As filed with the Securities and Exchange Commission on August 14, 2015

Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐
(Check appropriate box or boxes)

Alpine Series Trust
(Exact Name of Registrant as Specified in Charter)

2500 Westchester Avenue, Suite 215
Purchase, New York 10577
 (Address of Principal Executive Offices)

1-888-785-5578
(Area Code and Telephone Number)

Samuel A. Lieber
Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, New York 10577
 (Name and Address of Agent for Service)

With a Copy to:
Rose F. DiMartino, Esq.
Willkie Farr & Gallagher LLP
787 7th Avenue
New York, New York 10019

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Title of Securities Being Registered: Class A and Institutional Class shares of Alpine Accelerating Dividend Fund

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective on September 13, 2015 pursuant to Rule 488.

ALPINE SERIES TRUST
ALPINE EQUITY INCOME FUND
AND
ALPINE TRANSFORMATIONS FUND
c/o Boston Financial Data Services, Inc.
PO Box 8061
Boston, MA 02266
1-888-785-5578

Joint Special Meeting of Shareholders to be held on October 16, 2015

September [●], 2015

Dear Shareholder:

The Board of Trustees of the Trust (the “Board”) has called a joint special meeting of shareholders (“Meeting”) for the Alpine Equity Income Fund and Alpine Transformations Fund (each, a “Target Fund” and collectively, the “Target Funds”), each a series of Alpine Series Trust, a Delaware statutory trust (the “Trust”).  The Meeting will be held on October 16, 2015, at the offices of Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Purchase, New York 10577 at 10:00 a.m., Eastern time, in order to consider and vote on a proposed reorganization transaction regarding your Target Fund. Each transaction involves a proposal to reorganize a Target Fund into Alpine Accelerating Dividend Fund (to be renamed Alpine Rising Dividend Fund effective September 9, 2015), also a series of the Trust (the “Reorganization”). The attached Combined Proxy Statement/Prospectus asks for your approval of the proposed Reorganization with respect to your Target Fund. After careful consideration, the Board unanimously recommends that you vote “FOR” the proposed Reorganization with respect to your Target Fund. Detailed information about each Reorganization is contained in the enclosed materials.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Combined Proxy Statement/Prospectus and authorize a proxy to vote promptly. To authorize a proxy to cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope or follow the instructions on the Proxy Card for voting by touch-tone telephone or on the Internet.

It is important that your vote be received no later than the time of the Meeting or any adjournments thereof.

Sincerely,

Andrew Pappert Secretary Alpine Series Trust

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ALPINE SERIES TRUST
ALPINE EQUITY INCOME FUND
AND
ALPINE TRANSFORMATIONS FUND

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed Combined Proxy Statement/Prospectus describes the proposals to reorganize Alpine Equity Income Fund (the “Equity Income Fund”) and Alpine Transformations Fund (the “Transformations Fund” and together, with Equity Income Fund, the “Target Funds”) into Alpine Accelerating Dividend Fund (to be renamed Alpine Rising Dividend Fund effective as of September 9, 2015, and hereinafter referred to as the “Alpine Rising Dividend Fund”) (the “Acquiring Fund” and, together with the Target Funds, the “Funds”), each a series of Alpine Series Trust (the “Trust”). While we encourage you to read the full text of the enclosed Combined Proxy Statement/Prospectus, here is a brief overview of the proposed reorganizations. Please refer to the more complete information about the reorganizations contained elsewhere in the Combined Proxy Statement/Prospectus.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATIONS

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board of Trustees of the Trust (the “Board”) has unanimously approved each reorganization (each, a “Reorganization”), subject to shareholder approval, under which your Target Fund would be combined with the Acquiring Fund, another series of the Trust managed by Alpine Woods Capital Investors, LLC (“Alpine”). If shareholders of your Target Fund approve the Reorganization, you would become a shareholder of the Acquiring Fund. The Reorganization of one Target Fund is not contingent on the approval by shareholders of the Reorganization of the other Target Fund. The Acquiring Fund, after the Reorganization, is sometimes referred to herein as the “Combined Fund.”

Q.	HOW WILL THE REORGANIZATION OF MY TARGET FUND AFFECT ME?

A. If the Reorganization with respect to your Target Fund is approved, your Target Fund’s assets and liabilities will be combined with the assets and liabilities of the Acquiring Fund and you will become a shareholder of the Acquiring Fund. You will receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that you own on the date of the Reorganization.

Q.	WHY IS THE REORGANIZATION BEING RECOMMENDED?

A. The Board and management believe that each Reorganization is in the best interests of the applicable Target Fund. Each Reorganization is a part of management’s continuing effort to rationalize the Alpine family of funds into a more cohesive product set. The Board does not expect the Target Funds to experience significant growth in the foreseeable future and believes that the Combined Fund would be better positioned for growth than each Target Fund on its own. The Board also believes that each proposed Reorganization is preferable to liquidating a Target Fund, as it will provide shareholders with the opportunity to continue participating in the Alpine fund family.

The Acquiring Fund outperformed the Equity Income Fund for the one-, three-, and five-year and since inception periods ended June 30, 2015 (noting that depending on the period end, this may differ).  The Equity Income Fund, under normal circumstances, invests at least 80% of its net assets in equity securities, primarily investing in income-producing securities, targeting an investment in such securities of at least 65% of its total assets. The Board considered the fact that the Equity Income Fund has had its current strategy only since July 31, 2014.  Following the Reorganization, shareholders of the Equity Income Fund will be invested in a fund that has pursued its current investment strategy of investing 80% of its net assets in equity securities of companies that pay dividends since its inception on November 5, 2008 and thus has a longer track record in that strategy. The Acquiring Fund outperformed the Transformations Fund for the three-year and since inception periods ended June 30, 2015 (noting that depending on the period end, this may differ).  Both the Acquiring Fund and the Transformations Fund focus on investing in equity securities and may invest up to 5% of net assets in non-investment grade debt securities.  The most significant difference between the Funds is that the Acquiring Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities of certain domestic and foreign companies that pay dividends, while the Transformations Fund does not have an 80% policy and seeks to invest in equity securities of companies that, in Alpine’s estimation, are entering or on the verge of entering an accelerated growth period catalyzed by transformation.

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In addition, based on the expenses of the Funds as of April 30, 2015, following the Reorganization, you would be a shareholder of the Combined Fund, which is expected to have higher net assets and lower net total expense ratios for all classes based on current and/or proposed contractual arrangements for waiving fees and/or reimbursing expenses in place for each Fund. Each Reorganization may also provide enhanced opportunities for realizing greater economies of scale in the form of lower total operating expenses over time.

The Board also considered the continuity of investment advisory services. Alpine currently serves as investment adviser for both Target Funds and the Acquiring Fund. Andrew Kohl, the Acquiring Fund’s portfolio manager, and Mark T. Spellman, co-portfolio manager of the Equity Income Fund, will manage the Combined Fund if a Reorganization is approved and consummated.

Q.	ARE THE TARGET FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED POLICIES SIMILAR TO THOSE OF THE ACQUIRING FUND?

A. Yes. There are, however, certain differences in the investment objectives, principal investment policies and strategies, and principal risks between each Target Fund and the Acquiring Fund. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in the Combined Proxy Statement/Prospectus. The following chart provides a brief summary of some of the more significant of these differences, as considered by the Board.

	Alpine Equity Income Fund (Target Fund)	Alpine Rising Dividend Fund (Acquiring Fund)
80% Investment Policy
Under normal circumstances, the Equity Income Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities. The Equity Income Fund invests primarily in income-producing securities, targeting an investment in such securities of at least 65% of its total assets.

Alpine believes that high quality companies with strong balance sheets coupled with strong dividend profiles are attractive candidates for long-term investment. Alpine will typically emphasize dividend-paying equity securities with a focus placed upon current dividend levels as well as dividend growth over time.

Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets in the equity securities of certain domestic and foreign companies that pay dividends. This includes companies that have announced a special dividend or announced that they will pay dividends within six months. The Acquiring Fund seeks to provide dividend income without regard to whether the dividends qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended (the “Code”).

Investment in Foreign Securities	The Equity Income Fund may invest up to 15% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.
The Acquiring Fund invests in the equity securities of U.S. and foreign issuers, including those in emerging markets. The Acquiring Fund is not restricted with respect to how much it may invest in the issuers of any single country or the amount it may invest in non-U.S. issuers, provided the Acquiring Fund limits its investments in countries that are considered “emerging markets” to no more than 25% of its net assets at the time of investment.

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	Alpine Transformations Fund (Target Fund)	Alpine Rising Dividend Fund (Acquiring Fund)
Investment Objective(s)	Seeks capital appreciation.	Seeks income. Long-term growth of capital is a secondary objective.
80% Investment Policy
No 80% investment policy.
Under normal circumstances, the Transformations Fund seeks to invest in equity securities of companies that, in Alpine’s estimation, are entering or on the verge of entering an accelerated growth period catalyzed by transformation. Alpine believes that companies may experience transformation by (i) using existing assets more effectively, including through reorganization or rejuvenation of its management or business model or (ii) developing new concepts, including product, technology or business model concepts. Alpine believes that acceleration and deceleration of every company’s growth is inevitable during its life cycle. Alpine seeks to identify companies that are poised for transformation and an accelerated growth period by evaluating corporate management and its strategic capabilities, the competitive environment of a company and the company’s resources available for mobilization.

Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets in the equity securities of certain domestic and foreign companies that pay dividends. This includes companies that have announced a special dividend or announced that they will pay dividends within six months. The Acquiring Fund seeks to provide dividend income without regard to whether the dividends qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.

Investment in Foreign Securities
The Transformations Fund may invest without limitation in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts) that represent indirect interests in securities of foreign issuers. The Transformations Fund is not restricted on how much may be invested issuers of a single country, provided that it limits its investment in countries that are considered “emerging markets” to no more than 35% of its net assets.

The Acquiring Fund is not restricted with respect to how much it may invest in the issuers of any single country or the amount it may invest in non-U.S. issuers, provided the Acquiring Fund limits its investments in countries that are considered “emerging markets” to no more than 25% of its net assets at the time of investment.

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Q.	HOW IS EACH REORGANIZATION EXPECTED TO IMPACT FUND FEES AND EXPENSES?

A. Each Reorganization is expected to have the following impact on the fees and expenses of the Institutional Class and Class A shares of the Target Funds:

•
Gross and net total operating expenses of Institutional Class and Class A shares of the Combined Fund are expected to be lower than gross and net total operating expenses of the Institutional Class and Class A shares of each Target Fund.

•	Any sales charges or deferred sales charges imposed on a class of the Combined Fund will be the same as those imposed on the corresponding class of a Target Fund.

Please see “Summary—Comparison of Fees and Expenses” in the Combined Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by each Target Fund in comparison with those paid by the Acquiring Fund.

Q.	WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH A REORGANIZATION?

A.  No. No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged by a Target Fund as a result of a Reorganization. You will receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that you own as of the close of business on the day of the closing of the Reorganization (the “Closing Date”).

Q.	WHAT CLASSES OF SHARES WILL I RECEIVE?

A. You will receive shares of the same class of the Acquiring Fund as you hold in the Target Fund as of the Closing Date. No matter which class of shares you hold in a Target Fund, you will receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that you own as of the close of business on the Closing Date.

Q.	WILL I RECEIVE THE SAME NUMBER OF SHARES OF THE ACQUIRING FUND AS I CURRENTLY OWN OF A TARGET FUND?

A. No. You will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own as of the close of business on the Closing Date. However, the number of shares you receive will depend on the net asset value of the shares of the Target Fund and the Acquiring Fund as of the close of business on the Closing Date. Thus, if as of the Closing Date, the net asset value of a share of the Acquiring Fund is lower than the net asset value of the corresponding share class of the Target Fund you own, you will receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if the net asset value of a share of the Acquiring Fund is higher than the net asset value of the corresponding share class of the Target Fund you own, you will receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Acquiring Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization.

Q.	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION WITH RESPECT TO MY TARGET FUND?

A. Redemptions or exchanges of Target Fund shares that occur before the closing of each Reorganization will be processed according to your Target Fund’s policies and procedures in effect at the time of the redemption or exchange.
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Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF A REORGANIZATION?

A. No. You will receive the same class of shares of the Acquiring Fund as the class of shares of the Target Fund you own on the Closing Date. Your current privilege to exchange shares of your Target Fund for shares of other funds in the Alpine family of funds will not change.

Please see “Summary—Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in the Combined Proxy Statement/Prospectus for a description of the differences among fund classes.

Q.	CAN I PURCHASE ADDITIONAL SHARES IN A TARGET FUND PRIOR TO A REORGANIZATION?

A. Institutional Class and Class A shares of each Target Fund are currently available for purchase and incoming exchanges. However, if the shareholders of a Target Fund approve the Reorganization, that Target Fund will close to new purchases and exchanges approximately two business days prior to the Closing Date of the relevant Reorganization.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF A REORGANIZATION?

A. Each Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes. Assuming the Reorganization qualifies for such treatment, you will not recognize a gain or loss for federal income tax purposes as a direct result of the Reorganization. As a condition to the closing of each Reorganization, each Target Fund and the Acquiring Fund will receive an opinion of Willkie Farr & Gallagher LLP to the effect that the Reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax adviser about any state, local and other tax consequences of the Reorganization with respect to your Target Fund.

If shareholders of your Target Fund approve the Reorganization, your Target Fund will distribute its realized capital gains to shareholders prior to the Closing Date. Fund shareholders who do not hold their shares in a tax-advantaged account will receive a taxable capital gain distribution as a result. In addition, it is anticipated that the Transformations Fund’s portfolio managers will sell a substantial portion of the Transformations Fund’s portfolio securities after shareholder approval of the Reorganization but before the Closing Date of the Reorganization and that the Equity Income Fund’s portfolio managers will sell a portion of the Equity Income Fund’s portfolio securities after shareholder approval of the Reorganization but before the Closing Date of the Reorganization, and each Target Fund will realize capital gain or loss in connection with those sales. If a Target Fund realizes capital gains, those gains also will be distributed to shareholders of that Target Fund prior to the Closing Date.

Q.	WHO WILL PAY FOR EACH REORGANIZATION?

A. Alpine will pay for all of the costs solely and directly related to each Reorganization, including any proxy solicitation costs (the “Reorganization Costs”), on behalf of each Target Fund and the Acquiring Fund.

Alpine, on behalf of the Target Funds, has retained AST Fund Solutions, LLC, a proxy solicitation firm, to assist in the solicitation of proxies and the cost for such solicitation services will be borne by Alpine as Reorganization Costs as described above.

Q.	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A. The Board, including all of the independent Board members, unanimously recommends that you vote FOR the Reorganization with respect to your Target Fund.

Q.	WHAT HAPPENS IF THE REORGANIZATION OF MY TARGET FUND IS NOT APPROVED?

A. If the shareholders of your Target Fund do not approve the Reorganization with respect to your Target Fund, then you will remain a shareholder of the Target Fund and the Board may consider other alternatives. The Reorganization of one Target Fund is not contingent on the approval by shareholders of the Reorganization of the other Target Fund.
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Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders like you fail to vote their proxies, a Target Fund may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies. You should be aware that the principals of Alpine and their family members and Alpine’s affiliates beneficially own and have voting authority of over 50% of the Equity Income Fund’s outstanding voting securities (as of June 30, 2015), and such shares are expected to be voted in favor of the Reorganization, which will control the outcome of the vote. You should be aware that the principals of Alpine and their family members and Alpine’s affiliates beneficially own and have voting authority of over 45% of the Transformations Fund’s outstanding voting securities (as of June 30, 2015), and such shares are expected to be voted in favor of the Reorganization, which may determine the outcome of the vote. Shares of a Target Fund held by institutes and charitable trusts overseen by the principals of Alpine, but for which they do not maintain a beneficial ownership interest, will be voted in proportion to the total votes received from shareholders who are not principals of Alpine, their family members or affiliates of Alpine. Proxies relating to shares of a Target Fund held by clients of Alpine's affiliates will be passed through to those clients so that those clients will vote with respect to the applicable Reorganization.

Q.	WHEN IS THE REORGANIZATION OF MY TARGET FUND EXPECTED TO HAPPEN?

A. If the shareholders of your Target Fund approve the Reorganization with respect to your Target Fund at the Meeting on October 16, 2015, the Closing Date of the Reorganization is expected to occur on or about October 23, 2015.

Q.	HOW CAN I VOTE OR AUTHORIZE A PROXY TO VOTE?

A. In addition to voting in person at the Meeting or authorizing a proxy to vote by mail by returning the enclosed proxy card, you also may authorize a proxy to vote by either touch-tone telephone or online via the Internet, as follows:

To authorize a proxy to vote by touch-tone telephone:	To authorize a proxy to vote by Internet:
(1) Read the Combined Proxy Statement/Prospectus and have your Proxy Card at hand.	(1) Read the Combined Proxy Statement/Prospectus and have your Proxy Card at hand.
(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.
(3) Enter the control number set out on the Proxy Card and follow the simple instructions.	(3) Enter the control number set out on the Proxy Card and follow the simple instructions.

Q.	WHO GETS TO VOTE?

A. If you owned shares of a Target Fund at the close of business on August 25, 2015, you are entitled to vote those shares, even if you are no longer a shareholder of that Target Fund.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions about how to authorize a proxy to cast your vote, please call AST Fund Solutions, LLC, each Target Fund’s proxy solicitor, at 800-331-7543.

Your vote is important. Please authorize a proxy to vote promptly to avoid the additional expense of another solicitation.
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ALPINE SERIES TRUST
(a Delaware Statutory Trust)
Alpine Equity Income Fund
and
Alpine Transformations Fund

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 16, 2015

Please take notice that a Joint Special Meeting of Shareholders (the “Meeting”) of Alpine Equity Income Fund and Alpine Transformations Fund (together, the “Target Funds”), each a series of Alpine Series Trust (the “Trust”), will be held at the offices of Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Purchase, New York 10577, on October 16, 2015, at 10:00 a.m., Eastern time, for the following purposes:

PROPOSAL 1:
To consider and vote upon an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of your Target Fund by Alpine Accelerating Dividend Fund (to be renamed Alpine Rising Dividend Fund effective as of September 9, 2015) (the “Acquiring Fund”), a series of the Trust, in exchange for the assumption of all of the liabilities of your Target Fund and for shares of the Acquiring Fund, to be distributed to the shareholders of your Target Fund, and (ii) the subsequent termination of your Target Fund as a series of the Trust.

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record of each Target Fund at the close of business on August 25, 2015 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof.

YOUR VOTE ON THIS MATTER IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO AUTHORIZE A PROXY TO VOTE YOUR SHARES BY TELEPHONE OR OVER THE INTERNET.

By order of the Board of Trustees,

Andrew Pappert
Secretary
Alpine Series Trust

September [●], 2015

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The information in this Combined Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Combined Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 14, 2015
COMBINED PROXY STATEMENT/PROSPECTUS

SEPTEMBER [●], 2015

COMBINED PROXY STATEMENT FOR:

ALPINE SERIES TRUST
Alpine Equity Income Fund
 and
Alpine Transformations Fund
(each, a “Target Fund” and collectively, the “Target Funds”)

c/o Boston Financial Data Services, Inc.
PO Box 8061
Boston, MA 02266
1-888-785-5578

PROSPECTUS FOR:

ALPINE SERIES TRUST
Alpine Accelerating Dividend Fund
(to be renamed Alpine Rising Dividend Fund as of September 9, 2015)
(the “Acquiring Fund”)

(the Target Funds, together with the Acquiring Fund, the “Funds” and each, a “Fund”)

c/o Boston Financial Data Services, Inc.
PO Box 8061
Boston, MA 02266
1-888-785-5578

This Combined Proxy Statement and Prospectus (the “Combined Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Alpine Series Trust, a Delaware statutory trust (the “Trust”), for a Joint Special Meeting of Shareholders of each Target Fund (the “Meeting”). The Meeting will be held on October 16, 2015, at 10:00 a.m., Eastern time, at the offices of Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Purchase, New York 10577. At the Meeting, shareholders of each Target Fund as of the close of business on August 25, 2015 (the “Record Date”) will be asked to consider and act upon the following:

PROPOSAL 1:
To consider and vote upon a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”), providing for (i) the acquisition of all of the assets of your Target Fund by the Acquiring Fund, in exchange for the assumption of all of the liabilities of your Target Fund and for shares of the Acquiring Fund to be distributed to the shareholders of your Target Fund (the “Reorganization”), and (ii) the subsequent termination of your Target Fund as a series of the Trust.

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Each Reorganization Agreement contemplates the transfer of all of the assets of a Target Fund to the Acquiring Fund, in exchange for the assumption of all of the liabilities of that Target Fund by the Acquiring Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of that Target Fund. Each Target Fund would then distribute to its shareholders the portion of the shares of the Acquiring Fund to which each such shareholder is entitled, with each shareholder receiving shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of that Target Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization (the “Closing Date”). Thereafter, each Target Fund would be terminated as a series of the Trust.

As a shareholder of a Target Fund, you are being asked to consider and vote upon the approval of the Reorganization Agreement with respect to your Target Fund pursuant to which the Reorganization of your Target Fund would be accomplished. The Reorganization of one Target Fund is not contingent on the approval by shareholders of the Reorganization of the other Target Fund. Because the Reorganization will result in shareholders of your Target Fund holding shares of the Acquiring Fund, this Combined Proxy Statement also serves as a Prospectus for the Acquiring Fund.

If the Reorganization of your Target Fund is approved, the shareholders of your Target Fund will receive full and fractional shares of the Acquiring Fund of the corresponding classes of shares of your Target Fund according to the following chart:

Target Fund—Share Class Exchanged	Acquiring Fund—Share Class Received
Alpine Equity Income Fund	Alpine Rising Dividend Fund
Institutional Class	Institutional Class
Class A	Class A

Target Fund—Share Class Exchanged	Acquiring Fund—Share Class Received
Alpine Transformations Fund	Alpine Rising Dividend Fund
Institutional Class	Institutional Class
Class A	Class A

For more information about the Institutional Class and Class A shares offered by each of the Funds, see “Summary—Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in this Combined Proxy Statement/Prospectus.

Each Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, for federal income tax purposes. See “Information about the Proposed Reorganizations—Federal Income Tax Consequences” below. Shareholders should consult their tax advisers to determine the actual impact of the Reorganization with respect to their Target Fund in light of their individual tax circumstances.

Each Fund is a separate series of the Trust, a registered open-end management investment company organized as a Delaware statutory trust. The investment policies and strategies of the Target Funds have similarities with those of the Acquiring Fund.  However, there are certain differences in the investment objectives, policies, strategies and principal risks between each Target Fund and the Acquiring Fund. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Combined Proxy Statement/Prospectus.

This Combined Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”) dated September [●], 2015, relating to this Combined Proxy Statement/Prospectus and the Reorganizations has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Combined Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the Acquiring Fund at the address listed above or by calling 1-888-785-5578.

For more information regarding the Funds, see the current prospectuses of the Funds (the “Prospectuses”) and statement of additional information of the Funds (the “Funds SAI”) filed with the SEC on the dates listed in Appendix A.

The Prospectus of each Target Fund and the Funds SAI are incorporated into this Combined Proxy Statement/Prospectus by reference. The Prospectus of the Acquiring Fund is not being incorporated by reference.

The audited financial statements and related independent registered public accounting firm’s report for each Target Fund contained in the annual report for the fiscal year ended October 31, 2014 and the semiannual report for the fiscal period ended April 30, 2015 are incorporated herein by reference. You may receive without charge copies of the Prospectuses, Funds SAI, and annual and semiannual reports for the Funds by writing the Funds at Alpine Funds c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266, by accessing the Funds’ website at www.alpinefunds.com or by calling 1-888-785-5578.

The financial highlights for the Acquiring Fund contained in the semiannual report to shareholders for the fiscal period ended April 30, 2015 are attached to this Combined Proxy Statement/Prospectus as Appendix C. In addition, you can copy and review this Combined Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Combined Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

A copy of each Reorganization Agreement pertaining to the Reorganization of each Target Fund accompanies this Combined Proxy Statement/Prospectus as Appendix B.

The information contained herein concerning the Target Funds has been provided by, and is included herein in reliance upon, the Target Funds. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

SUMMARY	7
Proposed Reorganizations	7
Certain Defined Terms Used in This Combined Proxy Statement/Prospectus	8
Comparison of Investment Objectives and Principal Investment Strategies	8
Effect on Expenses	9
Comparison of Fees and Expenses	9
Federal Income Tax Consequences	16
Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures	16
COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS	17
Investment Objectives	17
Principal Investment Policies and Strategies	17
Risk Factors	18
Side-by-Side Comparison	22
PURCHASES, REDEMPTIONS AND EXCHANGES OF FUND SHARES; OTHER SHAREHOLDER INFORMATION	27
How to Buy Shares – Class A	27
How to Buy Shares – Institutional Class	28
Exchange Privilege	30
How to Redeem Shares	32
How the Funds Value Their Shares	34
Short-Term Trading Practices	35
Anti-Money Laundering	36
Distribution and Shareholder Servicing Plan – Class A	36
Sales Charge – Class A	37
Sales Charge Reduction or Waiver – Class A	37

Right of Accumulation	38
Letter of Intent	38
Reinstatement Privilege	39
Payments to Broker/Dealers and Other Financial Intermediaries	39
Revenue Sharing, Networking and Sub-Transfer Agency Fees	39
Dividends, Distributions and Taxes	40
INFORMATION ABOUT THE PROPOSED REORGANIZATIONS	42
The Reorganization Agreements	42
Description of the Acquiring Fund’s Shares	43
Reasons for the Reorganizations and Board Considerations	43
Federal Income Tax Consequences	44
TERMINATION OF THE TARGET FUNDS	45
PORTFOLIO SECURITIES	46
INFORMATION ABOUT MANAGEMENT OF THE TARGET FUNDS AND THE ACQUIRING FUND	46
Legal Proceedings	46
Management of the Equity Income Fund	47
Management of the Transformations Fund	47
Management of the Acquiring Fund	47
ADDITIONAL INFORMATION ABOUT THE TARGET FUNDS AND THE ACQUIRING FUND	48
Financial Highlights	48
Distribution Arrangements	48
Capitalization	48
Shareholder Rights and Obligations	49
Other Business	50
Shareholder Communications with the Board	50
Voting Information	50

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Combined Proxy Statement/Prospectus and the Reorganization Agreement with respect to your Target Fund, which is attached to this Combined Proxy Statement/Prospectus as Appendix B.

Proposed Reorganizations

At a meeting held on July 31, 2015, the Board of the Acquiring Fund and each Target Fund, including all of the Board members who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Board Members”), unanimously approved a Reorganization Agreement with respect to each Target Fund. Each Reorganization Agreement provides for:

1. the transfer of all of the assets of the Target Fund, in exchange for the assumption of all of the liabilities of the Target Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund;

2. the distribution of shares of the Acquiring Fund to the shareholders of the Target Fund; and

3. the termination of the Target Fund as a series of the Trust.

Each Reorganization Agreement is subject to approval by the shareholders of the relevant Target Fund. Each Reorganization, if approved by shareholders of the relevant Target Fund at the Meeting to be held on October 16, 2015, is scheduled to be effective as of the close of business on October 23, 2015, or on such later date as the parties may agree (“Closing Date”). As a result of a Reorganization, each shareholder of a Target Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares as of the close of business on the Closing Date. Institutional Class and Class A shareholders of a Target Fund will receive Institutional Class and Class A shares of the Acquiring Fund, respectively. See “Information about the Proposed Reorganizations” below. For more information about the classes of shares offered by the Funds, see “Summary—Comparison of Sales Loads,  Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” below and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” below.

For the reasons set forth below in “Information about the Proposed Reorganizations—Reasons for the Reorganizations and Board Considerations,” the Board of each Target Fund, including all of the Independent Board Members, has concluded that participation in a Reorganization is in the best interests of each Target Fund and that the interests of each Target Fund’s existing shareholders would not be diluted as a result of a Reorganization. The Board, therefore, is hereby submitting each Reorganization Agreement to the shareholders of the relevant Target Fund and recommending that shareholders of each Target Fund vote “FOR” the Reorganization Agreement effecting the Reorganization with respect to their Target Fund. The Board of the Acquiring Fund has also approved each Reorganization on behalf of the Acquiring Fund, having determined that participation in each Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of each Reorganization.

Approval of the Reorganization of a Target Fund will require the affirmative vote of a majority of the outstanding voting securities of that Target Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Target Fund. See “Additional Information about the Target Funds and the Acquiring Fund—Voting Information” below. The Reorganization of one Target Fund is not contingent on the approval by shareholders of the Reorganization of the other Target Fund.

As a condition to the closing of a Reorganization, each party to a Reorganization Agreement (other than Alpine Woods Capital Investors, LLC (“Alpine” or the “Adviser”)), must receive an opinion of Willkie Farr & Gallagher LLP to the effect that the Reorganization will be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, subject to the limited exceptions described below under the heading “Information about the Proposed Reorganizations—Federal Income Tax Consequences,” it is expected that neither a Target Fund nor its shareholders will recognize gain or loss as a result of a Reorganization, and that the aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Target Fund shares. For more information about the federal income tax consequences of the Reorganizations, see “Information about the Proposed Reorganizations—Federal Income Tax Consequences” below.

As of the date of this Combined Proxy Statement/Prospectus, it is anticipated that in connection with the repositioning of each Target Fund’s portfolio prior to the Reorganization, the Transformations Fund and Equity Income Fund will realize approximately $[●] and $[●] per share, respectively, in capital gains as a result of these sales, of which $[●] and $[●] per share, respectively, is expected to be short-term capital gain and $[●] and $[●], respectively, is expected to be long-term capital gain. The portion of the portfolio securities to be sold and the tax consequences related to those sales are estimates based on, among other things, historical data and current market conditions, and are subject to change.

 As described further under the heading “Portfolio Securities,” it is currently anticipated that after shareholder approval of the Reorganization, but before the Closing Date of the Reorganization, the Transformations Fund intends to sell a substantial portion of its assets solely and directly related to the Reorganization in order to better align with the Acquiring Fund’s investment strategies.  During this period, the Transformations Fund will not seek to comply with its stated investment policies or limitations.  It is also currently anticipated that after shareholder approval of the Reorganization, but before the Closing Date of the Reorganization, the Equity Income Fund intends to sell a portion of its assets solely and directly related to the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio securities are sold and a Target Fund’s tax basis in such securities. Any net capital gains recognized on these sales will be distributed to Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss) and/or ordinary dividends (to the extent of net realized short-term capital gain, i.e., the excess of net short-term capital gain over net long-term capital loss) during or with respect to a Target Fund’s taxable year that ends on the Closing Date, and any such distributions will be taxable to shareholders. In addition, a Target Fund will distribute to its shareholders, in one or more taxable distributions, all of the net investment income and net capital gain realized in the normal course of its operations and not previously distributed for taxable years ending on or prior to the Closing Date. The transaction costs associated with repositioning a Target Fund’s portfolio related to a Reorganization and incurred by a Target Fund will be borne by Alpine before a Reorganization. It is currently anticipated that transaction costs of approximately $[●] or $[●] per share and $[●] or $[●] per share, respectively, (based on the outstanding shares of each Target Fund as of the date of this Combined Proxy Statement/Prospectus) will be incurred with respect to the Transformations Fund and the Equity Income Fund, respectively as a result of the repositioning of its portfolio securities in connection with the Reorganizations; however, these estimates are subject to change.

Certain Defined Terms Used in This Combined Proxy Statement/Prospectus

Each Target Fund and the Acquiring Fund are a series of Alpine Series Trust (the “Trust”), a Delaware statutory trust. For ease of reference and clarity of presentation, shares of beneficial interest of the Acquiring Fund and each Target Fund are hereinafter referred to as “shares,” holders of shares are hereinafter referred to as “shareholders” and the Board of Trustees overseeing the Acquiring Fund and each Target Fund is referred to herein as the “Board.” After giving effect to a Reorganization, the Acquiring Fund is referred to as the “Combined Fund.”

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of each Target Fund and the Acquiring Fund. Please be aware that this is only a brief discussion. More detailed comparisons of the Funds, including their principal risks, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management, appear below in this Combined Proxy Statement/Prospectus. The investment objectives and principal investment strategies of the Acquiring Fund will apply to the Combined Fund following a Reorganization. More information can be found in the Funds’ Prospectuses and Funds SAI.

Equity Income Fund and Acquiring Fund

Both the Equity Income Fund and the Acquiring Fund seek income and long-term growth of capital. Both Funds, under normal circumstances, invest at least 80% of net assets in equity securities; however the Acquiring Fund, invests under normal circumstances, at least 80% of its net assets in the equity securities of certain domestic and foreign companies that pay dividends, while the Equity Income Fund primarily invests in income-producing securities, targeting an investment in such securities of at least 65% of its total assets.  The Equity Income Fund has had its current strategy only since July 31, 2014, whereas the Acquiring Fund has had its strategy since its inception on November 5, 2008.  Moreover, both Funds may invest in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges. Each Fund also is classified as diversified. However, there are certain differences in principal investment policies and strategies between the Funds which are discussed below.

The Equity Income Fund and the Acquiring Fund are subject to similar principal risk factors, with certain differences, which are described below.

Transformations Fund and Acquiring Fund

Both Funds focus on investing in equity securities and may invest up to 5% of net assets in non-investment grade debt securities.  Each Fund also is classified as diversified. Certain differences in principal investment policies and strategies between the Funds are discussed below. The most significant difference between the Funds is that the Acquiring Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities of certain domestic and foreign companies that pay dividends, while the Transformations Fund does not have an 80% policy and seeks to invest in equity securities of companies that, in Alpine’s estimation, are entering or on the verge of entering an accelerated growth period catalyzed by transformation.

The Transformations Fund and the Acquiring Fund are subject to similar principal risk factors, with certain differences, which are described below.

Effect on Expenses

This section summarizes the effect of a Reorganization on the fees and expenses of each Target Fund.

Following a Reorganization, if approved by shareholders, the aggregate investment advisory fees, net of any applicable waivers, of the Combined Fund is expected to be 1.00% of its average daily net assets, assuming the combined asset levels of the Acquiring Fund and each Target Fund as of October 31, 2014, each Fund’s fiscal year end. The fee rate for the Acquiring Fund and each Target Fund based aggregate investment advisory fees, net of any applicable waivers, at asset levels as of October 31, 2014 is as follows: Acquiring Fund: 0.10% of its average daily net assets; Equity Income Fund: 1.00% of its average daily net assets; and Transformations Fund: 0.46% of its average daily net assets.

Based on the expenses of the Acquiring Fund and each Target Fund as of their current prospectus dated February 27, 2015, the post-Reorganization total operating expense ratio of Institutional Class and Class A shares of the Combined Fund is expected to be lower than the pre-Reorganization expense ratio of Institutional Class and Class A shares of each Target Fund, after any applicable contractual fee waiver and/or expense reimbursement arrangements. Specifically, gross and net total operating expenses of Institutional Class and Class A shares of the Combined Fund are expected to be lower than gross and net total operating expenses of the Institutional Class and Class A shares of each Target Fund.

Each Reorganization, if approved by shareholders, will not have any effect on the shareholder services available to shareholders of the Target Fund as shareholders of the Combined Fund. Please see “Summary—Comparison of Fees and Expenses” in this Combined Proxy Statement/Prospectus for more information on contractual fee waiver and/or expense reimbursements.

Comparison of Fees and Expenses

The tables below compare the fees and expenses of shares of the Target Funds and the Acquiring Fund as of the end of their fiscal year on October 31, 2014, as shown in their current prospectus dated February 27, 2015, and show the estimated fees and expenses of the Combined Fund, on a pro forma basis, as if the Reorganization had occurred on April 30, 2015. The estimates are based on contracts and agreements in effect as of April 30, 2015, unless otherwise noted, and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of the prior fiscal year end. Accordingly, the actual fees and expenses of each class of each Fund and the Combined Fund as of the Closing Date may differ from those reflected in the tables below due to changes in net assets from those as of April 30, 2015. Changes in net assets may result from purchases and redemptions of Fund shares, market appreciation or depreciation, and other factors occurring between that date and the Closing Date. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in a Target Fund’s or the Acquiring Fund’s net assets will be borne by the shareholders of the applicable Fund and the Combined Fund. For information concerning the net assets of each Fund and class, please see “Additional Information about the Target Funds and the Acquiring Fund—Capitalization.”

Assuming the Reorganization of both Target Funds with and into the Acquiring Fund
	Pre-Reorganization			Pro Forma Combined Fund Institutional Class
	Equity Income Fund Institutional Class	Transformations Fund Institutional Class	Acquiring Fund Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) (%):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	None	None	None
Other Expenses	0.23%	0.89%	1.25%	0.21%
Acquired Fund Fees and Expenses	0.07%	-	-	0.06%
Total Annual Fund Operating Expenses	1.30%	1.89%	2.25%	1.27%
Fee Waiver and/or Expense Reimbursements(1)	-	(0.54)%	(0.90)%	-
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements(1)	1.30%	1.35%	1.35%	1.27%

(1)
The Adviser has agreed contractually to waive and/or reimburse expenses of the Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.60% of the average net assets of the Class A shares and 1.35% of the average net assets of the Institutional Class shares. This arrangement cannot be terminated prior to March 1, 2016 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

	Pre-Reorganization
	Equity Income Fund Class A	Transformations Fund Class A	Acquiring Fund Class A	Pro Forma Combined Fund Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load)	Generally none	Generally none	Generally none	Generally none
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) (%):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.23%	0.89%	1.25%	0.21%
Acquired Fund Fees and Expenses	0.07%	-	-	0.06%
Total Annual Fund Operating Expenses	1.55%	2.14%	2.50%	1.52%
Fee Waiver and/or Expense Reimbursements(1)	-	(0.54)%	(0.90)%	-
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements(1)	1.55%	1.60%	1.60%	1.52%

(1)
The Adviser has agreed contractually to waive and/or reimburse expenses of the Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.60% of the average net assets of the Class A shares and 1.35% of the average net assets of the Institutional Class shares. This arrangement cannot be terminated prior to March 1, 2016 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods
•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Alpine Equity Income Fund (with or without redemption)	$132	$412	$713	$1,568
Alpine Transformations Fund (with or without redemption)	$137	$542	$971	$2,168
Alpine Rising Dividend Fund (with or without redemption)	$137	$617	$1,123	$2,515
Pro Forma Combined Alpine Rising Dividend Fund (with or without redemption)	$129	$403	$697	$1,534

	1 Year	3 Years	5 Years	10 Years
Class A
Alpine Equity Income Fund (with or without redemption)	$699	$1,013	$1,348	$2,294
Alpine Transformations Fund (with or without redemption)	$704	$1,134	$1,589	$2,846
Alpine Rising Dividend Fund (with or without redemption)	$704	$1,205	$1,731	$3,166
Pro Forma Combined Alpine Rising Dividend Fund (with or without redemption)	$696	$1,004	$1,333	$2,263

Assuming the Reorganization of only Equity Income Fund with and into the Acquiring Fund

	Pre-Reorganization
	Equity Income Fund	Acquiring Fund	Pro Forma Combined Fund
	Institutional Class	Institutional Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) (%):
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.23%	1.25%	0.20%
Acquired Fund Fees and Expenses	0.07%	-	0.06%
Total Annual Fund Operating Expenses	1.30%	2.25%	1.26%
Fee Waiver and/or Expense Reimbursements(1)	-	(0.90)%	-
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements(1)	1.30%	1.35%	1.26%

(1)
The Adviser has agreed contractually to waive and/or reimburse expenses of the Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.60% of the average net assets of the Class A shares and 1.35% of the average net assets of the Institutional Class shares. This arrangement cannot be terminated prior to March 1, 2016 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

	Pre-Reorganization
	Equity Income Fund Class A	Acquiring Fund Class A	Pro Forma Combined Fund Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load)	Generally none	Generally none	Generally none
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) (%):
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.23%	1.25%	0.20%
Acquired Fund Fees and Expenses	0.07%	-	0.06%
Total Annual Fund Operating Expenses	1.55%	2.50%	1.51%
Fee Waiver and/or /Expense Reimbursements(1)	-	(0.90)%	-
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements(1)	1.55%	1.60%	1.51%

(1)
The Adviser has agreed contractually to waive and/or reimburse expenses of the Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.60% of the average net assets of the Class A shares and 1.35% of the average net assets of the Institutional Class shares. This arrangement cannot be terminated prior to March 1, 2016 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods
•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Alpine Equity Income Fund (with or without redemption)	$132	$412	$713	$1,568
Alpine Rising Dividend Fund (with or without redemption)	$137	$617	$1,123	$2,515
Pro Forma Combined Alpine Rising Dividend Fund (with or without redemption)	$128	$400	$692	$1,523

	1 Year	3 Years	5 Years	10 Years
Class A
Alpine Equity Income Fund (with or without redemption)	$699	$1,013	$1,348	$2,294
Alpine Rising Dividend Fund (with or without redemption)	$704	$1,205	$1,731	$3,166
Pro Forma Combined Alpine Rising Dividend Fund (with or without redemption)	$695	$1,001	$1,328	$2,252

Assuming the Reorganization of only Transformations Fund with and into the Acquiring Fund

	Pre-Reorganization
	Transformations Fund Institutional Class	Acquiring Fund Institutional Class	Pro Forma Combined Fund Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) (%):
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.89%	1.25%	0.72%
Acquired Fund Fees and Expenses	-	-	-
Total Annual Fund Operating Expenses	1.89%	2.25%	1.72%
Fee Waiver and/or Expense Reimbursements(1)	(0.54)%	(0.90)%	(0.37)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements(1)	1.35%	1.35%	1.35%

(1)
The Adviser has agreed contractually to waive and/or reimburse expenses of the Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.60% of the average net assets of the Class A shares and 1.35% of the average net assets of the Institutional Class shares. This arrangement cannot be terminated prior to March 1, 2016 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

	Pre-Reorganization
	Transformations Fund Class A	Acquiring Fund Class A	Pro Forma Combined Fund Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load)	Generally none	Generally none	Generally none
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) (%):
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.89%	1.25%	0.72%
Acquired Fund Fees and Expenses	-	-	-
Total Annual Fund Operating Expenses	2.14%	2.50%	1.97%
Fee Waiver and/or Expense Reimbursements(1)	(0.54)%	(0.90)%	(0.37)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements(1)	1.60%	1.60%	1.60%

(1)
The Adviser has agreed contractually to waive and/or reimburse expenses of the Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.60% of the average net assets of the Class A shares and 1.35% of the average net assets of the Institutional Class shares. This arrangement cannot be terminated prior to March 1, 2016 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods
•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Alpine Transformations Fund (with or without redemption)	$137	$542	$971	$2,168
Alpine Rising Dividend Fund (with or without redemption)	$137	$617	$1,123	$2,515
Pro Forma Combined Alpine Rising Dividend Fund (with or without redemption)	$137	$506	$899	$1,999

	1 Year	3 Years	5 Years	10 Years
Class A
Alpine Transformations Fund (with or without redemption)	$704	$1,134	$1,589	$2,846
Alpine Rising Dividend Fund (with or without redemption)	$704	$1,205	$1,731	$3,166
Pro Forma Combined Alpine Rising Dividend Fund (with or without redemption)	$704	$1,101	$1,522	$2,691

Federal Income Tax Consequences

Each Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If a Reorganization so qualifies, in general, none of the Target Funds, the Acquiring Fund, or their respective shareholders will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by each Reorganization. As a condition to the closing of each Reorganization, the Trust, on behalf of the Target Fund and the Acquiring Fund, will receive an opinion of Willkie Farr & Gallagher LLP, counsel to each Fund, to that effect. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If the Reorganization is effected, it is currently anticipated that after shareholder approval of the Reorganization, but before the Closing Date of the Reorganization, the Transformations Fund intends to sell a substantial portion of its assets solely and directly related to the Reorganization in order to better align with the Acquiring Fund’s investment strategies.  During this period, the Transformations Fund will not seek to comply with its stated investment policies or limitations.  It is also currently anticipated that after shareholder approval of the Reorganization, but before the Closing Date of the Reorganization, the Equity Income Fund intends to sell a portion of its assets solely and directly related to the Reorganization.  It is anticipated that transaction costs of approximately $[●] or $[●] per share (based on the outstanding shares of the Transformations Fund as of the date of this Combined Proxy Statement/Prospectus) will be incurred with respect to the Transformations Fund, and borne by Alpine, to reposition its portfolio in connection with the Reorganization. As of the date of this Combined Proxy Statement/Prospectus, it is anticipated that in connection with the repositioning of the Transformations Fund’s portfolio, the Transformations Fund will realize approximately $[●] per share in capital gains as a result of these sales, of which $[●] per share will be short-term capital gain and $[●] will be long-term capital gain. It is anticipated that transaction costs of approximately $[●] or $[●] per share (based on the outstanding shares of the Equity Income Fund as of this Combined Proxy Statement/Prospectus) will be incurred with respect to the Equity Income Fund, and borne by Alpine, to reposition its portfolio in connection with the Reorganization. As of the date of this Combined Proxy Statement/Prospectus, it is anticipated that in connection with the repositioning of the Equity Income Fund’s portfolio, the Equity Income Fund will realize approximately $[●] per share in capital gains as a result of these sales, of which $[●] per share will be short-term capital gain and $[●] will be long-term capital gain. The portion of the portfolio securities to be sold and the transaction costs and tax consequences related to those sales are estimates based on, among other things, historical data and current market conditions, and are subject to change.

At any time prior to the consummation of a Reorganization, a shareholder may redeem shares, likely resulting in recognition of a gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of a Reorganization, see “Information About the Reorganizations—Federal Income Tax Consequences.”

Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures

Shareholders in each Target Fund will be subject to the same sales load and deferred sales charge schedule and distribution and/or services fees, as applicable, after a Reorganization as they currently pay. No sales loads or deferred sales charges will be incurred by Target Fund shareholders as a result of a Reorganization.

The exchange privileges that shareholders of the Target Fund currently have with the other funds in the Alpine fund family will not change.

Procedures for the purchase, redemption, exchange and valuation of the shares of each Target Fund and the Acquiring Fund are identical. More information about the sales load, distribution and shareholder servicing arrangements for the shares of the Acquiring Fund and the procedures for making purchases, redemptions and exchanges of shares are set forth in “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” below.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of each Target Fund with the Acquiring Fund is based upon and qualified in its entirety by the disclosure appearing in the Prospectuses (as supplemented) of the Funds under the captions “Investment Objectives,” “Principal Investment Strategies,” “Principal Investment Risks” and “More on the Fund’s Investment Strategies, Investments and Risks.” The Prospectus (as supplemented from time to time) of each Fund is dated February 27, 2015.

The investment objectives, principal investment policies and strategies and principal investment risks of the Acquiring Fund will apply to the Combined Fund following the Reorganizations with the Target Funds.

Investment Objectives

The Acquiring Fund seeks income. Long-term growth of capital is a secondary objective.

The Equity Income Fund seeks current income and long-term growth of capital.

The Transformations Fund seeks capital appreciation.

Principal Investment Policies and Strategies

Equity Income Fund and Acquiring Fund

Both Funds, under normal circumstances, invest at least 80% of net assets in equity securities; however the Acquiring Fund, invests under normal circumstances, at least 80% of its net assets in the equity securities of certain domestic and foreign companies that pay dividends, while the Equity Income Fund primarily invests in income-producing securities, targeting an investment in such securities of at least 65% of its total assets.  The Equity Income Fund has had its current strategy only since July 31, 2014, whereas the Acquiring Fund has had its strategy since its inception on November 5, 2008.  Both Funds may invest in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.  However, the Equity Income Fund may invest up to 15% of its net assets in securities of foreign issuers, while the Acquiring Fund has no limit on these investments except that it may not invest more than 25% of its net assets in emerging market issuers.

Each Fund may invest in companies of any market capitalization, allowing the portfolio manager flexibility to identify investment opportunities that are expected to help each Fund achieve its investment objectives. Each Fund also is classified as diversified. The Funds currently may not invest a portion of their assets in initial public offerings (“IPOs”) due to Alpine’s discretionary policy based on percentage of investments in a Fund by Alpine or principals of Alpine.  After the Reorganization, the Combined Fund will also not be able to invest a portion of its assets in IPOs, based on this policy.

Following the closing of the Reorganization, Andrew Kohl, the Acquiring Fund’s portfolio manager, and Mark T. Spellman, co-portfolio manager of the Equity Income Fund, will manage the Combined Fund pursuant to the Acquiring Fund’s investment restrictions. The fundamental investment policies of the Equity Income Fund and the Acquiring Fund are set out in Appendix G.

Transformations Fund and Acquiring Fund

Both Funds focus on investing in equity securities and may invest up to 5% of net assets in non-investment grade debt securities.  Each Fund may invest in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.  However, the Transformations Fund may not may not invest more than 35% of its net assets in emerging markets issuers and the Acquiring Fund may not invest more than 25% of its net assets in emerging markets issuers. Both define an “emerging market” country as any country that is considered to be an emerging or developing country by the World Bank. The most significant difference between the Funds is that the Acquiring Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities of certain domestic and foreign companies that pay dividends, while the Target Fund does not have an 80% policy and seeks to invest in equity securities of companies that, in Alpine’s estimation, are entering or on the verge of entering an accelerated growth period catalyzed by transformation.

Each Fund may invest in companies of any market capitalization, allowing the portfolio manager flexibility to identify investment opportunities that are expected to help each Fund achieve its investment objective. Each Fund also is classified as diversified. Based on Alpine’s discretionary policy, the Funds currently may not invest in IPOs.  After the Reorganization, the Combined Fund will also not be able to invest in IPOs, based on this policy.

Following the closing of the Reorganization, Andrew Kohl, the Acquiring Fund’s portfolio manager, and Mark T. Spellman, co-portfolio manager of the Equity Income Fund, will manage the Combined Fund pursuant to the Acquiring Fund’s investment restrictions. The fundamental investment policies of the Transformations Fund and the Acquiring Fund are set out in Appendix G.

Risk Factors

Because the Funds have similar principal investment policies and strategies, the Funds share many of the same risks. You could lose money on your investment in each Fund and each Fund may not perform as well as other investments.

Equity Income Fund and Acquiring Fund

The following summarizes the principal risks of investing in the Funds:

•	Dividend Strategy Risk — The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur.

•	Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

•	Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

•	Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

•	Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

•	Undervalued Stock Risk — The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

The Acquiring Fund also characterizes each of the following as a principal risk of investing in the Fund:

•	Currency Risk — The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

•	Foreign Currency Transactions Risk — Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund's shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

•	Foreign Securities Risk — The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

•	Micro Capitalization Company Risk — Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

•	Portfolio Turnover Risk — High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

•	Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

The Equity Income Fund also characterizes each of the following as a principal risk of investing in the Fund:

•	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Fixed Income Securities Risk — Fixed income securities are subject to issuer risk, interest rate risk and market risk.

•	Interest Rate Risk — Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

•	Issuer Risk — Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

•	Large Capitalization Company Risk — Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Medium Capitalization Company Risk — Securities of medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

•	“Special Situations” Companies Risk — “Special situations” include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin-off of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.

•	U.S. Government Securities Risk — U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Transformations Fund and Acquiring Fund

The following summarizes the principal risks of investing in the Funds:

•	Currency Risk — The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

•	Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

•	Foreign Securities Risk — The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

•	Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

•	Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

•	Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

•	Micro Capitalization Company Risk — Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

•	Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

•	Undervalued Stock Risk — The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

The Acquiring Fund also characterizes each of the following as a principal risk of investing in the Fund:

•	Dividend Strategy Risk — The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur.

•	Foreign Currency Transactions Risk — Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund's shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

•	Portfolio Turnover Risk — High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

The Transformations Fund also characterizes each of the following as a principal risk of investing in the Fund:

•	“Special Situations” Companies Risk — “Special situations” include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin-off of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.

•	Transformation Risk — The Adviser seeks to invest in the securities of companies that the Adviser believes are entering or on the verge of entering a corporate transformation. No assurance can be made that these transformations will result in the vigorous growth anticipated by the Adviser or such growth may be significantly delayed.

Side-by-Side Comparison

The following chart shows a side-by-side comparison of the investment objectives, principal investment policies and strategies, investment adviser, portfolio managers and dividend and distribution policies of each Target Fund and the Acquiring Fund.

Equity Income Fund and Acquiring Fund

	Alpine Equity Income Fund (Target Fund)	Alpine Rising Dividend Fund (Acquiring Fund)	Differences between the Target Fund and the Acquiring Fund
Investment Objectives	Seeks current income and long-term growth of capital.	Seeks income. Long-term growth of capital is a secondary objective.	Both the Equity Income Fund and the Acquiring Fund seek income and long-term growth of capital.
80% Investment Policy
Under normal circumstances, the Equity Income Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities. The Equity Income Fund invests primarily in income-producing securities, targeting an investment in such securities of at least 65% of its total assets.

The Adviser believes that high quality companies with strong balance sheets coupled with strong dividend profiles are attractive candidates for long-term investment. The Adviser will typically emphasize dividend-paying equity securities with a focus placed upon current dividend levels as well as dividend growth over time.

Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets in the equity securities of certain domestic and foreign companies that pay dividends. This includes companies that have announced a special dividend or announced that they will pay dividends within six months. The Acquiring Fund seeks to provide dividend income without regard to whether the dividends qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended (the “Code”).

The Equity Income Fund and the Acquiring Fund’s 80% policies focus on investing in equity securities.  However, the Acquiring Fund’s policy is specifically tied to equity securities that pay dividends.  The Equity Income Fund does not have such a policy, but targets an investment of at least 65% of its total assets in income-producing securities.

	Alpine Equity Income Fund (Target Fund)	Alpine Rising Dividend Fund (Acquiring Fund)	Differences between the Target Fund and the Acquiring Fund
Investment in Foreign Securities	The Equity Income Fund may invest up to 15% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.
The Acquiring Fund is not restricted with respect to how much it may invest in the issuers of any single country or the amount it may invest in non-U.S. issuers, provided the Acquiring Fund limits its investments in countries that are considered emerging markets to no more than 25% of its net assets at the time of investment. An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”).

The Equity Income Fund may invest up to 15% of its net assets in securities of foreign issuers, while the Acquiring Fund has no limit on these investments except that it may not invest more than 25% of its net assets in emerging markets issuers.

Fixed Income Investments
The Equity Income Fund may invest up to 20% of its net assets in fixed income securities. The Equity Income Fund may invest in fixed income securities when the Adviser believes such securities provide attractive income opportunities and to generate yield. The Equity Income Fund may invest up to 5% of its net assets in fixed income securities rated below “A” by Standard & Poor’s Rating Services or by Moody’s Investors Service, Inc.; this limit does not apply to convertible debt securities.

The Equity Income Fund may invest up to 5% of its net assets in non-investment grade debt securities.
The Acquiring Fund may invest up to 5% of its net assets in non-investment grade debt securities.
The Equity Income Fund may invest up to 20% of its a net assets in fixed income securities.

The Equity Income Fund and Acquiring Fund may invest up to 5% of its net assets in non-investment grade debt securities.

Selection process
The Equity Income Fund invests in equity securities that the Adviser believes offer growth and income potential. The Adviser focuses on companies that it believes are attractively valued relative to their growth prospects. In selecting equity investments, the Adviser considers company fundamentals and the strength of a company’s management, as well as economic, market and regulatory conditions affecting a company or the industry.

With respect to fixed income securities, the Adviser also seeks growth and income potential. Investment emphasis is placed on higher quality issues expected to fluctuate little in value except as a result of changes in prevailing interest rates. The market values of the fixed income securities in the Equity Income Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. Although fixed income investments, to the extent made, will generally be made for the purpose of generating interest income, investments in medium to long-term fixed income securities (i.e., those with maturities from five to ten years and those with maturities over ten years, respectively) may be made with a view to realizing capital appreciation when the Adviser believes changes in interest rates will lead to an increase in the values of such securities. The fixed income portion of the Equity Income Fund’s portfolio will consist primarily of high quality fixed income securities; predominantly, debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, corporate obligations and money market instruments.

The Acquiring Fund combines three research driven investment strategies — dividend, growth and value — to generate sustainable distributed dividend income and to identify issuers globally with the history of or potential for increasing dividends and capital appreciation. The Acquiring Fund seeks to invest in issuers with a history of or potential for increasing and/or accelerating dividends, dividends that increase over time and where the amount of such increases grows over time. In selecting issuers, the Adviser analyzes each company’s dividend history, free cash flow and dividend payout ratios to assess that company’s potential to provide dividends as well the sustainability of dividend growth. The Fund uses a multi-cap, multi-sector, multi-style approach to invest in the securities of issuers of any capitalization level and in any sector or industry. In order to generate dividend income, the Acquiring Fund may use a dividend capture strategy where it purchases shares prior to the record date for a dividend and sells them within a short time thereafter. This strategy may result in higher turnover and associated transaction costs for the Acquiring Fund and may generate taxable short-term gains or losses. There is the potential for market loss on the shares that are purchased to capture a dividend, although Alpine seeks to use this strategy to generate additional income with limited adverse impact on the Acquiring Fund’s total return.

The Equity Income Fund invests in both equity and fixed income securities and follows a growth and income approach.

The Acquiring Fund focuses on equity securities and has a dividend, growth and value oriented approach.

	Alpine Equity Income Fund (Target Fund)	Alpine Rising Dividend Fund (Acquiring Fund)	Differences between the Target Fund and the Acquiring Fund
Diversification	The Target Fund is classified as diversified.	The Acquiring Fund is classified as diversified.	Same.
Investment Adviser	Alpine	Alpine	Same.
Portfolio Manager(s)	Mark T. Spellman Stephen A. Lieber	Andrew Kohl	Different portfolio managers.
Dividends and Other Distributions
Policy is to distribute to shareholders its investment company taxable income, if any, annually and any net realized capital gains annually or more frequently as required for qualification as a regulated investment company by the Code.

Policy is to distribute to shareholders its investment company taxable income, if any, annually and any net realized capital gains annually or more frequently as required for qualification as a regulated investment company by the Code.
Same.

Transformations Fund and Acquiring Fund

	Alpine Transformations Fund (Target Fund)	Alpine Rising Dividend Fund (Acquiring Fund)	Differences between the Target Fund and the Acquiring Fund
Investment Objective(s)	Seeks capital appreciation.	Seeks income. Long-term growth of capital is a secondary objective.	The Transformations Fund seeks capital appreciation while the Acquiring Fund seeks income and long-term growth of capital.
Principal Investment Strategies
Under normal circumstances, the Transformations Fund seeks to invest in equity securities of companies that, in the Adviser’s estimation, are entering or on the verge of entering an accelerated growth period catalyzed by transformation. The Adviser believes that companies may experience transformation by (i) using existing assets more effectively, including through reorganization or rejuvenation of its management or business model or (ii) developing new concepts, including product, technology or business model concepts. The Adviser believes that acceleration and deceleration of every company’s growth is inevitable during its life cycle. The Adviser seeks to identify companies that are poised for transformation and an accelerated growth period by evaluating corporate management and its strategic capabilities, the competitive environment of a company and the company’s resources available for mobilization.

Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets in the equity securities of certain domestic and foreign companies that pay dividends. This includes companies that have announced a special dividend or announced that they will pay dividends within six months. The Acquiring Fund seeks to provide dividend income without regard to whether the dividends qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.

The Transformations Fund does not have an 80% policy and seeks to invest in equity securities of companies that, in the Adviser’s estimation, are entering or on the verge of entering an accelerated growth period catalyzed by transformation.

	Alpine Transformations Fund (Target Fund)	Alpine Rising Dividend Fund (Acquiring Fund)	Differences between the Target Fund and the Acquiring Fund
Investment in foreign securities
The Fund may invest without limitation in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts) that represent indirect interests in securities of foreign issuers. The Fund is not restricted on how much may be invested issuers of a single country, provided that it limits its investment in countries that are considered “emerging markets” to no more than 35% of its net assets. An “emerging market” country is any country that is considered to be an emerging or developing country by the World Bank.

The Fund is not restricted with respect to how much it may invest in the issuers of any single country or the amount it may invest in non-U.S. issuers, provided the Fund limits its investments in countries that are considered emerging markets to no more than 25% of its net assets at the time of investment. An “emerging market” country is any country that is considered to be an emerging or developing country by the World Bank.

Allocation of the Fund’s assets among countries is dependent on the economic outlook of those countries and the dividends available in their markets. The Adviser screens the U.S. and foreign issuers in which it considers investing using the same criteria, including accelerating dividends, sufficiently liquid trading in an established market, and also its judgment that the issuer may have good prospects for earnings growth or may be undervalued.

The Transformations Fund and Acquiring Fund may invest  in securities of foreign issuers without limitation.  However, the Transformations Fund may not invest more than 35% of its net assets in emerging markets issuers and the Acquiring Fund may not invest more than 25% of its net assets in emerging markets issuers. Both define an “emerging market” country as any country that is considered to be an emerging or developing country by the World Bank.

Selection process
In managing the assets of the Transformations Fund, the Adviser pursues a value-oriented approach. The Adviser seeks to identify investment opportunities in securities of companies that it believes are undervalued in light of the companies’ potential for vigorous growth. The Transformations Fund may invest in companies of any market capitalization, including established companies or those with little operating history.

The Transformations Fund does not have a policy to concentrate its investments in securities of issuers in any particular industry, but rather the Adviser seeks to identify businesses that it believes are well positioned to benefit from corporate transformation. Factors that the Adviser considers include, but are not limited to, strong financial resources, new or reorganized corporate management, demonstrated technological leadership, introduction of new and better products, innovative business models and potential to benefit from deregulation. In addition, these factors may indicate to the Adviser that a company has potential for transformation in the form of a merger or acquisition or other consolidation event, any of which may stimulate growth.

The Acquiring Fund combines three research driven investment strategies — dividend, growth and value — to generate sustainable distributed dividend income and to identify issuers globally with the history of or potential for increasing dividends and capital appreciation. The Acquiring Fund seeks to invest in issuers with a history of or potential for increasing and/or “accelerating dividends,” dividends that increase over time and where the amount of such increases grows over time. In selecting issuers, the Adviser analyzes each company’s dividend history, free cash flow and dividend payout ratios to assess that company’s potential to provide accelerating dividends as well the sustainability of dividend growth.

The Transformations Fund has a value oriented approach. The Acquiring Fund has a dividend, growth and value oriented approach.

	Alpine Transformations Fund (Target Fund)	Alpine Rising Dividend Fund (Acquiring Fund)	Differences between the Target Fund and the Acquiring Fund
Diversification	The Target Fund is classified as diversified.	The Acquiring Fund is classified as diversified.	Same.
Investment Adviser	Alpine	Alpine	Same.
Portfolio Manager(s)	Sarah Hunt Stephen A. Lieber	Andrew Kohl	Different portfolio managers.
Dividends and Other Distributions
Policy is to distribute to shareholders its investment company taxable income, if any, annually and any net realized capital gains annually or more frequently as required for qualification as a regulated investment company by the Code.

Policy is to distribute to shareholders its investment company taxable income, if any, annually and any net realized capital gains annually or more frequently as required for qualification as a regulated investment company by the Code.
Same.

PURCHASES, REDEMPTIONS AND EXCHANGES OF FUND SHARES; OTHER SHAREHOLDER INFORMATION

This section describes the Institutional Class and Class A shares that the Target Funds and Acquiring Fund currently make available and that the Acquiring Fund will make available after the Reorganization and how shareholders may buy and sell those Fund shares. It also describes how the Funds value their securities and the Funds’ policies on frequent trading of Fund shares. Unless otherwise indicated, the term “Fund” as used in this section of the Combined Proxy Statement/Prospectus refers to both the Target Funds and the Acquiring Fund.

How to Buy Shares – Class A

You may purchase shares of the Fund through your financial intermediary on any day the NYSE is open. The minimum initial investment in the Fund’s Class A shares is $2,500. The minimum may be waived in certain situations. There is no minimum investment requirement for subsequent investments. The offering price of each share will be the next determined net asset value plus the applicable sales charge. The applicable sales charge may be waived in certain situations. A detailed description of the situations in which the sales charge may be waived is set forth in the section titled, “Sales Charge.” You must have an arrangement with your financial intermediary to buy additional shares.

Certain intermediaries, including broker-dealers have been designated as agents authorized to accept purchase, redemption and exchange orders for Fund shares. Orders placed through an intermediary will be deemed to have been received and accepted by the Fund when the intermediary accepts the order. These intermediaries are required by contract and applicable law to ensure that orders are executed at the appropriate price after the intermediary receives the request in good form. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

How to Buy Shares – Institutional Class

You may purchase shares of the Funds on any day the NYSE is open. The minimum initial investment for the Institutional Class in each Fund is $1,000,000. The minimum may be waived in certain situations as described below. There is no minimum investment requirement for subsequent investments if mailed by check. Telephone and Internet subsequent purchases are subject to a minimum of $100. Shares will be issued at the net asset value per share next computed after the receipt of your purchase request in good order by the Transfer Agent or your financial intermediary, together with payment in the amount of the purchase. No sales charge is imposed on purchases or on the reinvestment of dividends. Stock certificates will not be issued. Instead, your ownership of shares will be reflected in your account records with the Funds. All requests received in good order before 4:00 p.m. Eastern Time, or the closing of the NYSE, whichever is earlier, will be processed on that same day. Requests received after 4:00 p.m. will receive the next business day’s NAV.

Minimum initial purchase amounts for the Institutional Class are waived for the following:

·	Any shareholder as of the close of business January 3, 2012
·	Employees of Alpine or its affiliates and their immediate family
·	Current and former Trustees of funds advised by Alpine
·	Alpine or its affiliates
·	Investors in employee retirement, stock, bonus, pension or profit sharing plans
·	Investment advisory clients of Alpine or its affiliates
·	Registered Investment Advisers
·	Broker/Dealers and Registered Investment Advisers with clients participating in comprehensive fee programs
·
Any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with Alpine or a third party through which the investment is made

These waivers may be discontinued at any time without notice.

Purchases by Mail – Institutional Class Only

To make an initial purchase by mail:

·	Complete the application.

·	Mail the application, together with a check made payable to the Alpine Funds to:

By Mail:	By Overnight Delivery or Express Mail:

Alpine Funds	Alpine Funds
c/o Boston Financial Data Services, Inc.	c/o Boston Financial Data Services, Inc.
PO Box 8061	30 Dan Road
Boston, MA 02266-8061	Canton, MA 02021-2089

·
Payment should be made by check in U.S. dollars drawn on a U.S. bank, savings and loan association, or credit union. The Funds do not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

·
Subsequent investments may be made in the same manner, but you need not include an application. When making a subsequent investment, use the return remittance portion of your statement, or indicate on the face of your check, the name of the Fund in which the investment is to be made, the exact title of the account, your address, and your Fund account number.

Purchases by Internet – Institutional Class Only

To open an account via the Internet with no forms to print or mail, go to www.alpinefunds.com.

Payment for shares purchased through the Funds’ website may be made only through an Automatic Clearing House (“ACH”) debit of your bank account of record. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Only bank accounts held at U.S. financial institutions that are ACH members can be used for transactions through the Funds’ website. Transactions initiated through the website are subject to the same purchase and redemption minimums and maximums as other transaction methods. Minimum subsequent purchases through the website must be in amounts of $100 or more.

You should be aware that there may be delays, malfunctions or other inconveniences associated with the Internet. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider performing transactions by another method.

The Funds employ procedures to confirm that transactions entered through the Internet are genuine. These procedures include passwords, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to conduct transactions on the website, you will need your account number, Social Security number, username and password. The Funds and their service providers will not be liable for any loss, liability, cost or expense for following instructions communicated through the Funds’ website, including fraudulent or unauthorized instructions.

Purchases by Wire – Institutional Class Only

If you are making your first investment in the Funds, before you wire funds:

·	The Transfer Agent must have a completed application. You can mail or overnight deliver your application to the Transfer Agent at the address above.

·	Upon receipt of your completed application, the Transfer Agent will establish an account for you.

·
The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, your name and account number so that monies can be correctly applied. Your bank should transmit funds by wire to:

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
ABA No. 011000028

Credit:
Boston Financial Data Services, Inc.
Account No. 9905-837-2

Further Credit:
(name of Alpine Fund to be purchased)
(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern Time, or the closing of the NYSE, whichever is earlier, to be eligible for same day pricing. The Fund and State Street Bank and Trust Company are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For Subsequent Investments – By Wire – Institutional Class Only

·	Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Purchases by Telephone – Institutional Class

To make additional investments by telephone, you must check the appropriate box on your application authorizing telephone purchases. If elected on your account application and your account has been open for at least 15 days, you may purchase shares in amounts of $100 or more by calling 1-888-785-5578. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. Your shares will be purchased at the net asset value calculated on the day of your purchase order. For security reasons, requests by telephone will be recorded.

Additional Information

If your purchase transaction is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss a Fund or Alpine incurs and you will be subject to a returned check fee of $25. If you are an existing shareholder of any of the Alpine Funds, a Fund may redeem shares from your account in any of the Alpine Funds to reimburse the Fund or Alpine for the loss. In addition, you may be prohibited or restricted from making further purchases of shares.

Shares may also be purchased through certain brokers or other financial intermediaries, which may impose transaction fees and other charges. These fees and charges are not imposed by the Funds.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

Shares of the Funds have not been registered for sale outside of the United States. The Alpine Funds generally do not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

Under certain circumstances, if no activity occurs within a time period specified by state law, your shares in a Fund may be transferred to that state.

Exchange Privilege

You may exchange some or all of your shares of a Fund for shares of the same class of one of the other Alpine Funds. You may do this through your financial intermediary, or by telephone, mail or via the Internet as described below. An exchange involves the redemption of shares of one Fund and the purchase of shares of another Alpine Fund. Once an exchange request has been placed by telephone, mail, or Internet, it is irrevocable and may not be modified or canceled. Exchanges are made on the basis of the relative net asset values of the shares being exchanged next determined after an exchange request is received. An exchange which represents an initial investment in a fund is subject to the minimum investment requirements of that fund. In addition, brokers and other financial intermediaries may charge a fee for processing exchange requests. Exchanges are not subject to redemption fees, except in the case when you are exchanging from a fund with a redemption fee to a fund that does not currently charge a redemption fee. If you exchange from a fund without a redemption fee into a fund with a redemption fee, the fee liability begins on the trade date of the exchange and not the original share purchase date.

The Alpine Funds each have different investment objectives and policies. You should review the objective and policies of the fund whose shares will be acquired in an exchange before placing an exchange request. An exchange is a taxable transaction for Federal income tax purposes. The exchange privilege may be modified or discontinued at any time by the Alpine Funds upon sixty days’ notice.

Voluntary Conversion. Shareholders may be able to convert Class A shares to Institutional Class shares of a Fund, which have a lower expense ratio, provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with Alpine or the Distributor specific for this purpose. Such a conversion in these particular circumstances does not cause the shareholder to realize taxable gain or loss. Please contact your tax adviser for additional information. Not all share classes are available through all financial intermediaries.

Exchanges by Telephone – Institutional Class

To exchange shares by telephone:

·	Call 1-888-785-5578 or your broker or financial intermediary.

·	Shares exchanged by telephone must have a value of $1,000 or more.

·	Exchange requests received after market close (generally, 4:00 p.m. Eastern Time) will be processed using the net asset value determined on the next business day.

·
During periods of unusual economic or market conditions, you may experience difficulty in effecting a telephone exchange. You should follow the procedures for exchanges by mail if you are unable to reach the Funds by telephone, but send your request by overnight courier to: Alpine Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021.

To exchange shares by telephone, you must indicate this on your application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to the Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266.

Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time.

Exchanges by Mail – Institutional Class

To exchange shares by mail:

·	Send a written request using the procedures for written redemption requests (however, no signature guarantee is required).

·	For further information, call 1-888-785-5578 or your broker or financial intermediary.

Exchanges by Internet – Institutional Class

To exchange shares via the Internet:

·	During periods of unusual economic or market conditions, you may experience difficulty in effecting an internet exchange.

·	Exchange requests received after market close (generally, 4:00 p.m. Eastern Time) will be processed using the net asset value determined on the next business day.

·	For further information, call 1-888-785-5578 or visit the Funds’ website at www.alpinefunds.com.

How to Redeem Shares

Class A

You may redeem shares of the Fund through your financial intermediary on any day the NYSE is open. The price you will receive is the net asset value per share next computed after your redemption request is received in proper form. Redemption requests received after market close (generally, 4:00 p.m. Eastern Time) will be processed using the net asset value per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests. The minimum account size for all Funds is currently $1,000.

Institutional Class

You may redeem shares of each Fund on any day the NYSE is open, either directly or through your financial intermediary. The price you will receive is the net asset value per share next computed after your redemption request is received in proper form. Redemption proceeds generally will be sent to you within seven days. However, if shares have recently been purchased by check, redemption proceeds will not be sent until your check has been collected (which may take up to twelve business days). Once a redemption request has been placed, it is irrevocable and may not be modified or canceled. Redemption requests received after market close (generally, 4:00 p.m. Eastern Time) will be processed using the net asset value per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests.

Redeeming Shares by Mail – Institutional Class

To redeem shares by mail:

·	Send a letter of instruction signed by all registered owners of the account to: Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266.

·	Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners.

·	Payment for the redeemed shares will be mailed to you by check at the address indicated in your account registration.

For further information, call 1-888-785-5578 or your broker or financial intermediary.

Redeeming Shares by Telephone – Institutional Class

To redeem shares by telephone:

·
Call 1-888-785-5578 between the hours of 8:00 a.m. and 6:00 p.m. (Eastern Time) on any business day (i.e., any weekday exclusive of days on which the NYSE is closed). The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

·	Specify the amount of shares you want to redeem (minimum $1,000).

·	Provide the account name, as registered with the Fund, and the account number.

·
Redemption proceeds will be mailed to you by check at the address indicated in your account registration, or wired to an account at a commercial bank that you have previously designated. Once a telephone transaction has been placed, it cannot be cancelled or modified. A $15.00 charge is deducted from redemption proceeds if the proceeds are wired. This charge is subject to change without notice. Redemption proceeds may also be sent via electronic funds transfer through the ACH network, to your predetermined bank account. There is no charge for the electronic funds transfer however credit may not be available for two to three days.

·
During periods of unusual economic or market conditions, you may experience difficulty effecting a telephone redemption. In that event, you should follow the procedures for redemption by mail and send your written request by overnight courier to: Alpine Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021.

To redeem shares by telephone, you must indicate this on your application and choose how the redemption proceeds are to be paid. To authorize telephone redemption after establishing your account, or to change instructions already given, send a signed written request to the Alpine Funds c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266. Signatures may require a guarantee or verification by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees or authentication are acceptable to the Transfer Agent. You should allow approximately ten business days for the form to be processed.

Reasonable procedures are used to verify that telephone redemption requests are genuine. These procedures include requiring some form of personal identification and tape recording of conversations. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. Each Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

Redemption Fee

The Funds are designed for long-term investors willing to accept the risks associated with a long-term investment. The Funds are not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Funds’ investment programs. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Funds at the worst possible time as far as long-term investors are concerned. Short-term trading drives up the Funds’ transaction costs, measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors. Additionally, redemption of short-term holdings may create missed opportunity costs for the Funds, as Alpine is unable to take or maintain positions with certain securities employing certain strategies that require a longer period of time to achieve anticipated results.

For these reasons, the Funds assess a 1.00% fee on the redemption of each Fund’s shares held for less than 60 days. For example, a purchase with a trade date of January 2, 2015 will not be assessed a redemption fee if redeemed on or after March 3, 2015 or the following business day if this date were to fall on a weekend or holiday. Redemption fees will be paid to the Funds to help offset transaction costs. The Funds reserve the right to waive the redemption fee, subject to their sole discretion in instances they deem not to be disadvantageous to the Funds.

The Funds will use the first-in, first-out (FIFO) method to determine the 60 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 60 days, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Funds for 60 days, not including, the date of purchase.

The redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Funds’ Systematic Withdrawal Plan, as these transactions are typically de minimis. This fee will also not be assessed on certain exchanges or to the participants in employer-sponsored retirement plans that are held at the Funds in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at the Funds in an omnibus account. The redemption fee will also not be assessed on exchanges except in instances where you are exchanging shares of a Fund with a redemption fee into a Fund which does not currently have a redemption fee. If you exchange from a Fund without a redemption fee into a Fund with a redemption fee, the fee liability begins on the trade date of the exchange not the original share purchase date. The redemption fee will also not be assessed to accounts of Alpine or its affiliates used to capitalize the Fund as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemption to avoid adverse effects to the Fund.

The Funds may also waive the redemption fee on redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the financial intermediary charges an asset-based or comprehensive “wrap” fee for its services) in instances where a Fund reasonably believes either that the financial intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in Fund shares.

Additional Redemption Information

A redemption of shares is a taxable transaction for federal income tax purposes. The Funds may pay redemption proceeds by distributing securities held by the Fund, but only in the unlikely event that the Board of Trustees of the Funds determines that payment of the proceeds in cash would adversely affect other shareholders of the Funds. Although the Funds reserve the right to pay the redemption amount in-kind through the distribution of portfolio securities, the Funds are obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund’s total net assets during any ninety-day period for any one shareholder.

The Funds reserve the right to:

·
suspend redemptions or postpone payment for up to seven days or longer, as permitted by applicable law, under extraordinary circumstances, or as permitted by the SEC in order to protect remaining shareholders;

·
close your account in Fund if as a result of one or more redemptions the account value has remained below $1,000 for thirty days or more. You will receive sixty days’ written notice to increase the account value before the account is closed.

Signature Guarantees are required:

·	If ownership is changed on your account;

·	When redemption proceeds are payable or sent to any person, address or bank account not on record;

·	When establishing or modifying certain services on an account;

·	If a change of address request was received by the Transfer Agent within the last 15 days;

·
The Funds and/or the Transfer Agent may require a signature guarantee in other cases based on the facts and circumstances relative to the particular situation. A signature guarantee must be provided by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Transfer Agent; and

·	For all redemptions in excess of $50,000 from any shareholder account

In addition to the situations described above, the Funds and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

How the Funds Value Their Shares

The price of each Fund’s shares is based on the Fund’s net asset value (“NAV”). You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. Because of the differences in distribution fees and class-specific expenses, the per share NAV of each class will differ. The net asset value of shares of each Fund is calculated by dividing the value of the Fund’s net assets by the number of the Fund’s outstanding shares. The net asset value takes into account the fees and expenses of the Fund, including management, administration and other fees, which are accrued daily. The price at which a purchase or redemption is effected is based on the net asset value next computed after a Fund or its agents receive your request in good order. All requests received in good order before 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange (the “NYSE”), whichever occurs earlier (the “cut off time”), will be executed at the net asset value computed on that same day. Requests received after the cut off time (except for requests made on behalf of certain eligible retirement accounts and other omnibus accounts (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, Money Purchase Pensions Plans, accounts held under trust agreements at a trust institution, accounts held at a brokerage, or “Fund Supermarkets”)) will receive the next business day’s net asset value.

In computing net asset value, portfolio securities held by the Funds are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available or securities are not valued by third party pricing services, securities are valued at fair value in accordance with fair value procedure adopted by the Board. A Fund will use an independent party pricing service or, if unavailable, fair value pricing where: (i) a security is illiquid (restricted securities and repurchase agreements maturing in more than seven days); (ii) the market or exchange for a security is closed on an ordinary trading day and no other market prices are available; (iii) the security is so thinly traded that there have been no transactions in the security over an extended period; or (iv) the validity of a market quotation received is questionable. In addition, fair value pricing will be used if emergency or unusual situations have occurred, such as when trading of a security on an exchange is suspended; or when an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the NAV is calculated (applicable to foreign securities).

Fair Value Pricing

The trading hours for most foreign securities end prior to the close of the NYSE, the time each Fund’s net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds may value foreign securities at fair value, taking into account such events, when they calculate their net asset values. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.

Short-Term Trading Practices

The Board of Trustees (the “Board”) has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” A Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its shareholders. For example, large flows of cash into and out of a Fund may require Alpine to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs can reduce the Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board of Trustees has developed and adopted a market timing policy which takes steps to reduce the frequency and effect of these activities in each Fund. These steps include, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when Alpine determines current market prices are not readily available. These techniques may change from time to time as determined by the Funds in their sole discretion.

The Funds reserve the right, in their sole discretion, to identify trading practices as abusive. If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees.

For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund.

In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Funds do not have access to the underlying shareholder account information. In this regard, in compliance with Rule 22c-2 under the 1940 Act, the Funds have entered into Information Sharing Agreements with financial intermediaries pursuant to which these financial intermediaries are required to provide to the Funds, at each Fund’s request, certain customer and identity trading information relating to its customers investing in a Fund through non-disclosed or omnibus accounts. The Funds will use this information to attempt to identify abusive trading practices. Financial intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from customers that are found to have engaged in abusive trading in violation of a Fund’s policies. However, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.

Anti-Money Laundering

In compliance with the USA PATRIOT Act of 2001, please note that the Funds’ transfer agent (the “Transfer Agent”) will verify certain information on your application as part of the Funds’ Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-888-785-5578 if you need additional assistance when completing your application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction on the account until clarifying information/documentation is received. The Funds also reserve the right to close the account within five business days if clarifying information/documentation is not received. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Distribution and Shareholder Servicing Plan – Class A

The Trusts, on behalf of Class A shares of the Funds, has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 of the 1940 Act, to provide certain distribution and shareholder-servicing activities for the Funds and its shareholders. A Fund’s Class A shares may pay up to 0.25% per year of its average daily net assets for such distribution and shareholder-servicing activities. Rule 12b-1 fees finance distribution activities that promote the sale of the Fund’s shares. Distribution activities include, but are not necessarily limited to, advertising, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and compensating underwriters, dealers and sales personnel. Shareholder services may include among other things, assisting investors in processing their purchase, exchange, or redemption request, or processing dividend and distribution payments. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Sales Charge – Class A

You pay the offering price (the net asset value per share plus any initial sales charge) when you buy Class A shares unless you qualify for waiver as described below. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by a Fund. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below.

Amount Invested	% of Offering Price	% of Net Amount Invested	Dealer Concession
Less than $25,000	5.50%	5.82%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.50%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.25%	2.30%	1.75%
$1,000,000 and over	None*	None*	1.00%*

*
A contingent deferred sales charge of 1.00% will be applied if shares are redeemed within 12 months of purchasing Class A shares as part of an investment greater than $1,000,000 if no front-end sales charge was paid at the time of purchase and a concession was paid to the financial intermediary or dealer.

Sales Charge Reduction or Waiver – Class A

There are several ways you can combine multiple purchases of Class A shares to reduce or eliminate the sales charge. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares in an amount of $25,000 or more, you must inform your financial intermediary if you are eligible for a right of accumulation or a letter of intent. Failure to notify your financial intermediary may result in not receiving the sales charge reduction or elimination to which you are otherwise entitled. Certain records, such as account statements, may be necessary in order to verify your eligibility to reduce or eliminate the sales charge. If you hold fund shares in accounts at two or more financial intermediaries, please contact your financial intermediaries to determine which shares may be combined. For more information, see the SAI or contact your financial intermediary.

Additionally, the sales charge for Class A shares may be waived for the following persons or reasons:

•	Employees of the Adviser or its affiliates and their immediate family, for purchases directly through the Fund or its distributor

•	Current and former Trustees of funds advised by the Adviser, for purchases directly through the Fund or its distributor

•	The Adviser or its affiliates, for purchases directly through the Fund or its distributor

•
An agent or broker of a dealer that has entered into a selling agreement with the Fund’s distributor for the agent or broker’s own account or an account of a relative of any such person, or an account for the benefit of any such person

•	Investors in employee retirement, stock, bonus, pension or profit sharing plans

•	Investment advisory clients of the Adviser or its affiliates

•	Registered Investment Advisers and clients of certain advisory programs

•	Broker/Dealers and Registered Investment Advisers with clients participating in comprehensive fee programs

•
Financial intermediaries that have entered into contractual agreements with the Funds’ distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers

•	Shares acquired when dividends or capital gains are reinvested in the Funds

•	Shares offered to any other investment company to effect the combination of such company with the Funds by merger, acquisition of assets or otherwise

•	Purchases by shareholders of the Funds investing through self-directed brokerage service platforms

These waivers may be discontinued at any time without notice.

Contingent Deferred Sales Charges (“CDSC”) – Class A

There is no initial sales charge on Class A purchases of $1 million or more, but a CDSC may apply. You will pay a CDSC of 1.00% when you redeem within 12 months of purchasing Class A shares as part of an investment greater than $1,000,000 if no front-end sales charge was paid at the time of purchase and a concession was paid to the financial intermediary or dealer.

That CDSC will be calculated on the lesser of the net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

You do not pay a CDSC on shares reinvested from dividends or capital gain distributions paid by a Fund.

The CDSC may be waived for redemptions by shareholders investing through self-directed brokerage service platforms.

Right of Accumulation

The right of accumulation allows you to combine the current value of your holdings in Class A or Institutional Class shares of the Fund, based on the current offer price, with other qualifying shares that are owned by you, your spouse, your children under the age of 21, or a trustee or fiduciary of a single trust estate or single fiduciary account and with the dollar amount of your next purchase of Class A shares or Institutional Class shares, including any applicable sales charge, for purposes of determining whether or which level of sales charge applies. Qualifying shares may include shares held in accounts held at a financial intermediary. Class A shares or Institutional Class shares of the Fund in accounts held through 401(k) plans and similar multi-participant retirement plans, or those accounts which cannot be linked using tax identification numbers, social security numbers or broker identification numbers are not qualifying shares. The right of accumulation may be amended or terminated at any time.

Letter of Intent

If you plan to make an aggregate investment of $25,000 or more over a 13-month period, you may take advantage of breakpoints in sales charges for aggregate purchases of Class A shares by entering into a non-binding letter of intent. The initial investment must meet the minimum initial investment requirement. Generally, purchases of Class A shares of the Fund that are purchased during the 13-month period by you, your spouse, your children under the age of 21, or a trustee or fiduciary of a single trust estate or single fiduciary account are eligible for inclusion under the letter of intent. Qualifying shares may include shares held in accounts held at a financial intermediary. Class A shares of the Fund in accounts held through 401(k) plans and similar multi-participant retirement plans, or those accounts which cannot be linked using tax identification numbers, social security numbers or broker identification numbers are not qualifying shares. During the term of the letter of intent, the Fund will hold shares in an escrow account for payment of the higher sales load if the breakpoint amount is not purchased within 13 months. If you do not purchase the breakpoint amount of Class A shares within the 13-month period, the Fund will redeem the applicable sales charge on the Class A shares from the shares held in escrow. When a shareholder elects to participate in a letter of intent, the Class A shares purchased within a ninety day period prior to that election will be included in satisfying the aggregate investment requirement. The letter of intent may be amended or terminated at any time.

You may cancel a letter of intent by notifying your financial intermediary in writing. Complete liquidation of purchases made under a letter of intent prior to meeting the breakpoint investment amount, moreover, will result in the cancellation of the letter.

In the case of Funds whose shares are sold with a sales charge and where you meet the investment requirements under the letter of intent, the broker-dealer’s sales commissions and reallowance will be paid based upon a reduced sales charge. If you do not meet the investment requirements, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose.

Reinstatement Privilege

The reinstatement privilege permits shareholders to purchase shares without a sales charge within 120 days of redeeming shares of an equal or greater amount.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Revenue Sharing, Networking and Sub-Transfer Agency Fees

Alpine may at its own expense make payments to some, but not all brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of a Fund and/or to promote retention of their customers’ assets in a Fund. These payments sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Funds’ shares or the amount the Funds receive as proceeds from such sales. Revenue sharing arrangements are separately negotiated.

The payments are made by Alpine out of its profits and other available sources, including profits from their relationships with the Funds. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities.

Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or their shareholders including shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to representatives of the broker, dealer or other financial intermediaries. Revenue sharing payments also may be made to brokers, dealers and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of a Fund, Alpine benefits from the increase in fund assets as a result of the fees Alpine receives from the Fund.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the distribution and shareholder servicing plan (where applicable), also benefit Alpine and other service providers to the extent the payments result in more assets being invested in a Fund on which fees are being charged.

The Funds may also enter into agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for services such as networking, sub-transfer agency, administrative, recordkeeping and shareholder services. Administrative fees may be paid to a financial intermediary that undertakes, for example, shareholder communications on behalf of a Fund. Recordkeeping services may include maintenance of shareholder accounts by a financial intermediary. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of a Fund’s shareholders serviced by such financial intermediaries, or (2) the number of a Fund’s shareholders serviced by such financial intermediaries. Any payments made pursuant to such an agreement are in addition to, rather than in lieu of, distribution or shareholder services fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, Alpine may pay a portion of the fees for these services at its own expense and out of its own profits.

Dividends, Distributions and Taxes

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of a Fund who acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury Regulations, rulings published by the Internal Revenue Service (the “IRS”), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in a Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Funds’ SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in a Fund may be subject to state, local and foreign taxes.

Your distribution will be reinvested automatically in additional shares of the Fund in which you have invested, unless you have elected on your original application, or by written instructions filed with the Fund, to have them paid in cash. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value. All future distributions will be automatically reinvested in the shares of the Fund. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Policy. It is the policy of each Fund to distribute to shareholders its investment company taxable income, if any, annually and any net realized capital gains annually or more frequently as required for qualification as a regulated investment company by the Code. Dividends and distributions generally are taxable in the year paid, except any dividends paid in January that were declared in the previous calendar quarter, with a record date in such quarter, will be treated as paid in December of the previous year. You may elect to have dividends and/or capital gains paid in cash.

Taxation of the Funds. Each Fund intends to qualify to be treated as a regulated investment company under the Code. While so qualified, a Fund will not be required to pay any federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting these distribution requirements.

Taxation of Shareholders. The following information is meant as a general summary for U.S. citizens and residents. Most shareholders normally will have to pay federal income tax and any state or local taxes on the dividends and distributions they receive from the Fund whether dividends and distributions are paid in cash or reinvested in additional shares.

The Funds’ net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income. Qualified dividend income and other capital gain distributions are taxable at long-term capital gain rates (15% for individuals with income below approximately $400,000 ($450,000 if married filing jointly), 20% for individuals with income at one of those amounts that is long-term capital gain, and 0% at certain income levels; the above income thresholds are adjusted annually for inflation), regardless of how long you have held your shares in the Funds. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between your tax basis in your shares, including any sales charges, and the amount you receive when you sell your shares.

Following the end of each calendar year, every shareholder will be sent applicable tax information and information regarding the dividends paid and capital gain distributions made during the calendar year. A Fund may be subject to foreign withholding taxes, which would reduce its investment return. Tax treaties between certain countries and the United States may reduce or eliminate these taxes. Shareholders who are subject to United States federal income tax may be entitled, subject to certain rules and limitations, to claim a federal income tax credit or deduction for foreign income taxes paid by a Fund. A Fund’s transactions in options, futures and forward contracts are subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

Taxable distributions and redemptions are subject to a 3.8% federal Medicare contribution tax on “net investment income” for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). “Net investment income” includes, among other things, interest, dividends and gross income and net gains derived from passive activities and trading securities.

Further, a 30% withholding tax is currently imposed on dividends and, beginning in 2017, will be imposed on redemption proceeds paid, to (i) certain foreign financial institutions and investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

A Fund will report to the Internal Revenue Service the amount of sale proceeds that a shareholder receives from selling Fund shares. If a shareholder acquires shares on or after January 1, 2012 (or in some cases on or after January 1, 2011) and subsequently sells them, a Fund must also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the sale (i.e., short-term or long-term). Generally speaking, a shareholder’s basis is the purchase price of the shares, adjusted by certain fees, distributions and other transactions. If a shareholder has a different basis for different shares of a Fund in the same account (e.g., if a shareholder purchased Fund shares in the same account when the shares were at different prices), that Fund will generally report the basis of the shares held the longest by the shareholder in that account unless the shareholder specifically identifies which shares were sold. A Fund may also use the “average basis” method, in which it reports the basis as an average of the shareholder’s total basis of Fund shares in any given account. A shareholder may elect to use this method as well, even if a Fund chooses a different default method. A shareholder who wishes to make such an election or who wishes to specifically identify shares that will be sold must do so in writing.

The foregoing briefly summarizes some of the important federal income tax consequences to shareholders of investing in a Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

INFORMATION ABOUT THE PROPOSED REORGANIZATIONS

The Reorganization Agreements

The following summary of the Reorganization Agreements is qualified in its entirety by reference to each Reorganization Agreement attached as Appendix B to this Combined Proxy Statement/Prospectus. Each Reorganization Agreement provides for (1) the transfer of all of the assets of the relevant Target Fund to the Acquiring Fund, in exchange for the assumption of all of the liabilities of the relevant Target Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the applicable class of the relevant Target Fund, (2) the distribution of Institutional Class and Class A shares of the Acquiring Fund to the shareholders of the relevant Target Fund in redemption and cancellation of the relevant Target Fund shares and (3) the termination of the relevant Target Fund as a series of the Trust. Subject to the satisfaction of the conditions described below, each Reorganization is scheduled to occur as of the close of business on October 23, 2015, or on such later date as the parties may agree (“Closing Date”).

The number of full and fractional shares of the Acquiring Fund to be received by a Target Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Target Fund held by that shareholder as of the close of regularly scheduled trading on the NYSE on the Closing Date or such later time as the Target Fund’s net asset value is calculated. As soon as reasonably practicable after the Closing Date, each Target Fund will distribute pro rata to its shareholders of record within each share class, as of the close of regularly scheduled trading on the NYSE on the Closing Date, the shares of the corresponding class of the Acquiring Fund received by the Target Fund in the Reorganization, and will terminate as a series of the Trust. The distribution of the Acquiring Fund’s shares will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund’s shareholders.

All issued and outstanding shares of each Target Fund will thereafter be redeemed.

After such distribution, each Target Fund will take all necessary steps under Delaware law, its declaration of trust and any other applicable law to effect its termination as a series of the Trust.

A Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date without penalty to either the relevant Target Fund or Acquiring Fund if circumstances develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable. Each Reorganization Agreement provides that the Target Fund and the Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (a) the Reorganization Agreement be approved by shareholders of the Target Fund, and (b) the Funds receive the opinion of Willkie Farr & Gallagher LLP that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes. Each Reorganization Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, provided, however, that following the Meeting, no such amendment shall have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to Target Fund shareholders to the detriment of such shareholders without their further approval.

The affirmative vote of a majority of the outstanding voting securities of a Target Fund is required to approve the Agreement and Plan of Reorganization with respect to that Target Fund, which under applicable law means the vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the meeting of shareholders, if the holders of more than 50% of the voting power of the outstanding voting securities of the Target Fund are present at the meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Target Fund. See “Additional Information about the Target Funds and the Acquiring Fund—Voting Information” below.

Description of the Acquiring Fund’s Shares

Institutional Class and Class A shareholders of the Target Fund of record as of the Closing Date will receive Institutional Class and Class A shares of the Acquiring Fund, respectively. Each such share will be duly authorized, fully paid and non-assessable when issued and will have no preemptive or conversion rights. The Acquiring Fund will not issue share certificates.

Reasons for each Reorganization and Board Considerations

Each proposed Reorganization was presented to the Board for consideration at a Board meeting held on July 31, 2015, and was unanimously approved at that meeting. Following extensive discussions of the expected advantages and disadvantages to each Target Fund, based on its evaluation of all material factors, including those described below, the Board, including all of the Independent Board Members, determined that: (1) participation in the proposed Reorganization is in the best interests of the relevant Target Fund; and (2) the Reorganization would not result in the dilution of the interests of the relevant Target Fund’s shareholders. In considering the proposals, the Board did not identify any single factor or piece of information as all-important or controlling.

The Target Funds’ Board considered a number of factors in recommending each Reorganization, including the following:

•	the recommendations of Alpine with respect to each Reorganization;

•	the potential efficiencies and economies of scale that are expected to result from each Reorganization;

•	the advantages and disadvantages to shareholders of each Target Fund expected to result from a Reorganization;

•	the benefits to Alpine expected to result from each Reorganization;

•	the fact that Alpine will pay for all of the costs and expenses on behalf of each Target Fund solely and directly in connection with each Reorganization;

•	the annual fund operating expenses and fees that Target Fund shareholders are expected to pay as shareholders of the Acquiring Fund after each Reorganization;

•	the fact that each Reorganization would constitute a tax-free reorganization; and

•	the similarities and differences in the investment objectives and principal investment strategies, policies and risks of the Acquiring Fund and each Target Fund.

The Board considered the expected benefits to Alpine. If a Reorganization of a Target Fund is approved by its shareholders and is consummated, Alpine is expected to achieve higher profitability due to decreased costs. Alpine is expected to reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines and will reduce its waivers of fees and reimbursements of expenses. To the extent that a Reorganization helps to streamline the fund family, encourage a more focused marketing and distribution effort, produce better performance and make the Funds more attractive investment vehicles to the investing public, Alpine will benefit from the increased revenues of rising asset levels.

The Board considered that each Target Fund and Acquiring Fund's investment advisory fee is 1.00% of average daily net assets and each Fund is subject to the same expense limitations with respect to Institutional Class and Class A shares. In addition, the Board considered that, following a Reorganization, shareholders of each Target Fund would be shareholders in the Combined Fund that is expected to have higher net assets and lower gross and net total operating expense ratios for Institutional Class and Class A shares. Please see “Summary—Comparison of Fees and Expenses” in this Combined Proxy Statement/Prospectus for more information on contractual fee waiver and/or expense reimbursements.

The Acquiring Fund outperformed the Equity Income Fund for the one-, three-, and five-year and since inception periods ended June 30, 2015 (noting that depending on the period end, this may differ).  The Acquiring Fund and the Equity Income Fund, under normal circumstances, invest at least 80% of its net assets in equity securities; however the Acquiring Fund, invests under normal circumstances, at least 80% of its net assets in the equity securities of certain domestic and foreign companies that pay dividends, while the Equity Income Fund primarily invests in income-producing securities, targeting an investment in such securities of at least 65% of its total assets. The Board considered the fact that the Equity Income Fund has had its current strategy only since July 31, 2014 and prior to that time was known as the Alpine Foundation Fund under which it was a balanced fund where it invested in a combination of equity securities of large U.S. companies and high quality fixed income securities since its inception on June 7, 2001.  Following the Reorganization, shareholders of the Equity Income Fund will be invested in a fund that has pursued its current investment strategy of investing 80% of its net assets in equity securities of companies that pay dividends since its inception on November 5, 2008 and thus has a longer track record in that strategy. The Acquiring Fund outperformed the Transformations Fund for the three-year and since inception periods ended June 30, 2015 (noting that depending on the period end, this may differ).  Both the Acquiring Fund and the Transformations Fund focus on investing in equity securities and may invest up to 5% of net assets in non-investment grade debt securities.  The most significant difference between the Funds is that the Acquiring Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities of certain domestic and foreign companies that pay dividends, while the Transformations Fund does not have an 80% policy and seeks to invest in equity securities of companies that, in Alpine’s estimation, are entering or on the verge of entering an accelerated growth period catalyzed by transformation.

The Board considered each Target Fund’s growth prospects, and determined that it did not expect the Target Funds to experience significant growth in the foreseeable future. The Board also considered alternatives to the Reorganizations, such as maintenance of the status quo and a liquidation of a Target Fund.  The Board determined that a liquidation was not in the best interests of shareholders because a liquidation would result in a taxable event for those shareholders who do not hold Target Fund shares in tax-advantaged accounts, while each Reorganization is expected to be tax-free and would allow shareholders of each Target Fund the opportunity to continue to participate in investing in the Alpine fund family.

Each proposed Reorganization was presented to the Board, on behalf of the Acquiring Fund, for consideration at a Board meeting held on July 31, 2015. The Board, on behalf of the Acquiring Fund, including all of the Independent Board Members, determined that: (1) participation in each Reorganization is in the best interests of the Acquiring Fund; and (2) each Reorganization would not result in the dilution of the interests of the Acquiring Fund’s shareholders.

Federal Income Tax Consequences

Each Reorganization is conditioned upon the receipt by the parties to each Reorganization Agreement (other than Alpine) of an opinion of Willkie Farr & Gallagher LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) The acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of Acquiring Fund shares in complete liquidation of the Target Fund, all pursuant to the Reorganization Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) No gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, or upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in liquidation except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund’s taxable year or upon the transfer of a Target Fund asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code;

(iii) No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their shares of the Target Fund solely for shares of the Acquiring Fund as part of the Reorganization;

(iv) The aggregate basis of the shares of the Acquiring Fund that each Target Fund shareholder receives in the Reorganization will be the same as the aggregate basis of his or her Target Fund shares exchanged therefor;

(v) The holding period of the shares of the Acquiring Fund received by each Target Fund shareholder pursuant to the Reorganization will include the holding period of the shares of the Target Fund exchanged therefor, provided that the Target Fund shareholder held the shares of the Target Fund as capital assets on the date of the exchange;

(vi) No gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

(vii) The basis in the hands of the Acquiring Fund of the assets of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such assets in the hands of the Target Fund immediately prior to the Closing increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer; and

(vii) The holding period of each asset of the Target Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund, other than any asset with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which such asset was held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset).

The opinion will not express an opinion as to the tax effects to each Target Fund, the Acquiring Fund or the respective shareholders of each from the marking to market of certain categories of assets or from any other gain required to be recognized due to the closing of the taxable year of each Target Fund at the time of the Reorganization.

While neither the Target Funds nor the Acquiring Fund is aware of any adverse state, local or foreign tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences, and shareholders should consult their own tax advisers with respect to such matters.

Immediately prior to a Reorganization, each Target Fund will pay a dividend or dividends, which, together with all previous dividends, are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date. Such dividends will be included in the taxable income of each of the Target Fund’s shareholders.

TERMINATION OF THE TARGET FUNDS

If a Reorganization of a Target Fund is effected, that Target Fund will be terminated as a series of the Trust. If a Reorganization is not approved by shareholders, that Target Fund will remain a series of the Trust and the Board may consider other alternatives. The Reorganization of one Target Fund is not contingent on the approval by shareholders of the Reorganization of the other Target Fund.

PORTFOLIO SECURITIES

It is currently anticipated that after shareholder approval of the Reorganization, but before the Closing Date of the Reorganization, the Transformations Fund intends to sell a substantial portion of its assets solely and directly related to the Reorganization in order to better align with the Acquiring Fund’s investment strategies.  During this period, the Transformations Fund will not seek to comply with its stated investment policies or limitations.  It is also currently anticipated that after shareholder approval of the Reorganization, but before the Closing Date of the Reorganization, the Equity Income Fund intends to sell a portion of its assets solely and directly related to the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio securities are sold and a Target Fund’s tax basis in such securities. Any net capital gains recognized on these sales will be distributed to Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss) and/or ordinary dividends (to the extent of net realized short-term capital gain, i.e., the excess of net short-term capital gain over net long-term capital loss) during or with respect to a Target Fund’s taxable year that ends on the Closing Date, and any such distributions will be taxable to shareholders. In addition, a Target Fund will distribute to its shareholders, in one or more taxable distributions, all of the net investment income and net capital gain realized in the normal course of its operations and not previously distributed for taxable years ending on or prior to the Closing Date. The transaction costs associated with repositioning the Target Fund’s portfolio related to a Reorganization and incurred by a Target Fund will be borne by Alpine before a Reorganization. It is currently anticipated that transaction costs of approximately $[●] or $[●] per share and $[●] or $[●] per share, respectively, (based on the outstanding shares of each Target Fund as of the date of this Combined Proxy Statement/Prospectus) will be incurred with respect to the Transformations Fund and the Equity Income Fund, respectively as a result of the repositioning of its portfolio securities in connection with the Reorganizations; however, these estimates are subject to change.

INFORMATION ABOUT MANAGEMENT OF THE TARGET FUNDS AND THE ACQUIRING FUND

Alpine, with offices at 2500 Westchester Avenue, Purchase, New York 10577, is each Fund’s investment adviser. Under the general supervision of the Board, Alpine carries out the investment and reinvestment of the managed assets of the Funds, furnishes continuously an investment program with respect to the Funds, determines which securities should be purchased, sold or exchanged, and implements such determinations. Alpine provides investment advice to the Funds and furnishes office facilities, equipment and personnel for servicing the investments of the Funds.

Alpine is a privately owned investment management firm that manages a family of open-end mutual funds, closed-end funds, unregistered funds and offers individualized services for institutional clients. Alpine began conducting business in March 1998 and together with its affiliated entities, had approximately $4 billion in assets under management as of July 31, 2015. Alpine is a Delaware limited liability company organized  and all membership interests in Alpine are owned by Alpine Woods, L.P. Mr. Samuel A. Lieber has a majority interest in this partnership and is the controlling person of its general partner.

Legal Proceedings

On February 7, 2011, Alpine and its Chief Executive Officer, Mr. Samuel A. Lieber, settled administrative proceedings brought by the SEC. The settlement relates to Alpine’s record-keeping, compliance policies and procedures and disclosures—particularly, in relation to initial public offering investment activities—during the period February 1, 2006 through January 31, 2008, and the violations alleged in the order pertain to statutory provisions and SEC rules that are non-fraud based. In the settlement, Alpine and Mr. Lieber agreed, without admitting or denying the findings in the administrative order, to the entry of an order requiring it to cease and desist from committing or causing any violations and any future violations of certain statutory provisions and SEC rules that relate to fund disclosures, books and records and compliance policies and procedures. Alpine consented to a censure and to pay the SEC a civil monetary penalty of $650,000. Mr. Lieber consented to pay the SEC a civil monetary penalty of $65,000. The settlement does not impose any restriction on Alpine’s business or on Mr. Lieber’s continued ability to serve as the CEO of Alpine or as manager of any fund portfolios. In the order, the SEC acknowledged that, both before and during the SEC staff’s investigation, and before the settlement, Alpine already had made a number of significant changes to, and enhancements of, its personnel, policies, and procedures concerning the matters involved in the proceedings. No other current or former Alpine-related entities or employees are subject to the SEC order.

Management of the Equity Income Fund

The Equity Income Fund pays a monthly advisory fee computed at the annual rate of 1.00% of its average daily net assets.  For the fiscal year ended October 31, 2014, the Equity Income Fund paid an aggregate investment advisory fee, net of any applicable waivers, to Alpine of 1.00% of its average daily net assets. Information about the factors considered by the Board in approving the investment advisory agreement with Alpine is contained in the semiannual report for the Equity Income Fund for the fiscal period ended April 30, 2015.

Mr. Mark T. Spellman, Portfolio Manager of Alpine, and Mr. Stephen Lieber, Portfolio Manager of Alpine and Vice President of the Trust, are the co-portfolio managers primarily responsible for the investment decisions of the Equity Income Fund and have managed the Equity Income Fund since February 2014 and since inception, respectively.  Mr. Spellman joined Alpine in February 2014, after 3 years at Value Line Funds, where he was a portfolio manager for the Value Line Income & Growth Fund and the Value Line Larger Companies Fund. Prior to Value Line Funds, Mr. Spellman was the lead portfolio manager at Mackay Shields for its Mid Cap Value Equity product and a member of its Large Cap Value Equity team for 13 years. Prior to that, Mr. Spellman was employed by both Deutsche Morgan Grenfell and Prudential Equity Management in portfolio management and senior equity research roles. Mr. Spellman earned his bachelor’s degree in Computer Science and Finance from the School of Management at Boston College. Mr. Stephen A. Lieber founded Alpine with his son, Mr. Samuel Lieber.  Prior to forming Alpine, Mr. Lieber was a founding partner of Lieber & Company (the parent firm of Evergreen Asset Management Corp., the investment adviser to the Evergreen Funds).  He served as Senior Partner until its 1994 acquisition by First Union Corp., continuing as Chairman, Co-CEO and Portfolio Manager until 1999. He has over 64 years of investment industry experience.

  The Funds SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any Fund shares held by the portfolio managers.

Management of the Transformations Fund

The Transformations Fund pays a monthly advisory fee computed at the annual rate of 1.00% of its average daily net assets. For the fiscal year ended October 31, 2014, the Transformations Fund paid an aggregate investment advisory fee, net of any applicable waivers, to Alpine of 0.46% of its average daily net assets.  Information about the factors considered by the Board in approving the investment advisory agreement with Alpine is contained in the semiannual report for the Transformations Fund for the period ended April 30, 2015.

Mr. Stephen A. Lieber, Portfolio Manager of Alpine, and Ms. Sarah Hunt, Portfolio Manager of Alpine, are the co-portfolio managers primarily responsible for the investment decisions of the Transformations Fund and have managed the Transformations Fund since its inception and 2009, respectively. Mr. Stephen A. Lieber founded Alpine with his son, Mr. Samuel Lieber.  Prior to forming Alpine, Mr. Lieber was a founding partner of Lieber & Company (the parent firm of Evergreen Asset Management Corp., the investment adviser to the Evergreen Funds).  He served as Senior Partner until its 1994 acquisition by First Union Corp., continuing as Chairman, Co-CEO and Portfolio Manager until 1999. He has over 64 years of investment industry experience.   Ms. Sarah Hunt joined the Adviser in 2007 after ten years at Capital Management Associates, Inc., where she was a Senior Vice President of Equity Research.

The Funds SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any Fund shares held by the portfolio managers.

Management of the Acquiring Fund

The Acquiring Fund currently pays a monthly advisory fee computed at the annual rate of 1.00% of its average daily net assets. For the fiscal year ended October 31, 2014, the Acquiring Fund paid an aggregate investment advisory fee, net of any applicable waivers, to Alpine of 0.10% of its average daily net assets.  Information about the factors considered by the Board in approving the investment advisory agreement with Alpine is contained in the semiannual report for the Acquiring Fund for the fiscal period ended April 30, 2015.

Mr. Andrew Kohl, Portfolio Manager of Alpine, is the portfolio manager primarily responsible for the investment decisions of the Acquiring Fund and has been a Portfolio Manager of the Acquiring Fund since August 2010. Mr. Andrew Kohl joined Alpine in September 2005 after working for two years at Wachovia Securities as an Equity Research Associate Analyst covering infrastructure software and data storage companies. Prior to that position he spent three years at Putnam Investments as a Senior Investment Associate on the Global Asset Allocation team.

Andrew Kohl, the Acquiring Fund’s portfolio manager, and Mark T. Spellman, co-portfolio manager of the Equity Income Fund, will manage the Combined Fund if the Reorganization is approved and consummated. The Funds SAI provides information about the compensation of the portfolio manager, other accounts he manages and any Acquiring Fund shares held by the portfolio manager.

ADDITIONAL INFORMATION ABOUT THE TARGET FUNDS AND THE ACQUIRING FUND

Information about the Target Funds and the Acquiring Fund is included in the Funds’ Prospectuses, Funds SAI, annual reports and semiannual reports filed with the SEC and dated as listed in Appendix A. Copies of all these documents, the Reorganization SAI and any subsequently released shareholder reports are available upon request and without charge by writing the Funds at Alpine Funds c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266, by accessing the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Financial Highlights

The most recent fiscal year end of each Target Fund and the Acquiring Fund is October 31, 2014.

The financial highlights of the Acquiring Fund contained in Appendix C, except for the financial highlights for the semiannual period ended April 30, 2015, which are unaudited, have been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm.

Historical performance of each Fund is detailed in Appendix D of this Combined Proxy Statement/Prospectus.

Distribution Arrangements

Quasar Distributors, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202, serves as each Target Fund’s and the Acquiring Fund’s distributor.

The Trust has adopted a shareholder services and distribution plan applicable to each Fund. Under the plan, the Funds pay distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Institutional Class shares are not subject to distribution and/or service fees under the plan.

Capitalization

The following table sets forth the unaudited capitalization of each Target Fund and the Acquiring Fund as of April 30, 2015, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund shareholders of a Target Fund will receive on the Closing Date, and the information below should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

Pro Forma Combined Capitalization Table
 (Unaudited)

Assuming the Reorganization of both Target Funds with and into the Acquiring Fund

	Alpine Equity Income Fund	Alpine Transformations Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined Fund
Institutional Class:
Net Assets	$80,333,745	$8,871,753	$6,322,122	$-	$95,527,620
Shares Outstanding	$5,671,412	$590,828	$394,134	$(700,800)	$5,955,574
Net Asset Value Per Share	$14.16	$15.02	$16.04		$16.04

Class A:
Net Assets	$406,705	$169,657	$2,109,028	$-	$2,685,390
Shares Outstanding	$28,786	$11,411	$131,524	$(4,264)	$167,457
Net Asset Value Per Share	$14.13	$14.87	$16.04		$16.04

Assuming the Reorganization of only Equity Income Fund with and into the Acquiring Fund

	Alpine Equity Income Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined Fund
Institutional Class:
Net Assets	$80,333,745	$6,322,122	$-	$86,655,867
Shares Outstanding	$5,671,412	$394,134	$(663,074)	$5,402,472
Net Asset Value Per Share	$14.16	$16.04		$16.04

Class A:
Net Assets	$406,705	$2,109,028	$-	$2,515,733
Shares Outstanding	$28,786	$131,524	$(3,430)	$156,880
Net Asset Value Per Share	$14.13	$16.04		$16.04

Assuming the Reorganization of only Transformations Fund with and into the Acquiring Fund

	Alpine Transformations Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined Fund
Institutional Class:
Net Assets	$8,871,753	$6,322,122	$-	$15,193,875
Shares Outstanding	$590,828	$394,134	$(37,726)	$947,236
Net Asset Value Per Share	$15.02	$16.04		$16.04

Class A:
Net Assets	$169,657	$2,109,028	$-	$2,278,685
Shares Outstanding	$11,411	$131,524	$(834)	$142,101
Net Asset Value Per Share	$14.87	$16.04		$16.04

Shareholder Rights and Obligations

Each Fund is a series of the Trust, a Delaware statutory trust. Each Fund may issue an unlimited number of shares for such consideration and on such terms as the Board may determine.

Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Board may determine. Each Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder.

Other Business

The Board of the Target Funds does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their discretion.

Shareholder Communications with the Board

Shareholders may contact the Trustees directly by contacting the Secretary of the Trust at the principal executive offices of the Trust with such request.  Such correspondence should be sent to Andrew Pappert, Secretary, c/o Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Suite 215, Purchase, New York 10577.

Voting Information

This Combined Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Target Funds’ Board to be exercised at the Meeting. This Combined Proxy Statement/Prospectus, along with the Notice of Joint Special Meeting of Shareholders and a proxy card, are first being mailed to shareholders of each Target Fund on or about September 14, 2015 or as soon as practicable thereafter. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. If the enclosed proxy card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy card in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of the relevant Reorganization Agreement and in the discretion of the designated proxy holders on any other matter that properly comes before the Meeting. Please see Appendix E to this Combined Proxy Statement/Prospectus for instructions on how to sign your proxy card.

A shareholder may revoke a proxy at any time prior to its exercise at the Meeting by (1) submitting to a Target Fund a subsequently executed proxy, (2) delivering to a Target Fund a written notice of revocation (addressed to the Secretary at the principal executive office of a Target Fund at the address shown at the beginning of this Combined Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the relevant Reorganization Agreement and the Reorganization contemplated thereby. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum.

Broker/dealer firms holding shares of a Target Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the relevant Reorganization Agreement before the Meeting. The NYSE takes the position that a broker/dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker/dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to approval of the relevant Reorganization Agreement. A signed proxy card or other authorization by a beneficial owner of Target Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal will be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of a Target Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with a Target Fund or the distributor of a Target Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal will be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker/dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker/dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

Proxy Solicitation

Alpine will pay for all of the costs solely and directly related to each Reorganization, including any proxy solicitation costs (“Reorganization Costs’), on behalf of each Target Fund and the Acquiring Fund.

Estimated Reorganization Costs are as follows: Legal—$150,000, Audit—$15,000; and Printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs — $7,500.

Solicitation may be made by letter or telephone by officers or employees of Alpine, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owner of shares of the Target Fund to obtain authorization for the execution of proxies. Each Target Fund will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Combined Proxy Statement/Prospectus and proxy materials to the beneficial owners of the Target Fund’s shares. Alpine, on behalf of each Target Fund, has retained AST Fund Solutions, LLC, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that AST Fund Solutions, LLC will be paid approximately $600, which is included in the amount above, for such solicitation services, to be borne by Alpine as described above. AST Fund Solutions, LLC may solicit proxies personally and by telephone.

Quorum

In order to transact business at the Meeting, a “quorum” must be present. Under the Trust’s By-Laws, a quorum is constituted by the presence in person or by proxy of shareholders representing 40% of the shares of the Trust entitled to vote on a matter.

Vote Required

The affirmative vote of a majority of the outstanding voting securities of a Target Fund is required to approve the Reorganization Agreement with respect to that Target Fund, which under applicable law means the vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the voting power of the outstanding voting securities of the Target Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Target Fund. Each whole share (or fractional share) outstanding on the Record Date shall entitle the holder thereof of one vote for each whole share (or fractional share). You should be aware that the principals of Alpine and their family members and Alpine’s affiliates beneficially own and have voting authority of over 50% of the Equity Income Fund’s outstanding voting securities (as of June 30, 2015), and such shares are expected to be voted in favor of the Reorganization, which will control the outcome of the vote. You should be aware that the principals of Alpine and their family members and Alpine’s affiliates beneficially own and have voting authority of over 45% of the Transformations Fund’s outstanding voting securities (as of June 30, 2015), and such shares are expected to be voted in favor of the Reorganization, which may determine the outcome of the vote. Shares of a Target Fund held by institutes and charitable trusts overseen by the principals of Alpine, but for which they do not maintain a beneficial ownership interest, will be voted in proportion to the total votes received from shareholders who are not principals of Alpine, their family members or affiliates of Alpine. Proxies relating to shares of a Target Fund held by clients of Alpine's affiliates will be passed through to those clients so that those clients will vote with respect to the applicable Reorganization.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the Reorganization. As a result, shareholders are urged to sign and date their proxy card and forward their voting instructions promptly.

Adjournments

In the event that a quorum shall not be present at the Meeting or in the event that a quorum is present but sufficient votes to approve the Reorganization Agreement are not received, shareholders present in person or represented by proxy and entitled to vote on a matter shall have power to adjourn the Meeting with respect to such matter from time to time without notice other than announcement at the Meeting until such quorum shall be present.  The shareholders entitled to cast not less than a majority of all of the votes entitled to be cast at the Meeting on matter shall also have the power to adjourn the meeting.  Written notice shall be given if the Meeting is adjourned to a date more than 120 days after the record date originally scheduled with respect to the Meeting.  If the Meeting is adjourned, the Closing Date of the Reorganization is subject to change to a later date.

Future Shareholder Proposals

The Target Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of a Target Fund must be received at the offices of the Trust, c/o Andrew Pappert, Secretary of the Trust, Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Suite 215, Purchase, New York 10577, in accordance with the time periods set forth for advance notice in the Trust’s ByLaws or, if no such time period is specified, at a reasonable time before a Target Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Record Date and Outstanding Shares

Only shareholders of record of the Target Funds at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof. The chart below lists the number of Institutional Class and Class A shares of each Target Fund that were outstanding and entitled to vote as of the close of business on the Record Date.

Alpine Equity Income Fund

Class	Total Shares Outstanding
Institutional Class	[ ]
Class A	[ ]

Alpine Transformations Fund

Class	Total Shares Outstanding
Institutional Class	[ ]
Class A	[ ]

To the knowledge of the Funds, as of the Record Date, except as set forth on Appendix F, no person owned beneficially or of record 5% or more of any class of a Target Fund’s or the Acquiring Fund’s outstanding shares.

To the knowledge of the Funds, as of the Record Date, less than [1]% of the outstanding shares of each Target Fund and the Acquiring Fund were owned directly or beneficially in the aggregate by the Board members and officers of the Target Funds and the Acquiring Fund (not including Mr. Samuel Lieber). You should be aware that the principals of Alpine and their family members and Alpine’s affiliates beneficially own and have voting authority of over 50% of the Equity Income Fund’s outstanding voting securities (as of June 30, 2015), and such shares are expected to be voted in favor of the Reorganization, which will control the outcome of the vote. You should be aware that the principals of Alpine and their family members and Alpine’s affiliates beneficially own and have voting authority of over 45% of the Transformations Fund’s outstanding voting securities (as of June 30, 2015), and such shares are expected to be voted in favor of the Reorganization, which may determine the outcome of the vote. Shares of a Target Fund held by institutes and charitable trusts overseen by the principals of Alpine, but for which they do not maintain a beneficial ownership interest, will be voted in proportion to the total votes received from shareholders who are not principals of Alpine, their family members or affiliates of Alpine. Proxies relating to shares of a Target Fund held by clients of Alpine's affiliates will be passed through to those clients so that those clients will vote with respect to the applicable Reorganization.

THE BOARD OF EACH TARGET FUND, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS APPROVAL OF THE RELEVANT REORGANIZATION AGREEMENT. ANY SIGNED AND DATED, BUT UNMARKED, PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE RELEVANT REORGANIZATION AGREEMENT.

By order of the Board of Trustees,

Andrew Pappert Secretary Alpine Series Trust

APPENDIX A

Dates of Prospectuses, Funds Statement of
Additional Information and Shareholder Reports

Fund	Summary Prospectus Dated	Prospectus and Fund SAI Dated	Shareholder Report Dated
Alpine Equity Income Fund	February 27, 2015 (filed on March 4, 2015) Accession No. 0001398344-15-001469	February 27, 2015 (filed on February 27, 2015) Accession No. 0001398344-15-001277	October 31, 2014 (filed on January 8, 2015) Accession No. 0000930413-15-000097 (Annual Report) April 30, 2015 (filed on July 2, 2015) Accession No. 0000930413-15-002982 (Semiannual Report)
Alpine Transformations Fund	February 27, 2015 (filed on March 4, 2015) Accession No. 0001398344-15-001477	February 27, 2015 (filed on February 27, 2015) Accession No. 0001398344-15-001277	October 31, 2014 (filed on January 8, 2015) Accession No. 0000930413-15-000097 (Annual Report) April 30, 2015 (filed on July 2, 2015) Accession No. 0000930413-15-002982 (Semiannual Report)
Alpine Rising Dividend Fund	February 27, 2015 (filed on March 4, 2015) Accession No. 0001398344-15-001471	February 27, 2015 (filed on February 27, 2015) Accession No. 0001398344-15-001277	October 31, 2014 (filed on January 8, 2015) Accession No. 0000930413-15-000097 (Annual Report) April 30, 2015 (filed on July 2, 2015) Accession No. 0000930413-15-002982 (Semiannual Report)

A-1

APPENDIX B

AGREEMENT AND PLAN OF REORGANIZATION

ALPINE RISING DIVIDEND FUND AND
 ALPINE EQUITY INCOME FUND

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [ ] day of [ ], 2015, by and between Alpine Series Trust, a Delaware statutory trust (the “Trust”), with its principal place of business at 2500 Westchester Avenue, Suite 215, Purchase, New York 10577, on behalf of its series Alpine Rising Dividend Fund (the “Acquiring Fund” or a “Fund”), and on behalf of its series Alpine Equity Income Fund (the “Target Fund” or a “Fund”), and, solely for purposes of paragraph 9.2 hereof, Alpine Woods Capital Investors, LLC (“Alpine”).

WHEREAS, each of the Acquiring Fund and the Target Fund is a series of the Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Acquiring Fund in exchange solely for classes of shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), as described herein, and the assumption by the Acquiring Fund of all liabilities of the Target Fund, and (2) the distribution of the Acquiring Fund Shares to the shareholders of the outstanding shares of beneficial interest in the Target Fund (the “Target Fund Shares”) and the subsequent cancellation and redemption of the Target Fund Shares and dissolution and termination of the Target Fund as a series of the Trust, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Target Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the Trust (the “Board”), including a majority of the trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (the “Independent Trustees”), has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board, including a majority of the Independent Trustees, has determined, with respect to the Target Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

WHEREAS, in this Agreement, any references to a Fund taking action shall mean and include all necessary actions of the Trust, as applicable, on behalf of a Fund, unless the context of this Agreement or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE TARGET FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, ASSUMPTION OF ALL TARGET FUND LIABILITIES AND TERMINATION OF THE TARGET FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Target Fund, agrees to sell, assign, convey, transfer and deliver all of its Assets, as defined and set forth in paragraph 1.2, to the Acquiring Fund, and the Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Target Fund the number, determined in accordance with paragraph 2.3, of full and fractional Acquiring Fund Shares corresponding to each class of Target Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Target Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Target Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”).

1.2 The property and assets of the Trust attributable to the Target Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Target Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Target Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Target Fund, including, without limitation, all indemnification obligations of the Target Fund with respect to the current and former members of the Board and officers of the Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date except for (a) obligations of the Target Fund arising under this Agreement and (b) all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by Alpine pursuant to paragraph 9.2 (collectively, “Liabilities”). The Target Fund will sell, assign, convey, transfer and deliver to the Trust, on behalf of the Acquiring Fund, any rights, payments, stock dividends, or other securities received by the Target Fund after the Closing Date as payments, stock dividends or other distributions on or with respect to the Assets transferred, which rights, payments, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Target Fund acquired by the Trust on behalf of the Acquiring Fund.

1.3 The Target Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 On or as soon as practicable prior to the Closing Date, the Target Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of (a) the sum of (i) its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid), (ii) the excess of its investment income excludible from gross income under Section 103 of the Code, if any, over its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) its net capital gain as defined in the Code, if any, and (b) any other amounts as necessary, in each case for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date), such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Trust shall take such actions as may be necessary or appropriate to complete the liquidation of the Target Fund. To complete the liquidation, the Trust, on behalf of the Target Fund, shall (a) on the Closing Date, distribute to the shareholders of record of the Target Fund Shares as of the Closing Date (“Target Fund Shareholders”), on a pro rata basis within each share class, the corresponding class of Acquiring Fund Shares received by the Trust, on behalf of the Target Fund, pursuant to paragraph 1.1, (b) on the Closing Date, cancel and redeem shares of the Target Fund and (c) dissolve and terminate the Target Fund as a series of the Trust in accordance with Delaware law. Such distribution, cancellation and redemption shall be accomplished, with respect to the Target Fund Shares, by the transfer on the Closing Date of the corresponding classes of Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund Shares owned by Target Fund Shareholders on the Closing Date. All issued and outstanding Target Fund Shares will be cancelled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the transfer agent of the Acquiring Fund for the credit of the respective accounts of the Target Fund Shareholders.

1.7 Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust, on behalf of the Target Fund. The Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Target Fund, and after the declaration and payment of any dividends and/or other distributions by the Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Target Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Trust adopted in good faith by the Board.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Trust adopted in good faith by the Board.

2.3. The number of each class of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined by dividing the value of the net assets with respect to each corresponding class of Target Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the corresponding class of an Acquiring Fund Share, determined using the same valuation procedures referred to in paragraph 2.2.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [October 23, 2015], or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Target Fund’s net asset value is calculated in accordance with paragraph 2.1 and after the declaration and payment of any dividends. The Closing shall be held at the offices of Alpine or at such other time and/or place as the parties may agree.

3.2 The Trust shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets, at the time of the Closing, from the accounts of the Target Fund that the Custodian maintains as custodian for the Target Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that the Assets of the Target Fund have been so transferred as of the Closing Date. The Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that all necessary taxes in connection with the delivery of the Assets of the Target Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Trust shall direct Boston Financial Data Services, Inc., in its capacity as the transfer agent for the Target Fund (the “Transfer Agent”), to deliver to the Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Target Fund Shareholder and the number and percentage ownership of the outstanding class of Target Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Trust, on behalf of the Target Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.5 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.5. At the Closing, each Fund shall deliver to the other Fund such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other Fund or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable (in the judgment of the Board), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been previously communicated, the Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Target Fund is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Declaration of Trust, as amended or supplemented (the “Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect and the Target Fund is in compliance in all material respects with the 1940 Act and 1933 Act and rules and regulations under each.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Target Fund (true and correct copies of which have been delivered to the Acquiring Fund) and each prospectus and statement of additional information of the Target Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Trust, on behalf of the Target Fund, will have good title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Trust, on behalf of the Acquiring Fund, will acquire good title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Fund, will not result, in a material violation of Delaware law or of the Declaration or the bylaws, as amended, of the Trust  (the “Bylaws”), or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Target Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Trust, on behalf of the Target Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Target Fund (other than this Agreement and contracts or other commitments entered into in order to effect the transactions contemplated by this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Target Fund and, to the Target Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Target Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Target Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Target Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund’s business. The Trust, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Target Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Target Fund as of the last day of and for the most recently completed fiscal year of the Target Fund prior to the date of this Agreement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of the Target Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Target Fund as at the last day of and for the most recently completed fiscal half year of the Target Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund, and all known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Target Fund prior to the date of this Agreement, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Target Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) The Target Fund is a separate series of the Trust and is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be treated as such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have declared and paid dividends sufficient to distribute substantially all of (a) the sum of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), and (iii) any net capital gain (as defined in the Code), and (b) any other amounts as necessary, in each case for all tax periods ending on or before the Closing Date (including the taxable year ending on the Closing Date), such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for the current and any prior tax periods.

(m) All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust, have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of each Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares.

(n) The Target Fund will review its assets to ensure that prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Target Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board (including the determinations required by Rule 17a-8(a) under the 1940 Act), on behalf of the Target Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Target Fund and its shares, from the effective date of the Registration Statement through the date of the meeting of Target Fund Shareholders contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Target Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been previously communicated, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under its Declaration, to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Target Fund) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result, in a material violation of Delaware law or the Declaration or Bylaws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as of the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Target Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquiring Fund as at the last day of and for the most recently completed fiscal half year of the Acquiring Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund, and all known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Trust and is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (and for the latter year expects to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be treated as such, and has been (and for the latter year expects to be) eligible to compute and has computed (and for the latter year expects to compute) its federal income tax under Section 852 of the Code.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Trust, for the account of the Target Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Trust.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement  through the date of the meeting of Target Fund Shareholders and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. COVENANTS

The Trust, on behalf of the Target Fund and the Acquiring Fund, hereby further covenants as follows:

5.1 The Target Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Trust will call and hold a meeting of the Target Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.  As soon as reasonably practicable after the Closing, the Trust shall (a) distribute to the Target Fund Shareholders, on a pro rata basis within each share class, the corresponding class of Acquiring Fund Shares received by the Trust, on behalf of the Target Fund, pursuant to paragraph 1.1 in cancellation of Target Fund Shares in accordance with Delaware law and (b) terminate the Target Fund as a series of the Trust as described in paragraph 1.5.

5.3 The Acquiring Fund Shares to be acquired by the Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Trust, on behalf of the Target Fund, will assist in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.5 Subject to the provisions of this Agreement, the Trust, on behalf of the Acquiring Fund and the Target Fund, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Trust, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Trust, on behalf of the Target Fund, will provide to the Acquiring Fund such information regarding the Target Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Trust, on behalf of the Target Fund, will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s title to and possession of all the Assets, and to otherwise carry out the intent and purpose of this Agreement.

5.9 The Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain such approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Trust shall not change the Declaration or the Acquiring Fund’s prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11 The Target Fund and the Acquiring Fund will each report the Reorganization as a reorganization within the meaning of Section 368(a) of the Code on its federal income tax return for its respective taxable year in which the Reorganization occurs, including filing any and all statements required by Treasury Regulations Section 1.368-3.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST, ON BEHALF OF THE TARGET FUND

The obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

6.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s assumption of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

6.4 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in the name of the Trust, on behalf of the Acquiring Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Target Fund shall reasonably request.

6.5 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

7.1 All representations and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Trust, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Target Fund, on or before the Closing Date.

7.3 The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a Statement of Assets and Liabilities of the Target Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Trust on behalf of the Target Fund. The Trust, on behalf of the Target Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

7.4 The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Trust, on behalf of the Target Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Fund shall reasonably request.

7.5 The Trust, on behalf of each of the Target Fund and the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST

If any of the conditions set forth in paragraph 8.1 or paragraph 8.5 have not been satisfied on or before the Closing Date, the Transaction contemplated by this Agreement shall not be consummated. If any of the other conditions set forth below have not been satisfied on or before the Closing Date with respect to each of the Target Fund and the Acquiring Fund, the Trust shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund, in accordance with the provisions of the 1940 Act and the Declaration, the Bylaws, and Delaware law, as applicable, and certified copies of the report of the inspector of elections evidencing such approval, if any such approval is required, shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Trust, with respect to the Target Fund or the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties (other than Alpine) shall have received the opinion of Willkie Farr & Gallagher LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Trust, on behalf of the Target Fund and the Acquiring Fund, and their respective authorized officers, for U.S. federal income tax purposes: (i) the acquisition by the Acquiring Fund of the Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Target Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in liquidation except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund’s taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code; (iii) the basis in the hands of the Acquiring Fund of the Assets transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such Assets in the hands of the Target Fund immediately prior to the Closing increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer; (iv) the holding periods in the hands of the Acquiring Fund of the Assets transferred to the Acquiring Fund in the Reorganization, other than any Asset with respect to which gain or loss is required to be recognized in the Reorganization, will include the periods during which the respective Assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset); (v) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities; (vi) no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares solely for the Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate basis of the Acquiring Fund Shares that each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate basis of his or her Target Fund Shares exchanged therefor; and (viii) a Target Fund Shareholder’s holding period for his or her Acquiring Fund Shares received in the Reorganization will include the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held the Target Fund Shares as capital assets on the date of the exchange.  The delivery of such opinion is conditioned upon the receipt by Willkie Farr & Gallagher LLP of representations it shall request of the Trust, on behalf of each of the Target Fund and the Acquiring Fund.  Notwithstanding anything herein to the contrary, no party hereto may waive the condition set forth in this paragraph 8.5.

8.6  The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Declaration or in the Acquiring Fund’s investment restrictions in effect on the Closing Date, may not properly acquire.

9. BROKER FEES AND EXPENSES

9.1 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 Alpine will pay all of the expenses and the out-of-pocket costs and expenses incurred by the Target Fund and  Acquiring Fund solely and directly in connection with the Reorganization. Such costs and expenses include the cost of printing and mailing the Proxy Statement, accompanying notice of special meeting and proxy card, along with postage and proxy solicitation costs, the transaction costs associated with repositioning the Target Fund’s portfolio, if any, in connection with the Reorganization, the costs of related prospectus disclosure changes and the costs of printing and mailing a supplement to the prospectus of the Target Fund to shareholders of the Target Fund, along with postage costs.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a Fund’s failure to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

10 ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Trust agrees that it has not, on behalf of either the Acquiring Fund or the Target Fund, made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The covenants to be performed after the Closing by the Trust shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

11. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date without penalty to either Fund by resolution of the Board, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Target Fund. Any such termination resolution will be effective when communicated to the other party. The obligations of Alpine set forth in paragraph 9.2 shall survive termination of this Agreement.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust; provided, however, that following the meeting of the Target Fund Shareholders called by the Target Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Trust at its address set forth in the preamble to this Agreement, to the attention of its President.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

14.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Delaware.  For purposes of the Delaware Statutory Trust Act, this Agreement will be deemed part of the governing instrument (as defined in the Delaware Statutory Trust Act) of the Trust.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 Consistent with the Declaration, the obligations of the Trust with respect to each of the Acquiring Fund and the Target Fund, entered into in the name or on behalf of the Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust, personally, but bind only the assets of the Trust belonging to the Acquiring Fund and the Target Fund, and all persons dealing with any series or funds of the Trust must look solely to the assets of the Trust belonging to such series or fund for the enforcement of any claims against the Trust.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

ALPINE SERIES TRUST,
on behalf of its series ALPINE RISING DIVIDEND FUND

By: _________________________
Name:
Title:

ALPINE SERIES TRUST,
on behalf of its series ALPINE EQUITY INCOME FUND

By: _________________________
Name:
Title:

Solely for purposes of paragraph 9.2 of the Agreement:
ALPINE WOODS CAPITAL INVESTORS, LLC

By: _________________________
Name:
Title:

SCHEDULE 4.1

[None.]

AGREEMENT AND PLAN OF REORGANIZATION

ALPINE RISING DIVIDEND FUND AND
 ALPINE TRANSFORMATIONS FUND

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [ ] day of [ ], 2015, by and between Alpine Series Trust, a Delaware statutory trust (the “Trust”), with its principal place of business at 2500 Westchester Avenue, Suite 215, Purchase, New York 10577, on behalf of its series Alpine Rising Dividend Fund (the “Acquiring Fund” or a “Fund”), and on behalf of its series Alpine Transformations Fund (the “Target Fund” or a “Fund”), and, solely for purposes of paragraph 9.2 hereof, Alpine Woods Capital Investors, LLC (“Alpine”).

WHEREAS, each of the Acquiring Fund and the Target Fund is a series of the Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Acquiring Fund in exchange solely for classes of shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), as described herein, and the assumption by the Acquiring Fund of all liabilities of the Target Fund, and (2) the distribution of the Acquiring Fund Shares to the shareholders of the outstanding shares of beneficial interest in the Target Fund (the “Target Fund Shares”) and the subsequent cancellation and redemption of the Target Fund Shares and dissolution and termination of the Target Fund as a series of the Trust, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Target Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the Trust (the “Board”), including a majority of the trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (the “Independent Trustees”), has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board, including a majority of the Independent Trustees, has determined, with respect to the Target Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

WHEREAS, in this Agreement, any references to a Fund taking action shall mean and include all necessary actions of the Trust, as applicable, on behalf of a Fund, unless the context of this Agreement or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE TARGET FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, ASSUMPTION OF ALL TARGET FUND LIABILITIES AND TERMINATION OF THE TARGET FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Target Fund, agrees to sell, assign, convey, transfer and deliver all of its Assets, as defined and set forth in paragraph 1.2, to the Acquiring Fund, and the Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Target Fund the number, determined in accordance with paragraph 2.3, of full and fractional Acquiring Fund Shares corresponding to each class of Target Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Target Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Target Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”).

1.2 The property and assets of the Trust attributable to the Target Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Target Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Target Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Target Fund, including, without limitation, all indemnification obligations of the Target Fund with respect to the current and former members of the Board and officers of the Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date except for (a) obligations of the Target Fund arising under this Agreement and (b) all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by Alpine pursuant to paragraph 9.2 (collectively, “Liabilities”). The Target Fund will sell, assign, convey, transfer and deliver to the Trust, on behalf of the Acquiring Fund, any rights, payments, stock dividends, or other securities received by the Target Fund after the Closing Date as payments, stock dividends or other distributions on or with respect to the Assets transferred, which rights, payments, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Target Fund acquired by the Trust on behalf of the Acquiring Fund.

1.3 The Target Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 On or as soon as practicable prior to the Closing Date, the Target Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of (a) the sum of (i) its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid), (ii) the excess of its investment income excludible from gross income under Section 103 of the Code, if any, over its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) its net capital gain as defined in the Code, if any, and (b) any other amounts as necessary, in each case for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date), such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Trust shall take such actions as may be necessary or appropriate to complete the liquidation of the Target Fund. To complete the liquidation, the Trust, on behalf of the Target Fund, shall (a) on the Closing Date, distribute to the shareholders of record of the Target Fund Shares as of the Closing Date (“Target Fund Shareholders”), on a pro rata basis within each share class, the corresponding class of Acquiring Fund Shares received by the Trust, on behalf of the Target Fund, pursuant to paragraph 1.1, (b) on the Closing Date, cancel and redeem shares of the Target Fund and (c) dissolve and terminate the Target Fund as a series of the Trust in accordance with Delaware law. Such distribution, cancellation and redemption shall be accomplished, with respect to the Target Fund Shares, by the transfer on the Closing Date of the corresponding classes of Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund Shares owned by Target Fund Shareholders on the Closing Date. All issued and outstanding Target Fund Shares will be cancelled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the transfer agent of the Acquiring Fund for the credit of the respective accounts of the Target Fund Shareholders.

1.7 Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust, on behalf of the Target Fund. The Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Target Fund, and after the declaration and payment of any dividends and/or other distributions by the Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Target Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Trust adopted in good faith by the Board.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Trust adopted in good faith by the Board.

2.3. The number of each class of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined by dividing the value of the net assets with respect to each corresponding class of Target Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the corresponding class of an Acquiring Fund Share, determined using the same valuation procedures referred to in paragraph 2.2.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [October 23, 2015], or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Target Fund’s net asset value is calculated in accordance with paragraph 2.1 and after the declaration and payment of any dividends. The Closing shall be held at the offices of Alpine or at such other time and/or place as the parties may agree.

3.2 The Trust shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets, at the time of the Closing, from the accounts of the Target Fund that the Custodian maintains as custodian for the Target Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that the Assets of the Target Fund have been so transferred as of the Closing Date. The Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that all necessary taxes in connection with the delivery of the Assets of the Target Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Trust shall direct Boston Financial Data Services, Inc., in its capacity as the transfer agent for the Target Fund (the “Transfer Agent”), to deliver to the Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Target Fund Shareholder and the number and percentage ownership of the outstanding class of Target Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Trust, on behalf of the Target Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.5 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.5. At the Closing, each Fund shall deliver to the other Fund such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other Fund or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable (in the judgment of the Board), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been previously communicated, the Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Target Fund is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Declaration of Trust, as amended or supplemented (the “Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect and the Target Fund is in compliance in all material respects with the 1940 Act and 1933 Act and rules and regulations under each.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Target Fund (true and correct copies of which have been delivered to the Acquiring Fund) and each prospectus and statement of additional information of the Target Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Trust, on behalf of the Target Fund, will have good title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Trust, on behalf of the Acquiring Fund, will acquire good title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Fund, will not result, in a material violation of Delaware law or of the Declaration or the bylaws, as amended, of the Trust  (the “Bylaws”), or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Target Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Trust, on behalf of the Target Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Target Fund (other than this Agreement and contracts or other commitments entered into in order to effect the transactions contemplated by this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Target Fund and, to the Target Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Target Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Target Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Target Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund’s business. The Trust, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Target Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Target Fund as of the last day of and for the most recently completed fiscal year of the Target Fund prior to the date of this Agreement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of the Target Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Target Fund as at the last day of and for the most recently completed fiscal half year of the Target Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund, and all known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Target Fund prior to the date of this Agreement, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Target Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) The Target Fund is a separate series of the Trust and is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be treated as such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have declared and paid dividends sufficient to distribute substantially all of (a) the sum of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), and (iii) any net capital gain (as defined in the Code), and (b) any other amounts as necessary, in each case for all tax periods ending on or before the Closing Date (including the taxable year ending on the Closing Date), such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for the current and any prior tax periods.

(m) All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust, have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of each Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares.

(n) The Target Fund will review its assets to ensure that prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Target Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board (including the determinations required by Rule 17a-8(a) under the 1940 Act), on behalf of the Target Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Target Fund and its shares, from the effective date of the Registration Statement through the date of the meeting of Target Fund Shareholders contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Target Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been previously communicated, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under its Declaration, to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Target Fund) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result, in a material violation of Delaware law or the Declaration or Bylaws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as of the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Target Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquiring Fund as at the last day of and for the most recently completed fiscal half year of the Acquiring Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund, and all known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Trust and is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (and for the latter year expects to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be treated as such, and has been (and for the latter year expects to be) eligible to compute and has computed (and for the latter year expects to compute) its federal income tax under Section 852 of the Code.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Trust, for the account of the Target Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Trust.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement  through the date of the meeting of Target Fund Shareholders and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. COVENANTS

The Trust, on behalf of the Target Fund and the Acquiring Fund, hereby further covenants as follows:

5.1 The Target Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Trust will call and hold a meeting of the Target Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.  As soon as reasonably practicable after the Closing, the Trust shall (a) distribute to the Target Fund Shareholders, on a pro rata basis within each share class, the corresponding class of Acquiring Fund Shares received by the Trust, on behalf of the Target Fund, pursuant to paragraph 1.1 in cancellation of Target Fund Shares in accordance with Delaware law and (b) terminate the Target Fund as a series of the Trust as described in paragraph 1.5.

5.3 The Acquiring Fund Shares to be acquired by the Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Trust, on behalf of the Target Fund, will assist in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.5 Subject to the provisions of this Agreement, the Trust, on behalf of the Acquiring Fund and the Target Fund, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Trust, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Trust, on behalf of the Target Fund, will provide to the Acquiring Fund such information regarding the Target Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Trust, on behalf of the Target Fund, will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s title to and possession of all the Assets, and to otherwise carry out the intent and purpose of this Agreement.

5.9 The Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain such approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Trust shall not change the Declaration or the Acquiring Fund’s prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11 The Target Fund and the Acquiring Fund will each report the Reorganization as a reorganization within the meaning of Section 368(a) of the Code on its federal income tax return for its respective taxable year in which the Reorganization occurs, including filing any and all statements required by Treasury Regulations Section 1.368-3.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST, ON BEHALF OF THE TARGET FUND

The obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

6.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s assumption of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

6.4 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in the name of the Trust, on behalf of the Acquiring Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Target Fund shall reasonably request.

6.5 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

7.1 All representations and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Trust, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Target Fund, on or before the Closing Date.

7.3 The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a Statement of Assets and Liabilities of the Target Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Trust on behalf of the Target Fund. The Trust, on behalf of the Target Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

7.4 The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Trust, on behalf of the Target Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Fund shall reasonably request.

7.5 The Trust, on behalf of each of the Target Fund and the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST

If any of the conditions set forth in paragraph 8.1 or paragraph 8.5 have not been satisfied on or before the Closing Date, the Transaction contemplated by this Agreement shall not be consummated. If any of the other conditions set forth below have not been satisfied on or before the Closing Date with respect to each of the Target Fund and the Acquiring Fund, the Trust shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund, in accordance with the provisions of the 1940 Act and the Declaration, the Bylaws, and Delaware law, as applicable, and certified copies of the report of the inspector of elections evidencing such approval, if any such approval is required, shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Trust, with respect to the Target Fund or the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties (other than Alpine) shall have received the opinion of Willkie Farr & Gallagher LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Trust, on behalf of the Target Fund and the Acquiring Fund, and their respective authorized officers, for U.S. federal income tax purposes: (i) the acquisition by the Acquiring Fund of the Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Target Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in liquidation except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund’s taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code; (iii) the basis in the hands of the Acquiring Fund of the Assets transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such Assets in the hands of the Target Fund immediately prior to the Closing increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer; (iv) the holding periods in the hands of the Acquiring Fund of the Assets transferred to the Acquiring Fund in the Reorganization, other than any Asset with respect to which gain or loss is required to be recognized in the Reorganization, will include the periods during which the respective Assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset); (v) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities; (vi) no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares solely for the Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate basis of the Acquiring Fund Shares that each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate basis of his or her Target Fund Shares exchanged therefor; and (viii) a Target Fund Shareholder’s holding period for his or her Acquiring Fund Shares received in the Reorganization will include the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held the Target Fund Shares as capital assets on the date of the exchange.  The delivery of such opinion is conditioned upon the receipt by Willkie Farr & Gallagher LLP of representations it shall request of the Trust, on behalf of each of the Target Fund and the Acquiring Fund.  Notwithstanding anything herein to the contrary, no party hereto may waive the condition set forth in this paragraph 8.5.

8.6  The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Declaration or in the Acquiring Fund’s investment restrictions in effect on the Closing Date, may not properly acquire.

9. BROKER FEES AND EXPENSES

9.1 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 Alpine will pay all of the expenses and the out-of-pocket costs and expenses incurred by the Target Fund and  Acquiring Fund solely and directly in connection with the Reorganization. Such costs and expenses include the cost of printing and mailing the Proxy Statement, accompanying notice of special meeting and proxy card, along with postage and proxy solicitation costs, the transaction costs associated with repositioning the Target Fund’s portfolio, if any, in connection with the Reorganization, the costs of related prospectus disclosure changes and the costs of printing and mailing a supplement to the prospectus of the Target Fund to shareholders of the Target Fund, along with postage costs.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a Fund’s failure to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

10 ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Trust agrees that it has not, on behalf of either the Acquiring Fund or the Target Fund, made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The covenants to be performed after the Closing by the Trust shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

11. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date without penalty to either Fund by resolution of the Board, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Target Fund. Any such termination resolution will be effective when communicated to the other party. The obligations of Alpine set forth in paragraph 9.2 shall survive termination of this Agreement.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust; provided, however, that following the meeting of the Target Fund Shareholders called by the Target Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Trust at its address set forth in the preamble to this Agreement, to the attention of its President.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

14.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Delaware.  For purposes of the Delaware Statutory Trust Act, this Agreement will be deemed part of the governing instrument (as defined in the Delaware Statutory Trust Act) of the Trust.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 Consistent with the Declaration, the obligations of the Trust with respect to each of the Acquiring Fund and the Target Fund, entered into in the name or on behalf of the Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust, personally, but bind only the assets of the Trust belonging to the Acquiring Fund and the Target Fund, and all persons dealing with any series or funds of the Trust must look solely to the assets of the Trust belonging to such series or fund for the enforcement of any claims against the Trust.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

ALPINE SERIES TRUST,
on behalf of its series ALPINE RISING DIVIDEND FUND

By: _________________________
Name:
Title:

ALPINE SERIES TRUST,
on behalf of its series ALPINE TRANSFORMATIONS FUND

By: _________________________
Name:
Title:

Solely for purposes of paragraph 9.2 of the Agreement:
ALPINE WOODS CAPITAL INVESTORS, LLC

By: _________________________
Name:
Title:

SCHEDULE 4.1

[None.]

APPENDIX C

FINANCIAL HIGHLIGHTS OF ALPINE ACCELERATING DIVIDEND FUND

The financial highlights tables are intended to help you understand the Acquiring Fund’s financial performance for Institutional Class and Class A shares for the periods shown. Certain information reflects financial results for a single Fund share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the Acquiring Fund’s financial statements, which, except for the financial highlights for the semiannual period ended April 30, 2015, which are unaudited, have been audited by the Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, are included in the Acquiring Fund’s Annual Report, which are available free of charge, on the Acquiring Fund’s website.

	Six Months
	Ended
	April 30,		Years Ended October 31,
	2015		2014	2013	2012	2011	2010
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$15.88		$15.19	$12.88	$12.83	$12.80	$11.48
Income from investment operations:
Net investment income	0.90		0.49	0.51	0.62	0.51	0.51
Net realized and unrealized gain	0.24		1.29	2.65	0.73	0.32	1.29
Total from investment operations	1.14		1.78	3.16	1.35	0.83	1.80
Redemption fees	—		0.01	0.03	—	0.00 (a)	0.00 (a)
Less distributions:
From net investment income		(0.29)	(0.51)	(0.64)	(0.50)	(0.58)	(0.45)
From net realized gains		(0.69)	(0.59)	(0.24)	(0.80)	(0.22)	(0.03)
Total distributions		(0.98)	(1.10)	(0.88)	(1.30)	(0.80)	(0.48)
Net asset value per share, end of period	$16.04		$15.88	$15.19	$12.88	$12.83	$12.80
Total return	7.36	%(b)	12.25%	25.94%	11.28%	6.43%	16.06%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,322		$4,486	$3,418	$2,155	$3,218	$2,393
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	2.03	%(d)	2.25%	3.43%	3.26%	2.64%	2.70%
After waivers and/or expense reimbursements (e)	1.35	%(d)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets	3.17	%(d)	3.33%	3.94%	4.52%	4.09%	4.85%
Portfolio turnover (f)	23	%(b)	78%	86%	73%	137%	225%

(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)
Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 2.03% for the six months ended April 30, 2015, and 2.25%, 3.43%, 3.26%, 2.64% and 2.70% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.

(d)	Annualized.
(e)
Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.35% for the six months ended April 30, 2015, and 1.35%, 1.35%, 1.35%, 1.35%, and 1.35% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

C-1

	Six Months				Period
	Ended		Years Ended		Ended
	April 30,		October 31,		October 31,
	2015		2014	2013	2012 (a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$15.88		$15.18	$12.88	$12.02
Income from investment operations:
Net investment income	0.24		0.38	0.63	0.31
Net realized and unrealized gain	0.88		1.37	2.48	0.92
Total from investment operations	1.12		1.75	3.11	1.23
Redemption fees	—		0.01	0.04	—
Less distributions:
From net investment income	(0.27)		(0.47)	(0.61)	(0.37)
From net realized gains	(0.69)		(0.59)	(0.24)	—
Total distributions	(0.96)		(1.06)	(0.85)	(0.37)
Net asset value per share, end of period	$16.04		$15.88	$15.18	$12.88
Total return	7.24	%(b)	12.04%	25.55%	10.29	%(b)
Ratios/Supplemental Data
Net Assets at end of period (000)	$2,109		$865	$917	$257
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	2.28	%(d)	2.50%	3.68%	3.83	%(d)
After waivers and/or expense reimbursements (e)	1.60	%(d)	1.60%	1.60%	1.60	%(d)
Ratio of net investment income to average net assets	3.09	%(d)	2.41%	3.72%	2.71	%(d)
Portfolio turnover (f)	23	%(b)	78%	86%	73%

(a)	Class A commenced operations on December 30, 2011.
(b)	Not annualized.
(c)
Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 2.28% for the six months ended April 30, 2015, 2.50% and 3.68% for the years ended October 31, 2014 and 2013, respectively, and 3.83% for the period ended October 31, 2012.

(d)	Annualized.
(e)
Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.60% for the six months ended April 30, 2015, 1.60% and 1.60% for the years ended October 31, 2014 and 2013, respectively, and 1.60% for the period ended October 31, 2012.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

C-2

APPENDIX D

HISTORICAL PERFORMANCE FOR EACH FUND

ALPINE EQUITY INCOME FUND

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares (formerly known as the Investor Class). The Class A shares of the Fund were not issued prior to December 30, 2011. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as another benchmark. The Fund’s previous benchmark, the Custom Balanced Benchmark reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Barclays U.S. Aggregate Bond Index, which is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities. The Fund now has the S&P 500 Index as its primary benchmark. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class. To the extent the Fund engaged in leverage, this may have affected performance. To the extent that the Fund’s historical performance resulted from gains derived from participation in IPOs and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Equity Income Fund
Total Returns as of 12/31 Each Year
Institutional Class

Best and Worst Quarter Results
During the periods shown in the Chart for the Fund

Best Quarter		Worst Quarter
14.68%	9/30/09	(15.08)%	12/31/08

Average Annual Total Returns
(For the periods ending December 31, 2014)
Alpine Equity Income Fund (named Alpine Foundation Fund prior to July 31, 2014) Institutional Class	1 Year	5 Years	10 Years	Since Inception	Inception Date
Return Before Taxes	13.06%	10.30%	4.02%	5.78%	6/7/2001
Return After Taxes on Distributions	12.52%	9.93%	3.47%	5.14%
Return After Taxes on Distributions and Sale of Fund Shares	7.75%	8.17%	3.20%	4.65%

Alpine Equity Income Fund (named Alpine Foundation Fund prior to July 31, 2014) – Class A	6.53%	N/A	N/A	9.47%	12/30/2011

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.68%	15.45%	7.67%	5.70%

Custom Balanced Benchmark (reflects no deduction for fees, expenses or taxes)	10.61%	11.18%	6.77%	5.80%

Lipper Equity Income Funds Average	9.79%	13.28%	7.23%	6.26%

(1)
The Fund’s annual total returns prior to July 31, 2014 as reflected in the bar chart and the table are the returns of the Fund that followed different investment strategies under the name “Alpine Foundation Fund.”

(2)
Effective July 31, 2014, the Fund’s primary benchmark against which it measures its performance, the Custom Balanced benchmark, was replaced with the S&P 500® Index. The Adviser believes that the S&P 500® Index more accurately reflects the investment strategies of the Fund.

The after-tax returns are shown only for Institutional Class shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary from returns shown for Institutional Class shares.

ALPINE TRANSFORMATIONS FUND

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares (formerly known as the Investor Class). The Class A shares of the Fund were not issued prior to December 30, 2011. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as other benchmarks. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class. To the extent the Fund engaged in leverage, this may have affected performance. To the extent that the Fund’s historical performance resulted from gains derived from participation in IPOs and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Transformations Fund
Total Returns as of 12/31 Each Year
Institutional Class

Best and Worst Quarter Results
During the periods shown in the Chart for the Fund

Best Quarter		Worst Quarter
34.69%	6/30/09	(26.00)%	9/30/08

Average Annual Total Returns
(For the periods ending December 31, 2014)

Alpine Transformations Fund – Institutional Class	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	5.07%	14.36%	8.49%	12/31/2007
Return After Taxes on Distributions	4.01%	13.24%	7.70%
Return After Taxes on Distributions and Sale of Fund Shares	3.55%	11.35%	6.64%

Alpine Transformations Fund – Class A	(0.99)%	N/A	13.60%	12/30/2011

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	12.56%	15.63%	7.44%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.68%	15.45%	7.16%

Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	4.22%	14.26%	7.50%

Lipper Multi-Cap Growth Funds Average	9.10%	14.57%	6.77%

The after-tax returns are shown only for Institutional Class shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary from returns shown for Institutional Class shares.

ALPINE RISING DIVIDEND FUND (Prior to September 9, 2015 known as Alpine Accelerating Dividend Fund)

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares (formerly known as the Investor Class). The Class A shares of the Fund were not issued prior to December 30, 2011. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as other benchmarks. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class. To the extent the Fund engaged in leverage, this may have affected performance. To the extent that the Fund’s historical performance resulted from gains derived from participation in IPOs and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Accelerating Dividend Fund
Total Returns as of 12/31 Each Year
Institutional Class

Best and Worst Quarter Results
During the periods shown in the Chart for the Fund

Best Quarter		Worst Quarter
14.26%	9/30/09	(15.77)%	9/30/11

Average Annual Total Returns
(For the periods ending December 31, 2014)

Alpine Accelerating Dividend Fund – Institutional Class	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	9.88%	13.11%	14.53%	11/5/2008
Return After Taxes on Distributions	7.66%	11.14%	12.89%
Return After Taxes on Distributions and Sale of Fund Shares	6.91%	10.13%	11.54%

Alpine Accelerating Dividend Fund – Class A	3.67%	N/A	14.82%	12/30/2011

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.68%	15.45%	14.84%

Dow Jones Industrial Average (reflects no deduction for fees, expenses or taxes)	10.07%	14.23%	13.59%

Lipper Equity Income Funds Average	9.79%	13.28%	14.65%(1)

(1)	The Lipper Equity Income Funds Average reflects a return from November 6, 2008 to December 31, 2014.

The after-tax returns are shown only for Institutional Class shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary from returns shown for Institutional Class shares.

APPENDIX E

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION		VALID SIGNATURES

Corporate Accounts

(1)	ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
	u/t/d/ 12/28/78	Jane B. Doe

Custodian or Estate Accounts

(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith Estate of Jane Smith	John B. Smith, Executor

E-1

APPENDIX F

5% SHAREHOLDERS OF THE TARGET FUNDS AND THE ACQUIRING FUND

To the knowledge of the Funds, as of August 25, 2015, the following persons owned beneficially or of record 5% or more of such Fund’s outstanding shares:

Alpine Equity Income Fund

Class	Name and Address of Shareholder	Percent Ownership

Alpine Transformations Fund

Class	Name and Address of Shareholder	Percent Ownership

Alpine Rising Dividend Fund

Class	Name and Address of Shareholder	Percent Ownership

F-1

APPENDIX G

FUNDAMENTAL INVESTMENT POLICIES

Alpine Equity Income Fund (Target Fund)	Alpine Transformations Fund (Target Fund)	Alpine Rising Dividend Fund (Acquiring Fund)	Differences between the Target Funds and the Acquiring Fund
Diversification.  With respect to 75% of its total assets, the  Fund may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the Fund’s total assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer.

Diversification.  With respect to 75% of its total assets, the Fund may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the Fund’s total assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer.

Diversification.  With respect to 75% of its total assets, the Fund may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the Fund’s total assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer.
Same.
Underwriting.  The Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the 1933 Act in connection with the sale of securities in accordance with its investment objectives, policies and limitations.

Underwriting.  The Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the 1933 Act in connection with the sale of securities in accordance with its investment objectives, policies and limitations.

Underwriting.  The Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the 1933 Act in connection with the sale of securities in accordance with its investment objectives, policies and limitations.
Same.
Interests in Oil, Gas or Other Mineral Exploration or Development Programs. The Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.	Interests in Oil, Gas or Other Mineral Exploration or Development Programs. The Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.	Interests in Oil, Gas or Other Mineral Exploration or Development Programs. The Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.	Same.
Concentration in Any One Industry.  The Fund may not invest more than 25% of its total assets in the securities in any single industry, provided that there shall be no limitation on the purchase of U.S. Government securities.

Concentration in Any One Industry.  The Fund may not invest more than 25% of its total assets in the securities in any single industry, provided that there shall be no limitation on the purchase of U.S. Government securities.

Concentration in Any One Industry.  The Fund may not invest more than 25% of its total assets in the securities in any single industry, provided that there shall be no limitation on the purchase of U.S. Government securities.
Same. Note however this is non-fundamental policy so it may be changed by the Board of Trustees upon 60 days’ notice to shareholders.

Alpine Equity Income Fund (Target Fund)	Alpine Transformations Fund (Target Fund)	Alpine Rising Dividend Fund (Acquiring Fund)	Differences between the Target Funds and the Acquiring Fund
Short Sales. The Fund may effect short sales of securities subject to the limitation that a Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by the Fund would exceed 10% of the Fund’s net assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales “against the box”), this limitation is not applicable.

Short Sales. The Fund may effect short sales of securities subject to the limitation that a Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by the Fund would exceed 10% of the Fund’s net assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales “against the box”), this limitation is not applicable.

Short Sales. The Fund may effect short sales of securities subject to the limitation that a Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by the Fund would exceed 10% of the Fund’s net assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales “against the box”), this limitation is not applicable.
Same.
Lending of Funds and Securities. The Fund may not make loans of money or securities, except to the extent that the Fund may lend money through the purchase of permitted investments, including repurchase agreements.

The Fund may not lend their portfolio securities, unless the borrower is a broker-dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market-value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund’s net assets.

Lending of Funds and Securities. The Fund may not make loans of money or securities, except to the extent that the Fund may lend money through the purchase of permitted investments, including repurchase agreements.

The Fund may not lend their portfolio securities, unless the borrower is a broker-dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market-value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund’s net assets.

Lending of Funds and Securities. The Fund may not make loans of money or securities, except to the extent that the Fund may lend money through the purchase of permitted investments, including repurchase agreements.

The Fund may not lend their portfolio securities, unless the borrower is a broker-dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market-value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund’s net assets.
Same.
Commodities. The Fund, may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit the Fund from purchasing and selling securities or other instruments backed by commodities or financial futures contracts and related options, including but not limited to, currency futures contracts and stock index futures.

Because most swaps are now considered interests under the Commodity Exchange Act and its rules, the Fund’s fundamental investment restriction related to investing in commodity interests is being interpreted to permit a Fund to engage in transactions in swaps and options on swaps related to financial instruments, such as securities, securities indexes, currencies and other financial instruments, but not to engage in transactions in swaps related to physical commodities, such as oil or metals.

Commodities. The Fund, may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit the Fund from purchasing and selling securities or other instruments backed by commodities or financial futures contracts and related options, including but not limited to, currency futures contracts and stock index futures.

Because most swaps are now considered interests under the Commodity Exchange Act and its rules, the Fund’s fundamental investment restriction related to investing in commodity interests is being interpreted to permit a Fund to engage in transactions in swaps and options on swaps related to financial instruments, such as securities, securities indexes, currencies and other financial instruments, but not to engage in transactions in swaps related to physical commodities, such as oil or metals.

Commodities. The Fund, may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit the Fund from purchasing and selling securities or other instruments backed by commodities or financial futures contracts and related options, including but not limited to, currency futures contracts and stock index futures.

Because most swaps are now considered interests under the Commodity Exchange Act and its rules, the Fund’s fundamental investment restriction related to investing in commodity interests is being interpreted to permit a Fund to engage in transactions in swaps and options on swaps related to financial instruments, such as securities, securities indexes, currencies and other financial instruments, but not to engage in transactions in swaps related to physical commodities, such as oil or metals.
Same.

Alpine Equity Income Fund (Target Fund)	Alpine Transformations Fund (Target Fund)	Alpine Rising Dividend Fund (Acquiring Fund)	Differences between the Target Funds and the Acquiring Fund
Real Estate.  The Fund may not purchase, sell or invest in real estate, but may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of a Fund’s ownership of such securities.

Real Estate.  The Fund may not purchase, sell or invest in real estate, but may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of a Fund’s ownership of such securities.

Real Estate.  The Fund may not purchase, sell or invest in real estate, but may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of a Fund’s ownership of such securities.
Same.
Borrowing, Senior Securities, Reverse Repurchase Agreements. The Fund may not issue senior securities as defined by the 1940 Act, except that the Fund may borrow money from banks and enter into reverse repurchase agreements (i) in the aggregate amount of up to 10% of its total assets to increase its holdings of portfolio securities and (ii) for temporary extraordinary or emergency purposes, subject to the overall limitation that total borrowings by the Fund (including borrowing through reverse repurchase agreements) may not exceed 33 1/3% of the value of the Fund’s total assets (measured in each case at the time of borrowing).

Borrowing, Senior Securities, Reverse Repurchase Agreements. The Fund may not issue senior securities as defined by the 1940 Act, except that the Fund may borrow money from banks and enter into reverse repurchase agreements (i) in the aggregate amount of up to 10% of its total assets to increase its holdings of portfolio securities and (ii) for temporary extraordinary or emergency purposes, subject to the overall limitation that total borrowings by the Fund (including borrowing through reverse repurchase agreements) may not exceed 33 1/3% of the value of the Fund’s total assets (measured in each case at the time of borrowing).

Borrowing, Senior Securities, Reverse Repurchase Agreements. The Fund may not issue senior securities as defined by the 1940 Act, except that the Fund may borrow money from banks and enter into reverse repurchase agreements (i) in the aggregate amount of up to 10% of its total assets to increase its holdings of portfolio securities and (ii) for temporary extraordinary or emergency purposes, subject to the overall limitation that total borrowings by the Fund (including borrowing through reverse repurchase agreements) may not exceed 33 1/3% of the value of the Fund’s total assets (measured in each case at the time of borrowing).
Same.

Alpine Equity Income Fund (Target Fund)	Alpine Transformations Fund (Target Fund)	Alpine Rising Dividend Fund (Acquiring Fund)	Differences between the Target Funds and the Acquiring Fund
Pledging Assets. The Fund may not pledge, mortgage, hypothecate or otherwise encumber their assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

Pledging Assets. The Fund may not pledge, mortgage, hypothecate or otherwise encumber their assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

Pledging Assets. The Fund may not pledge, mortgage, hypothecate or otherwise encumber their assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

Same.
Investment Objective. N/A	Investment Objective. The investment objective is fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund.	Investment Objective. The investment objective is fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund.	The Transformations Fund’s and the Acquiring Fund’s investment objectives are fundamental while the Equity Income Fund’s are not.

ALPINE SERIES TRUST
Alpine Accelerating Dividend Fund
(to be renamed Alpine Rising Dividend Fund as of September 9, 2015)

STATEMENT OF ADDITIONAL INFORMATION

[SUBJECT TO COMPLETION, DATED SEPTEMBER [●], 2015]

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
Alpine Equity Income Fund and Alpine Transformations Fund	Alpine Rising Dividend Fund

c/o Boston Financial Data Services, Inc. PO Box 8061 Boston, MA 02266 1-888-785-5578	c/o Boston Financial Data Services, Inc. PO Box 8061 Boston, MA 02266 1-888-785-5578

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement/Prospectus dated September [●], 2015, relating specifically to the proposed transfer of all of the assets and the assumption of all of the liabilities of Alpine Equity Income Fund (“Equity Income Fund”) and Alpine Transformations Fund (the “Transformations Fund” and together with Equity Income Fund, the “Target Funds”), each a series of Alpine Series Trust, a Delaware statutory trust (the “Trust”), in exchange for the assumption of all of each Target Fund’s liabilities by, and for shares of, Alpine Rising Dividend Fund (the “Acquiring Fund”), also a series of the Trust, having an aggregate value equal to those of the Target Fund. To obtain a copy of the Combined Proxy Statement/Prospectus, please write to the Acquiring Fund at the address set forth above or call 1-888-785-5578. The transfer is to occur pursuant to the relevant Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement/Prospectus.

TABLE OF CONTENTS

1. General Information	S-2
2. Financial Statements and Other Incorporated Documents	S-2
3. Pro Forma Financial Information	S-3

GENERAL INFORMATION

A Joint Special Meeting of Shareholders of the Target Funds to consider a Reorganization with respect to the relevant Target Fund will be held at the offices of Alpine Woods Capital Advisor, LLC, 2500 Westchester Avenue, Purchase, New York 10577, on October 16, 2015, at 10:00 a.m., Eastern time. For further information about each Reorganization, see the Combined Proxy Statement/Prospectus.

FINANCIAL STATEMENTS AND OTHER INCORPORATED DOCUMENTS

The Statement of Additional Information related to the Combined Proxy Statement/Prospectus dated September [●], 2015, consists of the cover page, the accompanying pro forma financial information and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

The Statement of Additional Information of the Acquiring Fund and each Target Fund:

Date and Filing Date	Accession Number
February 27, 2015 (filed on February 27, 2015)	0001398344-15-001277

The financial statements of the Acquiring Fund and each Target Fund and related independent registered public accounting firm’s report as included in the Funds’ Annual Report filed for the year ended October 31, 2014:

Year Ended/Filing Date	Accession Number
October 31, 2014 (filed on January 8, 2015)	0000930413-15-000097

The financial statements of the Acquiring Fund and each Target Fund as included in the Funds’ Semiannual Report filed for the period ended April 30, 2015:

Period Ended/Filing Date	Accession Number
April 30, 2015 (filed on July 2, 2015)	0000930413-15-002982

PRO FORMA FINANCIAL INFORMATION

Pro forma condensed combined financial statements of the Funds are provided on the following pages.

PRO FORMA CONDENSED COMBINED STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2015 (Unaudited)

	Acquiring Fund	Target Fund	Target Fund
	Alpine Accelerating Dividend Fund	Alpine Equity Income Fund	Alpine Transformations Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Investments, at value	$9,286,343	$80,941,370	$9,583,708	-		$99,811,421
Other assets less liabilities	$(855,193)	$(200,920)	$(542,298)	-		$(1,598,411)
Total Net assets	$8,431,150	$80,740,450	$9,041,410	-		$98,213,010

Net Assets
Institutional Class	$6,322,122	$80,333,745	$8,871,753	-		$95,527,620
Class A	$2,109,028	$406,705	$169,657	-		$2,685,390
Total Net assets	$8,431,150	$80,740,450	$9,041,410	-		$98,213,010
Shares Outstanding
Institutional Class	394,134	5,671,412	590,828	(700,800	)(a)	5,955,574
Class A	131,524	28,786	11,411	(4,264	)(a)	167,457

Net Asset Value per Share
Institutional Class	16.04	14.16	15.02			16.04
Class A	16.04	14.13	14.87			16.04

(a)	Adjustment to reflect increase in shares based on Acquiring Fund’s NAV

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Twelve Month Period Ended April 30, 2015 (Unaudited)

	Alpine Accelerating Dividend Fund	Alpine Equity Income Fund	Alpine Transformations Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Investment Income:
Interest and dividend income	$203,884	$2,148,563	$84,666	-		$2,437,113
Total Investment Income	203,884	2,148,563	84,666			2,437,113
Expenses
Investment advisory fee	58,967	803,787	81,373	-		944,127
Registration and filing fees	18,764	32,718	25,387	(58,105	)(a)	18,764
Audit and tax fees	19,970	36,100	20,610	(50,186	)(a)	26,494
Other fees	4,436	17,427	4,665	(19,678	)(a)	6,850
Transfer agent fees	7,807	10,866	5,381	-		24,054
Accounting and custody fees	4,891	11,378	5,912	-		22,181
Printing and mailing fees	2,366	15,744	2,331	(2,862	)(a)	17,579
Legal fees	1,189	16,805	2,125	-		20,119
Trustee fees	1,151	14,809	1,664	-		17,624
Distribution fees - Class A	3,421	6,916	402	-		10,739
Administration fee	1,474	20,933	2,124	(4,516	)(b)	20,015
Interest	-	-	17	-		17
Total expenses before reductions	124,436	987,483	151,991	(135,346)		1,128,564
Less: Fee waivers and /or expense reimbursements	(41,435)	-	(41,718)	83,153		-
Net expenses	83,001	987,483	110,273	(52,193)		1,128,564
Net investment income (loss)	120,883	1,161,080	(25,607)	52,193		1,308,549
Net realized gain/(loss) from:
Investments	200,818	6,306,993	140,788	-		6,648,599
Foreign currency transactions	152	238	28	-		418
Written option contracts	-	5,129	-			5,129
Investments	278,754	129,834	495,369	-		903,957
Foreign currency translations	287	5	64			356
Written option contracts	-	3,558	-	-		3,558
Increase in net assets from operations.	$600,894	$7,606,837	$610,642	$52,193		$8,870,566

(a)	Decrease in expenses based on elimination of redundant fees for the Pro Forma Combined Fund.
(b)	To restate administration fees using rates for the Pro Forma Combined Fund at the combined average daily net assets of the Target Fund and the Acquiring Fund.

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS
As of April 30, 2015 (Unaudited)

	Alpine Transformations Fund (Target Fund)		Alpine Equity Income Fund (Target Fund)		Alpine Accelerating Dividend Fund (Acquiring Fund)		Pro Forma Combined Fund
Security Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Common Stocks-93.7%
Aerospace & Defense-5.3%
Northrop Grumman Corp.	1,000	$ 154,040	-	$ -	-	$ -	1,000	$ 154,040
Precision Castparts Corp.	-	-	6,000	1,240,140	-	-	6,000	1,240,140
Raytheon Co.	1,000	104,000	16,000	1,664,000	-	-	17,000	1,768,000
United Technologies Corp.	1,200	136,500	16,000	1,820,000	950	108,063	18,150	2,064,563

		394,540		4,724,140		108,063		5,226,743

Auto Components-0.6%
BorgWarner, Inc.	-	-	7,000	414,400	-	-	7,000	414,400
GKN PLC	14,000	75,494	-	-	-	-	14,000	75,494
Magna International, Inc.	-	-	-	-	2,100	105,903	2,100	105,903

		75,494		414,400		105,903		595,797

Automobiles-0.1%
Thor Industries, Inc.	1,500	90,255	-	-	-	-	1,500	90,255

Banks-2.1%
MidWestOne Financial Group, Inc.	-	-	-	-	2,500	73,125	2,500	73,125
Prosperity Bancshares, Inc.	-	-	8,500	453,390	-	-	8,500	453,390
Regions Financial Corp.	-	-	-	-	11,000	108,130	11,000	108,130
Signature Bank (a)	-	-	5,000	670,450	-	-	5,000	670,450
The PNC Financial Services Group, Inc.	-	-	5,000	458,650	-	-	5,000	458,650
Washington Trust Bancorp, Inc.	-	-	8,000	296,160	-	-	8,000	296,160

		-		1,878,650		181,255		2,059,905

Beverages-1.0%					-	-
Anheuser-Busch InBev NV-SP ADR	-	-	-	-	700	84,028	700	84,028

	Alpine Transformations Fund (Target Fund)		Alpine Equity Income Fund (Target Fund)		Alpine Accelerating Dividend Fund (Acquiring Fund)		Pro Forma Combined Fund
Security Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Diageo PLC-SP ADR	-	-	7,000	777,140	-	-	7,000	777,140
PepsiCo, Inc.	-	-	-	-	1,600	152,192	1,600	152,192

		-		777,140		236,220		1,013,360

Biotechnology-2.2%
Amgen, Inc.	-	-	4,000	631,640	850	134,224	4,850	765,864
Celldex Therapeutics, Inc. (a)	3,000	72,000	-	-	-	-	3,000	72,000
Gilead Sciences, Inc.	-	-	9,000	904,590	-	-	9,000	904,590
Merrimack Pharmaceuticals, Inc. (a)	5,000	55,500	-	-	-	-	5,000	55,500
Portola Pharmaceuticals, Inc. (a)	3,000	107,070	-	-	-	-	3,000	107,070
Receptos, Inc. (a)	1,500	221,010	-	-	-	-	1,500	221,010
Verastem, Inc. (a)	6,000	49,800	-	-	-	-	6,000	49,800

		505,380		1,536,230		134,224		2,175,834

Capital Markets-2.7%
Ameriprise Financial, Inc.	-	-	4,000	501,120	-	-	4,000	501,120
Apollo Global Management LLC-Class A	-	-	38,000	868,680	-	-	38,000	868,680
Fortress Investment Group LLC-Class A	-	-	-	-	10,500	85,260	10,500	85,260
JMP Group LLC	-	-	-	-	13,842	106,583	13,842	106,583
Lazard, Ltd.-Class A	-	-	-	-	2,200	116,666	2,200	116,666
NorthStar Asset Management Group, Inc.	-	-	-	-	3,000	63,090	3,000	63,090
Oaktree Capital Group LLC	-	-	15,000	802,200	-	-	15,000	802,200
Och-Ziff Capital Management Group LLC-Class A	-	-	-	-	8,000	103,280	8,000	103,280

		-		2,172,000		474,879		2,646,879

Chemicals-4.1%
Air Products & Chemicals, Inc.	-	-	-	-	800	114,744	800	114,744
Clariant AG (a)	10,000	220,805	-	-	-	-	10,000	220,805
E.I. du Pont de Nemours & Co.	-	-	18,000	1,317,600	-	-	18,000	1,317,600
Eastman Chemical Co.	2,500	190,550	16,000	1,219,520	-	-	18,500	1,410,070

	Alpine Transformations Fund (Target Fund)		Alpine Equity Income Fund (Target Fund)		Alpine Accelerating Dividend Fund (Acquiring Fund)		Pro Forma Combined Fund
Security Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value
International Flavors & Fragrances, Inc.	-	-	6,000	688,500	-	-	6,000	688,500
PPG Industries, Inc.	-	-	-	-	600	132,936	600	132,936
Westlake Chemical Corp.	1,500	116,970	-	-	-	-	1,500	116,970

		528,325		3,225,620		247,680		4,001,625

Commercial Serivices-0.2%
RR Donnelley & Sons Co.	9,000	167,580	-	-	-	-	9,000	167,580

Commercial Services & Supplies-1.8%
Deluxe Corp.	5,000	323,750	20,000	1,295,000	-	-	25,000	1,618,750
Knoll, Inc.	3,000	68,310	-	-	-	-	3,000	68,310
McGrath RentCorp	-	-	-	-	2,700	89,397	2,700	89,397

		392,060		1,295,000		89,397		1,776,457

Communications Equipment-2.4%
Cisco Systems, Inc.	-	-	-	-	3,700	106,671	3,700	106,671
Juniper Networks, Inc.	-	-	31,500	832,545	-	-	31,500	832,545
QUALCOMM, Inc.	-	-	20,000	1,360,000	1,350	91,800	21,350	1,451,800

		-		2,192,545		198,471		2,391,016

Construction & Engineering-0.1%
Aecon Group, Inc.	-	-	-	-	5,000	54,331	5,000	54,331

Consumer Finance-2.2%
Capital One Financial Corp.	-	-	10,000	808,500	-	-	10,000	808,500
Discover Financial Services	-	-	21,000	1,217,370	1,800	104,346	22,800	1,321,716

		-		2,025,870		104,346		2,130,216

Containers & Packaging-0.1%
DS Smith PLC	15,000	80,541	-	-	-	-	15,000	80,541

	Alpine Transformations Fund (Target Fund)		Alpine Equity Income Fund (Target Fund)		Alpine Accelerating Dividend Fund (Acquiring Fund)		Pro Forma Combined Fund
Security Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Distributors-0.1%
Pool Corp.	2,000	129,780	-	-	-	-	2,000	129,780

Diversified Financial Services-3.2%
Bank of America Corp.	10,000	159,300	-	-	-	-	10,000	159,300
Citigroup, Inc.	-	-	-	-	2,100	111,972	2,100	111,972
CME Group, Inc.	-	-	8,500	772,735	-	-	8,500	772,735
JPMorgan Chase & Co.	-	-	33,500	2,119,210	-	-	33,500	2,119,210

		159,300		2,891,945		111,972		3,163,217

Diversified Telecommunication Services-3.0%
AT&T, Inc.	-	-	43,000	1,489,520	-	-	43,000	1,489,520
Verizon Communications, Inc.	-	-	27,000	1,361,880	2,000	100,880	29,000	1,462,760

		-		2,851,400		100,880		2,952,280

Electrical Equipment-0.4%
Eaton Corp. PLC	2,500	171,825	-	-	-	-	2,500	171,825
Generac Holdings, Inc. (a)	5,000	208,450	-	-	-	-	5,000	208,450
Hydrogenics Corp. (a)	5,000	60,800	-	-	-	-	5,000	60,800

		441,075		-		-		441,075

Electronic Equipment, Instruments & Components-0.1%
Oxford Instruments PLC	3,500	49,964	-	-	-	-	3,500	49,964

Energy Equipment & Services-0.1%
Canadian Energy Services & Technology Corp.	10,000	50,477	-	-	-	-	10,000	50,477

Electric Utilities-1.2%
American Electric Power Co., Inc.	-	-	11,000	625,570	-	-	11,000	625,570
Duke Energy Corp.	-	-	6,000	465,420	-	-	6,000	465,420
Eversource Energy	-	-	-	-	1,300	63,388	1,300	63,388

	Alpine Transformations Fund (Target Fund)		Alpine Equity Income Fund (Target Fund)		Alpine Accelerating Dividend Fund (Acquiring Fund)		Pro Forma Combined Fund
Security Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Pinnacle West Capital Corp.	-	-	-	-	1,000	61,200	1,000	61,200

		-		1,090,990		124,588		1,215,578

Electronic Equipment, Instruments & Components-0.1%
TE Connectivity, Ltd.	-	-	-	-	1,900	126,445	1,900	126,445

Energy Equipment & Services-0.2%
Bristow Group, Inc.	-	-	-	-	1,800	111,834	1,800	111,834
Schlumberger, Ltd.	-	-	-	-	1,000	94,610	1,000	94,610

		-		-		206,444		206,444

Food & Staples Retailing-3.6%
CVS Health Corp.	-	-	14,000	1,390,060	1,300	129,077	15,300	1,519,137
Safeway, Inc.-CVR (a)	-	-	50,000	26,592	-	-	50,000	26,592
The Andersons, Inc.	-	-	-	-	2,000	85,380	2,000	85,380
Walgreens Boots Alliance, Inc.	-	-	17,000	1,409,810	1,000	82,930	18,000	1,492,740
Weis Markets, Inc.	-	-	9,000	399,150	-	-	9,000	399,150

		-		3,225,612		297,387		3,522,999

Food Products-0.5%
Pinnacle Foods, Inc.	-	-	10,000	405,500	2,000	81,100	12,000	486,600

Gas Utilities-0.1%
Atmos Energy Corp.	-	-	-	-	1,200	64,800	1,200	64,800

Health Care Equipment & Supplies-3.4%
Becton, Dickinson & Co.	-	-	8,600	1,211,482	1,050	147,913	9,650	1,359,395
Edwards Lifesciences Corp. (a)	2,000	253,300	-	-	-	-	2,000	253,300
Intuitive Surgical, Inc. (a)	100	49,598	-	-	-	-	100	49,598
Natus Medical, Inc. (a)	2,000	75,420	-	-	-	-	2,000	75,420

	Alpine Transformations Fund (Target Fund)		Alpine Equity Income Fund (Target Fund)		Alpine Accelerating Dividend Fund (Acquiring Fund)		Pro Forma Combined Fund
Security Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value
OraSure Technologies, Inc. (a)	10,000	63,000	-	-	-	-	10,000	63,000
Zeltiq Aesthetics, Inc. (a)	6,000	184,200	-	-	-	-	6,000	184,200
Zimmer Holdings, Inc.	-	-	12,000	1,318,080	-	-	12,000	1,318,080

		625,518		2,529,562		147,913		3,302,993

Health Care Providers & Services-2.1%
Aetna, Inc.	-	-	-	-	850	90,839	850	90,839
AmerisourceBergen Corp.	-	-	-	-	800	91,440	800	91,440
Cardinal Health, Inc.	-	-	9,000	759,060	-	-	9,000	759,060
Express Scripts Holding Co. (a)	1,400	120,960	-	-	-	-	1,400	120,960
McKesson Corp.	-	-	4,000	893,600	-	-	4,000	893,600
Select Medical Holdings Corp.	6,923	100,730	-	-	-	-	6,923	100,730

		221,690		1,652,660		182,279		2,056,629

Hotels, Restaurants & Leisure-0.9%
McDonald's Corp.	-	-	8,000	772,400	-	-	8,000	772,400
Yum! Brands, Inc.	-	-	-	-	1,000	85,960	1,000	85,960

		-		772,400		85,960		858,360

Household Durables-0.4%
Garmin, Ltd.	2,000	90,380	-	-	-	-	2,000	90,380
Jarden Corp. (a)	4,500	230,310	-	-	-	-	4,500	230,310
Taylor Morrison Home Corp.-Class A (a)	5,000	92,600	-	-	-	-	5,000	92,600

		413,290		-		-		413,290

Household Products-1.2%
Energizer Holdings, Inc.	-	-	-	-	900	122,958	900	122,958
The Procter & Gamble Co.	-	-	12,500	993,875	1,400	111,314	13,900	1,105,189

		-		993,875		234,272		1,228,147

	Alpine Transformations Fund (Target Fund)		Alpine Equity Income Fund (Target Fund)		Alpine Accelerating Dividend Fund (Acquiring Fund)		Pro Forma Combined Fund
Security Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Industrial Conglomerates-0.7%
3M Co.	-	-	-	-	650	101,654	650	101,654
General Electric Co.	-	-	20,000	541,600	-	-	20,000	541,600

		-		541,600		101,654		643,254

Insurance-5.2%
ACE, Ltd.	-	-	-	-	1,000	106,990	1,000	106,990
MetLife, Inc.	-	-	21,500	1,102,735	-	-	21,500	1,102,735
Prudential Financial, Inc.	-	-	18,000	1,468,800	1,300	106,080	19,300	1,574,880
The Chubb Corp.	-	-	9,105	895,477	-	-	9,105	895,477
The Hartford Financial Services Group, Inc.	-	-	36,000	1,467,720	-	-	36,000	1,467,720

		-		4,934,732		213,070		5,147,802

Internet & Catalog Retail-0.5%
HSN, Inc.	-	-	-	-	1,800	112,356	1,800	112,356
The Priceline Group, Inc. (a)	300	371,343	-	-	-	-	300	371,343

		371,343		-		112,356		483,699

Internet Software & Services-0.3%
Actua Corp. (a)	3,000	43,410	-	-	-	-	3,000	43,410
Google, Inc.-Class A (a)	200	109,754	-	-	-	-	200	109,754
Google, Inc.-Class C (a)	201	107,763	-	-	-	-	201	107,763

		260,927		-		-		260,927

IT Services-1.9%
Accenture PLC-Class A	-	-	9,000	833,850	-	-	9,000	833,850
International Business Machines Corp.	-	-	5,000	856,450	500	85,645	5,500	942,095
Visa, Inc.-Class A	-	-	-	-	1,600	105,680	1,600	105,680

		-		1,690,300		191,325		1,881,625

	Alpine Transformations Fund (Target Fund)		Alpine Equity Income Fund (Target Fund)		Alpine Accelerating Dividend Fund (Acquiring Fund)		Pro Forma Combined Fund
Security Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Leisure Equipment & Products-0.8%
Polaris Industries, Inc.	1,000	136,960	4,000	547,840	750	102,720	5,750	787,520

Life Sciences Tools & Services-0.4%
Agilent Technologies, Inc.	-	-	-	-	2,500	103,425	2,500	103,425
Illumina, Inc. (a)	700	128,975	-	-	-	-	700	128,975
Thermo Fisher Scientific, Inc.	1,300	163,384	-	-	-	-	1,300	163,384

		292,359		-		103,425		395,784

Machinery-0.8%
Dover Corp.	-	-	-	-	1,100	83,292	1,100	83,292
Navistar International Corp. (a)	1,500	44,940	-	-	-	-	1,500	44,940
Snap-on, Inc.	3,000	448,650	-	-	600	89,730	3,600	538,380
The Middleby Corp. (a)	1,000	101,340	-	-	-	-	1,000	101,340

		594,930		-		173,022		767,952

Media-4.2%
CBS Corp.-Class B	-	-	26,000	1,615,380	2,100	130,473	28,100	1,745,853
Cinemark Holdings, Inc.	-	-	19,000	809,970	-	-	19,000	809,970
Comcast Corp.-Class A	-	-	17,000	981,920	2,200	127,072	19,200	1,108,992
Time Warner Cable, Inc.	-	-	-	-	500	77,760	500	77,760
Time Warner, Inc.	-	-	5,000	422,050	-	-	5,000	422,050

		-		3,829,320		335,305		4,164,625

Metals & Mining-0.1%
Kaiser Aluminum Corp.	-	-	-	-	1,000	80,370	1,000	80,370

Multi-Utilities-1.5%
CMS Energy Corp.	-	-	-	-	2,000	67,860	2,000	67,860

	Alpine Transformations Fund (Target Fund)		Alpine Equity Income Fund (Target Fund)		Alpine Accelerating Dividend Fund (Acquiring Fund)		Pro Forma Combined Fund
Security Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Wisconsin Energy Corp.	-	-	14,000	687,680	-	-	14,000	687,680
Xcel Energy, Inc.	-	-	20,200	684,982	-	-	20,200	684,982

		-		1,372,662		67,860		1,440,522

Office Electronics-0.4%
Xerox Corp.	-	-	35,000	402,500	-	-	35,000	402,500

Oil, Gas & Consumable Fuels-5.1%
Aegean Marine Petroleum Network, Inc.	12,000	182,400	-	-	-	-	12,000	182,400
Apache Corp.	372	25,445	13,000	889,200	-	-	13,372	914,645
Chevron Corp.	-	-	9,000	999,540	900	99,954	9,900	1,099,494
Devon Energy Corp.	-	-	-	-	1,600	109,136	1,600	109,136
HollyFrontier Corp.	1,000	38,780	-	-	-	-	1,000	38,780
Kinder Morgan, Inc.	-	-	21,000	901,950	-	-	21,000	901,950
Occidental Petroleum Corp.	-	-	-	-	1,200	96,120	1,200	96,120
Scorpio Tankers, Inc.	14,000	130,760	-	-	-	-	14,000	130,760
Stone Energy Corp. (a)	3,000	51,210	-	-	-	-	3,000	51,210
Suncor Energy, Inc.	-	-	-	-	2,600	84,760	2,600	84,760
Teekay LNG Partners LP	-	-	28,000	1,103,760	-	-	28,000	1,103,760
The Williams Cos., Inc.	-	-	5,000	255,950	-	-	5,000	255,950

		428,595		4,150,400		389,970		4,968,965

Pharmaceuticals-6.6%
Abbott Laboratories	-	-	9,200	427,064	3,200	148,544	12,400	575,608
AbbVie, Inc.	-	-	-	-	1,500	96,990	1,500	96,990
Actavis PLC (a)	400	113,144	-	-	-	-	400	113,144
Aratana Therapeutics, Inc. (a)	5,000	64,550	-	-	-	-	5,000	64,550
GlaxoSmithKline PLC-ADR	-	-	10,000	461,500	-	-	10,000	461,500
Jazz Pharmaceuticals PLC (a)	500	89,350	-	-	-	-	500	89,350
Johnson & Johnson	-	-	24,000	2,380,800	1,400	138,880	25,400	2,519,680

	Alpine Transformations Fund (Target Fund)		Alpine Equity Income Fund (Target Fund)		Alpine Accelerating Dividend Fund (Acquiring Fund)		Pro Forma Combined Fund
Security Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Mallinckrodt PLC (a)	2,000	226,360	-	-	-	-	2,000	226,360
Mylan NV (a)	3,000	216,780	-	-	500	36,130	3,500	252,910
Perrigo Co. PLC	-	-	-	-	400	73,312	400	73,312
Pfizer, Inc.	-	-	41,000	1,391,130	-	-	41,000	1,391,130
Teva Pharmaceutical Industries, Ltd.-SP ADR	-	-	8,000	483,360	1,500	90,630	9,500	573,990
TherapeuticsMD, Inc. (a)	14,000	90,720	-	-	-	-	14,000	90,720

		800,904		5,143,854		584,486		6,529,244

Real Estate Investment Trusts-3.3%
American Tower Corp.	-	-	-	-	1,000	94,530	1,000	94,530
Boston Properties, Inc.	-	-	3,000	396,930	-	-	3,000	396,930
Digital Realty Trust, Inc.	-	-	9,900	627,759	-	-	9,900	627,759
Host Hotels & Resorts, Inc.	-	-	40,000	805,600	-	-	40,000	805,600
NorthStar Realty Finance Corp.	-	-	-	-	4,500	84,420	4,500	84,420
Simon Property Group, Inc.	-	-	6,300	1,143,387	-	-	6,300	1,143,387
Starwood Waypoint Residential Trust	-	-	-	-	4,300	110,682	4,300	110,682

		-		2,973,676		289,632		3,263,308

Real Estate Management & Development-0.1%
Jones Lang LaSalle, Inc.	-	-	-	-	600	99,636	600	99,636

Road & Rail-1.4%
AMERCO	700	225,428	2,500	805,100	-	-	3,200	1,030,528
Marten Transport, Ltd.	-	-	-	-	4,000	89,040	4,000	89,040
Ryder System, Inc.	2,000	190,720	-	-	-	-	2,000	190,720
Union Pacific Corp.	-	-	-	-	1,000	106,230	1,000	106,230

		416,148		805,100		195,270		1,416,518

	Alpine Transformations Fund (Target Fund)		Alpine Equity Income Fund (Target Fund)		Alpine Accelerating Dividend Fund (Acquiring Fund)		Pro Forma Combined Fund
Security Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Semiconductors & Semiconductor Equipment-2.9%
Applied Materials, Inc.	-	-	20,000	395,800	4,500	89,055	24,500	484,855
Avago Technologies, Ltd.	-	-	-	-	1,100	128,568	1,100	128,568
Intel Corp.	-	-	32,000	1,041,600	-	-	32,000	1,041,600
Linear Technology Corp.	-	-	24,000	1,107,120	1,600	73,808	25,600	1,180,928

		-		2,544,520		291,431		2,835,951

Software-1.0%
Activision Blizzard, Inc.	-	-	-	-	3,500	79,852	3,500	79,852
Callidus Software, Inc. (a)	15,000	185,250	-	-	-	-	15,000	185,250
Microsoft Corp.	-	-	-	-	2,400	116,736	2,400	116,736
Mitek Systems, Inc. (a)	10,000	33,800	-	-	-	-	10,000	33,800
Oracle Corp.	-	-	-	-	2,500	109,050	2,500	109,050
Symantec Corp.	-	-	18,000	448,650	-	-	18,000	448,650

		219,050		448,650		305,638		973,338

Specialty Retail-1.3%
TJX Cos., Inc.	-	-	18,000	1,161,720	-	-	18,000	1,161,720
GameStop Corp.-Class A	-	-	-	-	2,300	88,642	2,300	88,642
Tiffany & Co.	-	-	-	-	700	61,236	700	61,236

		-		1,161,720		149,878		1,311,598

Technology, Hardware, Storage & Peripherals-4.9%
Apple, Inc.	1,400	175,210	14,000	1,752,100	2,500	312,875	17,900	2,240,185
Cray, Inc. (a)	7,758	217,922	-	-	-	-	7,758	217,922
EMC Corp.			55,500	1,493,505	4,500	121,095	60,000	1,614,600
Synaptics, Inc. (a)	2,500	211,800	-	-	-	-	2,500	211,800
Western Digital Corp.			4,000	390,960	1,100	107,514	5,100	498,474

		604,932		3,636,565		541,484		4,782,981

	Alpine Transformations Fund (Target Fund)		Alpine Equity Income Fund (Target Fund)		Alpine Accelerating Dividend Fund (Acquiring Fund)		Pro Forma Combined Fund
Security Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Textiles, Apparel & Luxury Goods-1.5%
PVH Corp.	-	-	4,000	413,400	-	-	4,000	413,400
VF Corp.	-	-	13,000	941,590	1,400	101,402	14,400	1,042,992

		-		1,354,990		101,402		1,456,392

Thrifts & Mortgage Finance-0.1%
Territorial Bancorp, Inc.	-	-	-	-	3,600	83,160	3,600	83,160

Trading Companies & Distributors-3.1%
Ashtead Group PLC	5,000	86,421	-	-	-	-	5,000	86,421
GATX Corp.	-	-	19,000	1,033,600	-	-	19,000	1,033,600
United Rentals, Inc. (a)	1,500	144,870	-	-	-	-	1,500	144,870
Watsco, Inc.	-	-	3,500	421,015	-	-	3,500	421,015
WW Grainger, Inc.	-	-	5,500	1,366,365	-	-	5,500	1,366,365

		231,291		2,820,980		-		3,052,271

Wireless Telecommunication Services-0.1%
Vodafone Group PLC-SP ADR	-	-	-	-	2,200	77,440	2,200	77,440

Total Common Stocks (Cost $73,964,333)		8,682,708		75,014,948		8,289,343		91,986,999

	Principal		Principal		Principal		Principal
	Amount		Amount		Amount		Amount

Bonds-3.1%
U.S. Treasury Bonds-3.1%
5.250%, 11/15/2028	$ -	-	$ 2,300,000	3,092,422	-	-	$ 2,300,000	3,092,422

Total Bonds (Cost $2,599,421)		-		3,092,422				3,092,422

Short-Term Investments-4.8%
State Street Eurodollar Time Deposit, 0.01%	901,000	901,000	2,834,000	2,834,000	997,000	997,000	4,732,000	4,732,000

	Alpine Transformations Fund (Target Fund)		Alpine Equity Income Fund (Target Fund)		Alpine Accelerating Dividend Fund (Acquiring Fund)		Pro Forma Combined Fund
Security Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Total Short-Term Investments (Cost $4,732,000)	901,000	2,834,000	997,000	4,732,000

Total Investments (Cost $81,295,754)-101.6%	9,583,708	80,941,370	9,286,343	99,811,421
Liabilities in Excess of Other Assets-(1.6)%	(542,298)	(200,920)	(855,193)	(1,598,411)

TOTAL NET ASSETS 100.0%	9,041,410	80,740,450	8,431,150	98,213,010

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

ADR-American Depositary Receipt

AG-Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

CVR-Contingent Value Right

NV-Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC-Public Limited Company

SP ADR-Sponsored American Depositary Receipt

Notes to the Pro Forma Condensed Combined Financial Statements
As of April 30, 2015 (Unaudited)

1. Basis of Presentation:

The accompanying unaudited Pro Forma Combined Schedule of Investments and unaudited Pro Forma Combined Statement of Assets and Liabilities reflect balances as of April 30, 2015 and the unaudited Pro Forma Combined Statement of Operations reflect results for the twelve months ended April 30, 2015. The unaudited pro forma financial statements are presented to show the effect of the proposed merger of Alpine Equity Income Fund and Alpine Transformations Fund (the “Target Funds”) into Alpine Accelerating Dividend Fund (to be renamed Alpine Rising Dividend Fund effective September 9, 2015) (the “Acquiring Fund”), the accounting survivor, as if the merger had occurred on the first day of the year presented (May 1, 2015).

The unaudited pro forma financial statements were derived from financial statements prepared for the Acquiring Fund and Target Funds in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements which are incorporated by reference in this Statement of Additional Information (“SAI”). Both the Target Funds and the Acquiring Fund have substantially the same accounting policies which are detailed in the reports incorporated by reference in the SAI. Each Reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the Funds or their shareholders.

2. Valuation of Securities:

The net asset value (“NAV”) of shares of the Target Funds and Acquiring Fund are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Funds are valued at their current market values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Funds' NAV, equity securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation or, lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used.  Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security's trading currency to the equity-linked structured note's settlement currency. These investments are categorized as Level 2 of the fair value hierarchy. Each option security traded on a securities exchange in the United States is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Funds’ NAVs are not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Funds may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Funds’ NAVs are calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and OTC derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds' NAVs may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Funds may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

Fair Value Measurement:

In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 - Unadjusted quoted prices in active markets for identical investments.

Level 2 - Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3 - Significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

3. Merger Costs:

Alpine Woods Capital Investors, LLC has agreed to pay the legal and other costs associated with each Fund’s participation in the Reorganizations.

4.   Pro Forma Operating Expenses:

The Pro Forma Condensed Combined Statement of Operations for the twelve month period ended April 30, 2015, as adjusted, giving effect to each Agreement and Plan of Reorganization reflects changes in expenses of the Target Funds as if the Reorganizations were consummated on May 1, 2015. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganizations, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations. The Adviser has agreed to reimburse the Fund to the extent necessary through March 1, 2016 to ensure that ordinary operating expenses (including 12b-1 fees, where applicable, but not including interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed annually 1.60% of the Fund’s Class A shares average daily net assets, and 1.35% of the Fund’s Institutional Class shares average daily net assets.

5. Capital Share Transactions:

The unaudited pro forma net asset value per share assumes the issuance of additional shares of the Acquiring Fund which would have been issued on April 30, 2015 in connection with the proposed merger. Shareholders of the Target Funds would become shareholders of the Acquiring Fund receiving shares of the corresponding class of the Acquiring Fund equal to the value of their holdings in the relevant Target Fund. The amount of additional shares assumed to be issued was calculated based on the April 30, 2015 net assets of the Target Fund and the net asset value per share of the Acquiring Fund as disclosed within the Pro Forma Condensed Combined Statement of Assets and Liabilities (unaudited).

6. Federal and Other Income Taxes:

It is each Fund's policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to timely distribute, all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake procedural steps to claim the benefits of such treaties. Where available, the Funds will file refund claims for foreign taxes withheld.

Management has analyzed the Funds' tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2015, no provision for income tax is required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

7. Subsequent Event:

Effective June 25, 2015, Deloitte & Touche LLP (“D&T”) was replaced as the independent registered public accounting firm to each series (the “Funds”) of the Alpine Series Trust (Alpine Dynamic Dividend Fund, Alpine Accelerating Dividend Fund (to be renamed Alpine Rising Dividend Fund effective September 9, 2015), Alpine Financial Services Fund, Alpine Small Cap Fund, Alpine Transformations Fund and Alpine Equity Income Fund) (the “Trust”). The Board of Trustees of the Trust approved the dismissal upon recommendation by the Audit Committee of the Board.

D&T’s reports on the Funds’ financial statements for the two most recent fiscal years ended October 31, 2014 and October 31, 2013 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Funds’ two most recent fiscal years ended October 31, 2014 and October 31, 2013 and during the period from the end of the most recently completed fiscal year through the date of this semi-annual report, (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On June 25, 2015, upon recommendation of the Audit Committee of the Trust’s Board of Trustees, the Trust’s Board of Trustees approved the engagement of Ernst & Young LLP (“E&Y”) as each Fund’s independent registered public accounting firm for the fiscal year ended October 31, 2015. The selection of E&Y does not reflect any disagreements with or dissatisfaction by the Trust or the Board of Trustees with the performance of the Funds’ prior independent registered public accounting firm, D&T.

During the Funds’ fiscal years ended October 31, 2014 and October 31, 2013, and during the period from the end of the most recently completed fiscal year through the date of this semi-annual report neither the Funds, nor anyone on their behalf, consulted with E&Y on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a “disagreement” (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a “reportable event” (as described in paragraph (a)(1)(v) of said Item 304).

PART C

OTHER INFORMATION

Item 15. Indemnification

A Delaware statutory trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article III, Section 7 of Registrant's Declaration of Trust provides that if any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to his or her being or having been a Shareholder, and not because of his or her acts or omissions, the Shareholder or former Shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all loss and expense arising from such claim or demand.

Pursuant to Article VII, Section 2 of the Declaration of Trust, the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Investment Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee's performance of his duties as a Trustee of the Trust to the fullest extent permitted by law; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee from or against any liability to the Trust or any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue

Item 16. Exhibits

(1)	Declaration of Trust – previously filed as an Exhibit to the Registrant's Registration Statement on Form N-1A filed on December 21, 2001 and incorporated herein by reference.

(a)               Certificate of Amendment to Declaration of Trust dated September 27, 2011 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 29 to the Registration Statement filed on October 24, 2011 and incorporated herein by reference.

(b)          Establishment and Designation of Series and Classes dated September 27, 2011 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 29 to the Registration Statement filed on October 24, 2011 and incorporated herein by reference.

(2)	By-Laws – previously filed as an Exhibit to the Registrant's Registration Statement on Form N-1A filed on December 21, 2001 and incorporated herein by reference.

(3)	None.

(4)	Form of Agreement and Plan of Reorganization (included as Appendix B to the Combined Proxy Statement/Prospectus included in this Registration Statement).

(5)	Instruments Defining Rights of Security Holders, incorporated by reference to the Declaration of Trust and By-Laws.

(6)	Investment Advisory Agreement, as amended, by and between Alpine Woods Capital Investors, LLC and the Registrant– previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 23 to the Registration Statement filed on October 30, 2008 and incorporated herein by reference.

(7)	Form of Distribution Agreement with Quasar Distributors, LLC dated December 16, 2010 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 27 to the Registration Statement filed on February 28, 2011 and incorporated herein by reference.

(8)	None.

(9)	Master Custody and Fund Accounting Agreement dated November 18, 2010 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 27 to the Registration Statement filed on February 28, 2011 and incorporated herein by reference.

(10)	Distribution Plan of Class A Shares of the Alpine Series Trust – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 29 to the Registration Statement filed on October 24, 2011 and incorporated herein by reference.25378 and 811-05684) filed with the Securities and Exchange Commission on October 24, 2011.

(11)	Opinion and consent of Richards, Layton & Finger, P.A. as to the legality of the securities being registered is filed herewith.

(12)	Forms of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Combined Proxy Statement/Prospectus are filed herewith.

(13)	(a)	Administration Agreement

(i)
Administration Agreement dated November 18, 2010  – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 27 to the Registration Statement filed on February 28, 2011 and incorporated herein by reference.

(ii)
Amendment No. 1 to the Administration Agreement  – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 27 to the Registration Statement filed on February 28, 2011 and incorporated herein by reference.

(b)	Transfer Agent Servicing Agreement

(i)
Transfer Agency and Service Agreement dated December 8, 2010 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 27 to the Registration Statement filed on February 28, 2011 and incorporated herein by reference.

(ii)
Amendment No. 1 to the Transfer Agency and Service Agreement – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 27 to the Registration Statement filed on February 28, 2011 and incorporated herein by reference.

(c)	Expense Limitation Agreement

(i)	Expense Limitation and Reimbursement Agreement dated February 28, 2015 is filed herewith.

(d)	Credit Agreements

(i)
Form of Special Custody and Pledge Agreement dated December 1, 2010 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 27 to the Registration Statement filed on February 28, 2011 and incorporated herein by reference.

(ii)	Form of New York Lending Agreement dated December 1, 2010 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 27 to the Registration Statement filed on February 28, 2011 and incorporated herein by reference.

(14)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(15)	Not applicable.

(16)	(a)	Power of Attorney – dated December 16, 2010 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 27 to the Registration Statement filed on February 28, 2011 and incorporated herein by reference.

(b)            Power of Attorney, on behalf of Eleanor Hoagland – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 34 to the Registration Statement filed on February 28, 2013 and incorporated herein by reference.

(17)	(a)	Forms of Proxy Card are filed herewith.

(b)              Joint Code of Ethics dated July 1, 2014 – 2013 – previously filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 42 to the Registration Statement filed on February 27, 2015 and incorporated herein by reference.

(c)                Rule 18f-3 Plan of the Alpine Series Trust – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 29 to the Registration Statement filed on October 24, 2011 and incorporated herein by reference.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, the final opinion of Willkie Farr & Gallagher LLP supporting the tax consequences of the proposed reorganization as soon as practicable after the closing of the reorganization.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant in the City of Purchase and State of New York, on this 14th day of August, 2015.

ALPINE SERIES TRUST

By:	/s/ Samuel A. Lieber
Samuel A. Lieber, President

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated below on August 14, 2015.

	Signature	Title

	/s/ Samuel A. Lieber	President and Trustee
Samuel A. Lieber

	/s/ Ronald G. Palmer, Jr.	Chief Financial Officer
Ronald G. Palmer, Jr.

	Eleanor T.M. Hoagland**	Trustee
Eleanor T.M. Hoagland
	H. Guy Leibler*	Trustee
H. Guy Leibler

	Jeffrey E. Wacksman*	Trustee
Jeffrey E. Wacksman

	James A. Jacobson*	Trustee
James A. Jacobson

*By:	/s/ Samuel A. Lieber
Samuel A. Lieber Attorney-in-Fact pursuant to Power of Attorney

*	Attorney-in-Fact pursuant to Power of Attorney previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 27 to the Registration Statement filed on February 28, 2011 and incorporated herein by reference

**	Attorney-in-Fact pursuant to Power of Attorney dated December 19, 2012, previously filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed on February 28, 2013 and incorporated herein by reference.

EXHIBIT INDEX

EXHIBIT NO.	EXHIBITS
(11)	Opinion and consent of Richards, Layton & Finger, P.A. as to the legality of the securities being registered.

(12)	Forms of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Combined Proxy Statement/Prospectus.

(13) (c)(i)	Expense Limitation and Reimbursement Agreement dated February 28, 2015

(14)	Consent of Independent Registered Public Accounting Firm.

(17) (a)	Forms of Proxy Card.